Exhibit 4.10

LEHMAN ABS CORPORATION HOME EQUITY LOAN TRUST 20[__]-[__], as Issuer

LEHMAN ABS CORPORATION, as Depositor

[_________], as Master Servicer

and

[_________], as Indenture Trustee

___________________________

TRANSFER AND SERVICING AGREEMENT

Dated as of [_____] [__], 20[__]

LEHMAN ABS CORPORATION HOME EQUITY LOAN TRUST 20[__]-[__]
HOME EQUITY LOAN ASSET BACKED NOTES, SERIES 20[__]-[__]

Table of Contents

Page

ARTICLE I
DEFINITIONS

Section 1.01

Definitions

2

Section 1.02

Calculations Respecting Mortgage Loans

29

Section 1.03

Calculations Respecting Accrued Interest

29

ARTICLE II
CONVEYANCE OF MORTGAGE LOANS

Section 2.01

Conveyance of Mortgage Loans; Retention of Obligation to Fund

Advances Under Credit Line Agreements

29

Section 2.02

Acceptance of Trust Estate; Review of Documentation

33

Section 2.03

Grant Clause

34

Section 2.04

Further Encumbrance of Trust Property

36

ARTICLE III
REPRESENTATIONS AND WARRANTIES

Section 3.01

Representations and Warranties of the Depositor

37

Section 3.02

Representations and Warranties of the Master Servicer

39

Section 3.03

Discovery of Breach

41

Section 3.04

Repurchase, Purchase or Substitution of Mortgage Loans

42

ARTICLE IV
ADMINISTRATION AND SERVICING OF MORTGAGE LOANS BY THE MASTER SERVICER

Section 4.01

Duties of the Master Servicer

43

Section 4.02

Master Servicer Fidelity Bond and Master Servicer Errors and Omissions

Insurance Policy

43

Section 4.03

Master Servicer’s Financial Statements and Related Information

44

Section 4.04

Power to Act; Procedures

44

Section 4.05

Enforcement of Servicer’s and Master Servicer’s Obligations

45

Section 4.06

Collection of Taxes, Assessments and Similar Items

46

Section 4.07

Collection Account

47

Section 4.08

Application of Funds in the Collection Account

48

Section 4.09

Reports of Indenture Trustee, Securityholders and the Insurer

50

Section 4.10

Termination of Servicing Agreements; Successor Servicers

53

Section 4.11

Master Servicer Liable for Enforcement

54

Section 4.12

No Contractual Relationship Between Any Servicer and Indenture

Trustee or Depositor

54

Section 4.13

Assumption of Servicing Agreement by Indenture Trustee

54

Section 4.14

“Due-on-Sale” Clauses; Assumption Agreements

55

Section 4.15

Release of Mortgage Files

55

Section 4.16

Documents, Records and Funds in Possession of Master Servicer To Be

Held for Indenture Trustee

56

Section 4.17

Opinion

58

Section 4.18

Standard Hazard and Flood Insurance Policies

58

Section 4.19

Presentment of Claims and Collection of Proceeds

58

Section 4.20

[Reserved]

58

Section 4.21

[Reserved]

58

Section 4.22

Compensation to the Master Servicer

58

Section 4.23

REO Property

59

Section 4.24

[Reserved]

59

Section 4.25

Reports to the Indenture Trustee

59

Section 4.26

Annual Officer’s Certificate as to Compliance

60

Section 4.27

Annual Independent Accountants’ Servicing Report

61

Section 4.28

Merger or Consolidation

61

Section 4.29

Resignation of Master Servicer

61

Section 4.30

Assignment or Delegation of Duties by the Master Servicer

62

Section 4.31

Limitation on Liability of the Master Servicer and Others

62

Section 4.32

Indemnification; Third-Party Claims

63

Section 4.33

[Reserved]

63

Section 4.34

Alternative Index

63

Section 4.35

[Reserved]

63

Section 4.36

[Reserved]

64

Section 4.37

[Reserved]

64

Section 4.38

[Reserved]

64

Section 4.39

Transfer of Servicing

64

ARTICLE V
DEPOSITS AND DISTRIBUTIONS TO HOLDERS

Section 5.01

The Collection Account

65

Section 5.02

The Distribution Account

65

Section 5.03

Payments from the Distribution Account

66

Section 5.04

The Policy; the Policy Payment Account

68

Section 5.05

[Reserved]

69

Section 5.06

[Reserved]

69

Section 5.07

The Certificate Account

69

Section 5.08

Control of the Trust Accounts

69

ARTICLE VI
EVENTS OF MASTER SERVICER TERMINATION

Section 6.01

Events of Master Servicer Termination; Indenture Trustee To Act; Appointment of Successor

73

Section 6.02

Additional Remedies of Indenture Trustee Upon Event of Master

Servicer Termination

78

Section 6.03

Waiver of Defaults

78

Section 6.04

Notification to Holders

78

Section 6.05

Directions by Securityholders and Duties of Indenture Trustee During

Event of Master Servicer Termination

78

Section 6.06

Action Upon Certain Failures of the Master Servicer and Upon Event of

Master Servicer Termination

79

Section 6.07

Preparation of Reports

79

ARTICLE VII
RAPID AMORTIZATION EVENTS

Section 7.01

Rapid Amortization Events

80

ARTICLE VIII
TERMINATION

Section 8.01

Termination

83

Section 8.02

Termination Prior to Maturity Date; and Optional Redemption

83

Section 8.03

[Reserved]

83

Section 8.04

Certain Notices upon Final Payment

83

Section 8.05

Beneficiaries

84

ARTICLE IX
MISCELLANEOUS PROVISIONS

Section 9.01

Binding Nature of Agreement; Assignment

84

Section 9.02

Entire Agreement

84

Section 9.03

Amendment

84

Section 9.04

Acts of Securityholders

85

Section 9.05

Recordation of Agreement

85

Section 9.06

Governing Law

86

Section 9.07

Notices

86

Section 9.08

Severability of Provisions

86

Section 9.09

Indulgences; No Waivers

86

Section 9.10

Headings Not To Affect Interpretation

86

Section 9.11

Benefits of Agreement

86

Section 9.12

Special Notices to the Rating Agencies

87

Section 9.13

Counterparts

87

Section 9.14

Execution by the Issuer

87

ATTACHMENTS

Exhibit A-1

Form of Initial Certification

Exhibit A-2

Form of Interim Certification

Exhibit A-3

Form of Final Certification

Exhibit A-4

Form of Endorsement

Exhibit B

Request for Release of Documents and Receipt

Exhibit C

List of Servicing Agreements

Exhibit D

(Reserved)

Exhibit E

(Reserved)

Exhibit F

Custodial Agreement ([_________])

Exhibit G

[Reserved]

Exhibit H

[Reserved]

Exhibit I

Form of Certification to be Provided by Indenture Trustee to the Depositor/Master Servicer

Exhibit J

Form of Certification to be Provided by the Master Servicer to the Depositor

Schedule A

Mortgage Loan Schedule

Schedule B

[_________] Mortgage Loan Schedule

Schedule C

[_________] Mortgage Loan Schedule

This TRANSFER AND SERVICING AGREEMENT, dated as of [_____] [__], 20[__] (the “Agreement” or the “Transfer and Servicing Agreement”), is by and among LEHMAN ABS CORPORATION HOME EQUITY LOAN TRUST 20[__]-[__] , a Delaware statutory trust, as issuer (the “Issuer”), LEHMAN ABS CORPORATION, a Delaware corporation, as depositor (the “Depositor”), [_________], as Indenture Trustee (the “Indenture Trustee”) and [_________], as master servicer (the “Master Servicer”).

PRELIMINARY STATEMENT

WHEREAS, the Depositor has acquired the Mortgage Loans from Lehman Brothers Holdings Inc. (the “Seller”) pursuant to the Mortgage Loan Sale Agreement, and at the Closing Date is the owner of the Mortgage Loans and the other property being conveyed by it to the Issuer hereunder for inclusion in the Trust Estate.

WHEREAS, such Mortgage Loans consist of certain home equity lines of credit;

WHEREAS, on the Closing Date, the Depositor will acquire the Notes and the Residual Certificates from the Issuer, as consideration for its transfer to the Issuer of the Mortgage Loans and the other property constituting the Trust Estate;

WHEREAS, the Depositor has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Issuer of the Mortgage Loans and the other property constituting the Trust Estate;

WHEREAS, pursuant to the Indenture, the Issuer will pledge the Mortgage Loans and the other property constituting the Trust Estate to the Indenture Trustee as security for the Notes;

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

The following table sets forth the Class Designation, Note Rate, Original Note Principal Amount and minimum denomination for the Notes issued pursuant to the Indenture.

Class Designation	Note Rate	Original Note Principal Amount	Minimum Denominations
Class A	(1)	$ [_________]	$ 250,000

____________________

(1)

The Note Rate with respect to any Payment Date (and the related Interest Accrual Period) for the Class A Notes is the per annum rate equal to the lesser of (i) LIBOR plus (a) [____]%, on or prior to the Optional Redemption Date and (b) [____]%, after the Optional Redemption Date; and (ii) the Maximum Rate for such Payment Date.

ARTICLE I

DEFINITIONS

Section 1.01

Definitions.  The following words and phrases, unless the context otherwise requires, shall have the following meanings:

Accelerated Principal Payment: With respect to any Payment Date a payment received as a payment of principal by the Noteholders, for the purpose of increasing the related Overcollateralization Amount, and to be paid from the Excess Cashflow, and equal to for any Payment Date the lesser of (x) the amount of the Excess Cashflow and (y) the Overcollateralization Deficiency Amount.

Accepted Servicing Practices: As provided in each Servicing Agreement.

Account: Any of the Collection Account or the Distribution Account, as applicable.

Accountant: A person engaged in the practice of accounting that (except when this Agreement provides that an Accountant must be Independent) may be employed by or affiliated with the Depositor or an Affiliate of the Depositor.

Additional Balance: With respect to the Mortgage Loans and any date of determination, the aggregate amount of all Draws conveyed to the Issuer with respect to such Mortgage Pool pursuant to Section 2.01 of this Agreement.

Additional Balance Contributed Amount: The [_________] Additional Balance Contributed Amount and the [_________] Additional Balance Contributed Amount, as applicable.

Administration Agreement: The Administration Agreement dated as of [_____] [__], 20[__] among the Issuer, the Administrator and the Depositor, as such may be amended or supplemented from time to time.

Administrator: [_________], or any successor in interest thereto, in its capacity as Administrator under the Administration Agreement.

Affiliate: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.  For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

Aggregate Expense Rate: With respect to any Mortgage Loan, the sum of the Servicing Fee Rate, the Indenture Trustee Fee Rate and the Owner Trustee Fee.

Agreement: This Transfer and Servicing Agreement and all amendments and supplements hereto.

Anniversary Year: Means, the one-year period beginning on the Closing Date and ending on the first anniversary thereof, and each subsequent one-year period beginning on the day after the end of the preceding Anniversary Year and ending on the next succeeding anniversary of the Closing Date.

Appraised Value: With respect to any Mortgage Loan, the amount set forth in an appraisal made in connection with the origination of such Mortgage Loan as the value of the related Mortgaged Property.

Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the assignment of the Mortgage to the Indenture Trustee for the benefit of Securityholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction, if permitted by law; provided, however, that neither the Issuer nor the Indenture Trustee shall be responsible for determining whether any such assignment is in recordable form.

Authorized Officer: Any Person who may execute an Officer’s Certificate on behalf of the Depositor.

Available Funds: With respect to any Payment Date, the amount then on deposit in the Distribution Account, after taking into account the deposits thereto made pursuant to Section 5.03(a) of this Agreement, if any (exclusive of the amount of any related Insured Amount or Preference Amount then on deposit in the Policy Payment Account or deposited into the Distribution Account in accordance with Section 5.04 of this Agreement).

Bankruptcy: As to any Person, the making of an assignment for the benefit of creditors, the filing of a voluntary petition in bankruptcy, adjudication as a bankrupt or insolvent, the entry of an order for relief in a bankruptcy or insolvency proceeding, the seeking of reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief, or seeking, consenting to or acquiescing in the appointment of a trustee, receiver or liquidator, dissolution, or termination, as the case may be, of such Person pursuant to the provisions of either the United States Bankruptcy Code of 1986, as amended, or any other similar state laws.

Bankruptcy Code: The United States Bankruptcy Code of 1986, as amended.

Benefit Plan Opinion: An Opinion of Counsel satisfactory to the Trustee to the effect that any proposed transfer of Certificates will not (i) cause the assets of the trust fund to be regarded as plan assets for purposes of the Plan Asset Regulations or (ii) give rise to any fiduciary duty on the part of the Depositor or the Trustee.

Book-Entry Notes: A beneficial interest in the Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.9 of the Indenture.

Business Day: Any day other than (i) a Saturday or a Sunday, (ii) a day on which banking institutions in New York, New York or, if other than New York, the city in which the Corporate Trust Office of the Indenture Trustee is located, or the States of New York, Delaware, [_________] or [_________] are authorized or obligated by law or executive order to be closed, or (iii) with respect to any Servicer Remittance Date or any Servicer reporting date, the States specified in the definition of “Business Day” in the related Servicing Agreement, are authorized or obligated by law or executive order to be closed.

 [_________] Additional Balance Contributed Amount: As to any Payment Date and during the Managed Amortization Period, the difference, if any, between (a) the aggregate excess, if any, for all prior Payment Dates of (i) the aggregate principal amount of all Additional Balances in respect of the [_________] Mortgage Loans created during the Collection Period relating to each such Payment Date over (ii) Principal Collections in respect to the [_________] Mortgage Loans relating to such Payment Date, and (b) the aggregate [_________] Additional Balance Contributed Amounts paid to [_________] on all prior Payment Dates pursuant to Section 5.03(b)(iii) of this Agreement.  During the Rapid Amortization Period, zero.

[_________] Mortgage Loans: The Mortgage Loans originated by [_________] as identified on Schedule B attached hereto.

[_________] RSA: The Reconstituted Servicing Agreement dated [_____] [__], 20[__], between [_________] and LBH.

Certificate Account: The account maintained by the Administrator pursuant to Section 5.07 of this Agreement.

Certificate of Trust: The certificate of trust of the Issuer substantially in the form of Exhibit C to the Trust Agreement.

Certificateholder: As defined in the Trust Agreement.

Charge-Off Amount: With respect to any Charged-Off HELOC is the amount of the principal balance that has been written down.

Charged-Off HELOC: Means (i) a Mortgage Loan with a Principal Balance that has been written down on the related Servicer’s servicing system in accordance with its policies and procedures and (ii) any Mortgage Loan that is more than 180 days past due.

Class: All Notes bearing the same class designation.

Class B Certificate: A Residual Certificate, in the form attached to the Indenture as Exhibit A.

Class L Certificate: A Residual Certificate, in the form attached to the Indenture as Exhibit A.

Class Principal Balance: With respect to the Class L Certificates and any Payment Date during the Managed Amortization Period, zero.  With respect to the Class L Certificates and any Payment Date during the Rapid Amortization Period, the sum of the Additional Balance Contributed Amount at the commencement of the Rapid Amortization Period for such Payment Date and the aggregate amount of Draws conveyed to the Issuer during the Rapid Amortization Period, less the aggregate Realized Loss Allocated Amount for all prior Payment Dates and, after the Notes are paid in full, distributions to such class pursuant to Section 4.11 of the Trust Agreement representing principal payments on the Mortgage Loans.

With respect to the Class B Certificates and any Payment Date, an amount equal to the excess of the Pool Balance on the last day of the related Collection Period (after taking into account all Interest Collections and Principal Collections for such Payment Date) over the sum of the aggregate Note Principal Amount of the Notes and the Class Principal Balance of the Class L Certificates, in each case immediately prior to such Payment Date.

Closing Date: [_____] [__], 20[__].

Code: The Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

Collateral: As defined in the Granting Clause of the Indenture.

Collection Account: A separate account established and maintained by the Master Servicer pursuant to Section 4.07.

Collection Period: With respect to any Payment Date and Mortgage Loan, the calendar month immediately preceding such Payment Date.

Combined Loan-to-Value Ratio: With respect to any Mortgage Loan as of any date, the percentage equivalent of a fraction, the numerator of which is the sum of (A) the Credit Limit and (B) the outstanding Principal Balance as of the date of application for the related credit line (or as of any subsequent date, if any, as of which such outstanding principal balance may be determined in connection with an increase in the Credit Limit for such Mortgage Loan) of any mortgage loan or mortgage loans that are senior in priority to the Mortgage Loan and which are secured by the same Mortgaged Property and the denominator of which is (C) the Appraised Value of the related Mortgaged Property as set forth in the Mortgage File as of the date of the appraisal or on such subsequent date, if any, or (D) in the case of a Mortgaged Property purchased within one year of the date of execution of the related Credit Line Agreement, the lesser of (x) the Appraised Value of the related Mortgaged Property as set forth in the loan files as of the date of the appraisal and (y) the purchase price of such Mortgaged Property.

Control: The meaning specified in Section 8-106 of the New York UCC.

Controlling Party: The Insurer, so long as no Insurer Default shall have occurred and be continuing, and the Majority Securityholders, for so long as an Insurer Default shall have occurred and is continuing.

Corporate Trust Office: The principal corporate trust office of the Indenture Trustee at which, at any particular time, its corporate trust business shall be administered, which office at the date hereof is located at [_________], Attention: Client Manager – LABS 20[__]-[__].

Credit Limit: As to any Mortgage Loan, the maximum principal balance permitted under the terms of the related Credit Line Agreement.

Credit Limit Utilization Rate: As to any Mortgage Loan, the percentage equivalent of a fraction the numerator of which is the Principal Balance of such Mortgage Loan as of the Cut-Off Date and the denominator of which is the related Credit Limit.

Credit Line Agreement: With respect to any Mortgage Loan, the related home equity line of credit agreement and promissory note executed by the related Mortgagor and any amendment or modification thereof.

Credit Scores: With respect to the Mortgage Loans, statistical credit scores obtained by mortgage lenders in connection with the loan application to help assess a borrower’s creditworthiness.

Custodial Account: Any custodial account (other than an Escrow Account) established and maintained by a Servicer pursuant to a Servicing Agreement.

Custodial Agreement: Each custodial agreement attached as Exhibit F hereto, and any custodial agreement subsequently executed by the Indenture Trustee and acknowledged by the Master Servicer substantially in the form thereof.

Custodian: Each custodian appointed by the Indenture Trustee pursuant to a Custodial Agreement, and any successor thereto.  The initial Custodian is [_________].

Cut-off Date: Close of business on [_____] [__], 20[__].

Cut off Date Pool Balance: With respect to the Mortgage Loans, the Pool Balance as of the Cut off Date.

Default: Any occurrence that is, or with notice or the lapse of time or both would become, a Rapid Amortization Event.

Deferred Interest: With respect to the Notes and any Payment Date, the excess, if any, of interest due at the Formula Note Rate over interest due at the Note Rate.

Definitive Notes: As defined in Section 2.11 of the Indenture.

Deleted Mortgage Loan: A Mortgage Loan that is repurchased from the Trust Estate pursuant to the terms hereof or as to which one or more Qualifying Substitute Mortgage Loans are substituted therefor.

Delinquent: A Mortgage Loan is “delinquent” if any payment due thereon is not made by the close of business on the day such payment is scheduled to be due.  A Mortgage Loan is “30 days delinquent” if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month) then on the last day of such immediately succeeding month.  Similarly for “60 days delinquent,” “90 days delinquent” and so on.

Deposit Date: With respect to each Payment Date, the Business Day immediately preceding such Payment Date.

Depositor: Lehman ABS Corporation, a Delaware corporation having its principal place of business in New York, or its successors in interest.

Determination Date: With respect to any Payment Date, the fourth Business Day prior to such Payment Date or such earlier day as shall be designated by the Insurer and the Indenture Trustee.

Distribution Account: That account designated as the “Distribution Account” and established pursuant to Section 5.02 of this Agreement.

Draw: With respect to any Mortgage Loan, an additional borrowing by the Mortgagor subsequent to the Cut-Off Date in accordance with the related Credit Line Agreement.

Draw Period: With respect to any Mortgage Loan, the period of time specified in the related Credit Line Agreement whereby a Mortgagor may make a Draw under the related Credit Line Agreement, not to exceed five, ten or fifteen years (as applicable) unless extended pursuant to such Credit Line Agreement and the Transfer and Servicing Agreement, such extension to be limited by the provisions of the related Transfer Agreement.

Due Date: With respect to any Mortgage Loan, the date on which principal and/or interest is due under the related Credit Line Agreement.

Eligible Account: Either (i) an account or accounts maintained with a federal or state chartered depository institution or trust company acceptable to the Rating Agencies and the Insurer or (ii) an account or accounts the deposits in which are insured by the FDIC to the limits established by such corporation, provided that any such deposits not so insured shall be maintained in an account at a depository institution or trust company whose commercial paper or other short term debt obligations (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short term debt or deposit obligations of such holding company or depository institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category, or (iii) a segregated Trust account or accounts (which shall be a “special deposit account”) maintained with the Indenture Trustee or any other federal or state chartered depository institution or trust company, acting in its fiduciary capacity, in a manner acceptable to the Indenture Trustee, the Insurer and the Rating Agencies.  Eligible Accounts may bear interest.

Eligible Investments: Any one or more of the following obligations or securities:

(i)

direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America (“Direct Obligations”);

(ii)

federal funds, or demand and time deposits in, certificates of deposits of, or bankers’ acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories and the Indenture Trustee or any agent of the Indenture Trustee, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual commitment providing for such investment the commercial paper or other short term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

(iii)

repurchase agreements collateralized by Direct Obligations or securities guaranteed by GNMA, Fannie Mae or FHLMC with any registered broker/dealer subject to Securities Investors’ Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

(iv)

securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Estate to exceed [____]% of the sum of the Pool Balance and the aggregate principal amount of all Eligible Investments in the Distribution Account; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from any Rating Agency;

(v)

commercial paper (including both non-interest-bearing discount obligations and interest bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

(vi)

a Qualified GIC;

(vii)

certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

(viii)

any other demand, money market, common trust fund or time deposit or obligation, or interest bearing or other security or investment (including those managed or advised by the Indenture Trustee or any Affiliate thereof), (A) rated in the highest rating category by each Rating Agency or (B) that would not adversely affect the then current rating assigned by each Rating Agency of any of the Notes without regard to the Policy.  Such investments in this subsection (viii) may include money market mutual funds or common Trust Estates, including any fund for which [_________] (the “Bank”) in its capacity other than as Indenture Trustee, the Master Servicer or an affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the Bank, the Indenture Trustee, the Master Servicer or any affiliate thereof charges and collects fees and expenses from such funds for services rendered, (y) the Bank, the Indenture Trustee, the Master Servicer or any affiliate thereof charges and collects fees and expenses for services rendered pursuant to this Agreement, and (z) services performed for such funds and pursuant to this Agreement may converge at any time.  The Indenture Trustee specifically authorizes the Bank or an affiliate thereof to charge and collect from the Indenture Trustee such fees as are collected from all investors in such funds for services rendered to such funds (but not to exceed investment earnings thereon);

provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than [____]% of the yield to maturity at par of such underlying obligations, provided that any such investment will be a “permitted investment” within the meaning of Section 860G(a)(5) of the Code.

Entitlement Order: The meaning specified in Section 8-102(a)(8) of the New York UCC (i.e., generally, orders directing the transfer or redemption of any Financial Asset).

ERISA: The Employee Retirement Income Security Act of 1974, as amended.

Errors and Omission Insurance Policy: Any errors or omission insurance policy required to be obtained by each Servicer satisfying the requirements of the related Servicing Agreement.

Escrow Account: Any account with respect to tax and insurance escrow payments established and maintained by each Servicer pursuant to the related Servicing Agreement.

Event of Master Servicer Termination: Any one of the conditions or circumstances enumerated in Section 6.01(a).

Excess Cashflow: With respect to any Payment Date, the Available Funds for such Payment Date which remain on deposit in the Distribution Account after taking into account the distributions listed in clauses (i) through (v) of Section 5.03(b) of this Agreement on such Payment Date.

Fannie Mae: Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

FHLMC: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

Fidelity Bond: Any fidelity bond required to be obtained by each Servicer satisfying the requirements of the related Servicing Agreement.

Final Certification: The certification, in the form attached hereto as Exhibit A-3.

Final Scheduled Payment Date: The Payment Date in [_________] 20[__], whereby the Noteholders shall be entitled to receive a payment of principal in an amount equal to the Note Principal Amount and any accrued and unpaid interest thereon.

Financial Asset: The meaning specified in Section 8-102(a) of the New York UCC.

Fitch: Fitch, Inc. or any successor in interest.

Formula Note Rate: With respect to the Notes and an Interest Accrual Period, is the per annum rate equal to the lesser of (i) LIBOR plus (a) [____]%, on or prior to the Optional Redemption Date and (b) [____]%, after the Optional Redemption Date; and (ii) the Maximum Rate for such Payment Date.

GAAP: Generally accepted accounting principles, consistently applied.

Grant: Mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, grant a lien upon and a security interest in and right of set off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

[_________]:[_________], or any successor thereto.

[_________] Additional Balance Contributed Amount: As to any Payment Date and during the Managed Amortization Period, the difference, if any, between (a) the aggregate excess, if any, for all prior Payment Dates of (i) the aggregate principal amount of all Additional Balances in respect of the [_________] Mortgage Loans created during the Collection Period relating to each such Payment Date over (ii) Principal Collections in respect of the [_________] Mortgage Loans relating to such Payment Date, and (b) the aggregate [_________] Additional Balance Contributed Amounts paid to [_________] on all prior Payment Dates pursuant to Section 5.03(b)(iii) of this Agreement.  During the Rapid Amortization Period, zero.

[_________]:[_________], or any successor in interest thereto.

[_________] Mortgage Loans: The Mortgage Loans originated by [_________] as identified on Schedule C hereto.

[_________] RSA: The Reconstituted Servicing Agreement dated [_____] [__], 20[__], between [_________] and LBH.

Gross Margin: As to any Mortgage Loans, the percentage set forth as the “Gross Margin” for such Mortgage Loans on Exhibit A to this Agreement.

GNMA: The Government National Mortgage Association, a wholly owned corporate instrumentality of the United States within HUD.

Holder or Securityholder: The registered holder of any Note or Residual Certificates as recorded on the books of the Note Registrar or the Certificate Registrar except that, solely for the purposes of taking any action or giving any consent pursuant to this Agreement, any Note or Residual Certificates registered in the name of the Depositor, the Master Servicer or the Indenture Trustee or any Affiliate thereof shall be deemed not to be outstanding in determining whether the requisite percentage necessary to effect any such consent has been obtained, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such consent, only Notes and an Residual Certificates which a Responsible Officer of the Indenture Trustee knows to be so held shall be disregarded.  The Indenture Trustee may request and conclusively rely on certifications by the Depositor in determining whether any Notes or the Residual Certificates are registered to an Affiliate of the Depositor. [Any Notes on which payments are made under the Policy shall be deemed to be outstanding and held by the Issuer to the extent of such payment.]

HUD: The United States Department of Housing and Urban Development, or any successor thereto.

Indenture: The Indenture dated as of [_____] [__], 20[__], between the Issuer and the Indenture Trustee, as such may be amended or supplemented from time to time.

Indenture Trustee: [_________], not in its individual capacity but solely as Indenture Trustee, or any successor in interest.

Indenture Trustee Expense Amount: Means, any costs, expenses or liabilities reimbursable to the Indenture Trustee to the extent provided in the Indenture; provided, however, such reimbursable amounts may not exceed $[_________] on any Payment Date or $[_________] during any Anniversary Year.  In the event that the Indenture Trustee incurs reimbursable amounts in excess of $[_________], it may seek reimbursement for such amounts in subsequent Anniversary Years, but in no event shall more than $[_________] be reimbursed to the Indenture Trustee per Anniversary Year.

Indenture Trustee Fee: With respect to each Payment Date and each Mortgage Loan, the product of the Indenture Trustee Fee Rate and the Principal Balance of such Mortgage Loan as of the opening of business on the first day of the related Collection Period (or, in the case of the first Payment Date, as of the Cut-off Date).

Indenture Trustee Fee Rate: [____]% per annum.

Indenture Trustee Issuer Secured Obligations: All amounts and obligations which the Issuer may at any time owe to the Indenture Trustee for the benefit of the Noteholders under the Indenture or the Notes.

Independent: When used with respect to any Accountants, a Person who is “independent” within the meaning of Rule 2 01(b) of the Securities and Exchange Commission’s Regulation S X.  When used with respect to any other Person, a Person who (a) is in fact independent of another specified Person and any Affiliate of such other Person, (b) does not have any material direct financial interest in such other Person or any Affiliate of such other Person, and (c) is not connected with such other Person or any Affiliate of such other Person as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

Index: The index specified in the related Credit Line Agreement for calculation of the Loan Rate thereof.

Initial Certification: The certification in the form attached hereto as Exhibit A-1.

Initial Holder: [_________]

Initial LIBOR Rate: [____]%.

Initial Pool Balance: $[_________].

Insurance Agreement: The Insurance Agreement, dated as of [_____] [__], 20[__], by and among the Insurer, the Servicers, the Master Servicer, the Seller, the Depositor, the Issuer and the Indenture Trustee.

Insurance Policy: Any hazard or title insurance relating to a Mortgage Loan, but shall not include the Policy.

Insurance Proceeds: Proceeds paid by any insurer (other than the Insurer) pursuant to any Insurance Policy covering a Mortgage Loan, or amounts required to be paid by a Servicer pursuant to the related Servicing Agreement, net of any component thereof specified in the related Servicing Agreement.

Insured Amount: As defined in the Policy with respect to the Notes and as of any Payment Date

Insured Payment: As defined in the Policy with respect to the Notes.

Insurer: Ambac Assurance Corporation, a Wisconsin-domiciled stock insurance corporation, or any successor thereto.

Insurer Default: Any of (i) the failure by the Insurer to make a payment required under the Policy in accordance with the terms thereof, (ii) the voluntary or involuntary filing of a petition or other invocation of the process of any court or government authority for the purpose of commencing or sustaining a case under any federal or state bankruptcy, insolvency or similar law against the Insurer or (iii) the appointing of a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Insurer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Insurer.

Insurer Issuer Secured Obligations: All amounts and obligations which the Issuer may at any time owe to or on behalf of the Insurer under the Indenture, the Insurance Agreement or any other Operative Agreement.

Interest Accrual Period: With respect to any Payment Date and the Notes, the period from and including the prior Payment Date (or, in the case of the first Payment Date, from and including the Closing Date) to, but excluding, the current Payment Date, with interest being computed on the basis of the actual number of days in such Interest Accrual Period and a 360-day year.

Interest Collections: With respect to any Payment Date, the sum of (a) all payments by or on behalf of Mortgagors and any other amounts constituting interest, including the portion of Net Liquidation Proceeds and Insurance Proceeds allocated to interest pursuant to the terms of the related Credit Line Agreement (excluding the fees or late charges or similar administrative fees paid by Mortgagors), less the related Servicing Fee for the related Collection Period and (b) the interest portion of (i) the Loan Purchase Price for any Mortgage Loan repurchased by the Seller or an Originator during the related Collection Period, (ii) any Substitute Amount in respect of any Qualifying Substitute Mortgage Loan which is substituted by the Seller or an Originator during the related Collection Period for a Deleted Mortgage Loan and (iii) the Redemption Price in connection with any optional redemption of the Notes during the related Collection Period.  The terms of the related Credit Line Agreement shall determine the portion of each payment in respect of such Mortgage Loan that constitutes principal or interest.

Interest Payment Amount: With respect to the Notes and any Payment Date, (x) the Note Rate applicable to such Payment Date multiplied by (y) the Outstanding Amount immediately prior to such Payment Date multiplied by (z) a fraction, the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360.

Interim Certification: The certification, in the form attached hereto as Exhibit A-2.

Intervening Assignments: The original intervening assignments of the Mortgage, notices of transfer or equivalent instrument.

Issuer: The Delaware statutory trust known as the “Lehman ABS Corporation Home Equity Loan Trust 20[__]-[__] .”

Issuer Secured Obligations: The Insurer Issuer Secured Obligations and the Indenture Trustee Issuer Secured Obligations.

Late Payment Rate: For any Payment Date, the lesser of (a) the greater of (i) the rate of interest, as it is publicly announced by Citibank, N.A. at its principal office in New York, New York, as its prime rate (any change in such prime rate of interest to be effective on the date such change is announced by Citibank, N.A.), plus [____]% per annum and (ii) the then applicable highest rate of interest on the Notes and (b) the maximum rate permissible under applicable usury or similar laws limiting interest rates.  The Late Payment Rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days.

LBH: Lehman Brothers Holdings Inc., or any successor in interest.

LIBOR: With respect to the first Interest Accrual Period, the Initial LIBOR Rate.  With respect to each subsequent Interest Accrual Period, a per annum rate determined on the LIBOR Determination Date in the following manner by the Indenture Trustee on the basis of the “Interest Settlement Rate” set by the British Bankers’ Association (the “BBA”) for one-month United States dollar deposits, as such rates appear on the Telerate Page 3750, as of 11:00 a.m. (London time) on such LIBOR Determination Date.

(a)

If on such a LIBOR Determination Date, the BBA’s Interest Settlement Rate does not appear on the Telerate Page 3750 as of 11:00 a.m. (London time), or if the Telerate Page 3750 is not available on such date, the Indenture Trustee will obtain such rate from Reuters’ “page LIBOR 01” or Bloomberg’s page “BBAM”.  If such rate is not published for such LIBOR Determination Date, LIBOR for such date will be the most recently published Interest Settlement Rate.  In the event that the BBA no longer sets an Interest Settlement Rate, the Indenture Trustee will designate an alternative index, which is acceptable to the Insurer, that has performed, or that the Indenture Trustee expects to perform, in a manner substantially similar to the BBA’s Interest Settlement Rate.

(b)

The establishment of LIBOR by the Indenture Trustee and the Indenture Trustee’s subsequent calculation of the Note Rate for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

LIBOR Business Day: Any day on which banks in London, England and The City of New York are open and conducting transactions in foreign currency and exchange.

LIBOR Determination Date: The second LIBOR Business Day immediately preceding the commencement of each Interest Accrual Period for the Notes.

Liquidated Mortgage Loan: Any defaulted Mortgage Loan as to which the Master Servicer or the applicable Servicer has determined that all amounts that it expects to recover from or on account of such Mortgage Loan have been recovered.

Liquidation Expenses: Expenses that are incurred by the Master Servicer or a Servicer in connection with the liquidation of any defaulted Mortgage Loan and are not recoverable under the applicable primary mortgage insurance policy, if any, including, without limitation, foreclosure and rehabilitation expenses, legal expenses and unreimbursed amounts, if any, expended pursuant to Sections 4.06, 4.18 or 4.23.

Liquidation Loss Amounts: With respect to any Payment Date and Mortgage Loan that became a Liquidated Mortgage Loan during the related Collection Period, the unrecovered portion of the related Principal Balance thereof at the end of such Collection Period, after giving effect to the Net Liquidation Proceeds applied in reduction of such Principal Balance.

Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee’s sale, foreclosure sale, payment in full, discounted payoff or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan, including any amounts remaining in the related Escrow Account.

Loan Purchase Price: With respect to any Mortgage Loan purchased from the Issuer pursuant to the Transfer and Servicing Agreement or a Servicing Agreement, an amount equal to the sum of (i) the product of (A) [____]% and (B) the Principal Balance of such Mortgage Loan as of the date of purchase, (ii) one month’s interest on the outstanding Principal Balance of such Mortgage Loan as of the beginning of the preceding Collection Period computed at the related Loan Rate less, if such Mortgage Loan is being purchased from the Issuer by the related Servicer, the Servicing Fee Rate, (iii) any costs and damages incurred by the Issuer in connection with any violation by such Mortgage Loan of any predatory or abusive lending law and (iv) without duplication, the aggregate amount of all delinquent interest, all advances made by the related Servicer and not subsequently recovered from the related Mortgage Loan and any Reimbursement Amount related to such Mortgage Loan.

Loan Rate: With respect to any Mortgage Loan and as of any day, the per annum rate of interest applicable under the related Credit Line Agreement to the calculation of interest for such day on the Principal Balance of such Mortgage Loan.

Majority Securityholders: In the case that an Insurer Default shall have occurred and is continuing, and until such time as the sum of the Note Principal Amounts of the Notes has been reduced to zero, the holder or holders of in excess of 50% of the aggregate Note Principal Amount (accordingly, the holder of the Residual Certificates shall be excluded from any rights or actions of the Majority Securityholders during such period); and thereafter, the holder of the Residual Certificates.

Managed Amortization Period: With respect to the Notes, the period commencing on the first Payment Date and ending on the earlier to occur of (x) the 180th Payment Date and (y) the first Payment Date following the occurrence of a Rapid Amortization Event with respect to the Notes.

Margin: With respect to each Mortgage Loan, the fixed percentage amount set forth in the related Credit Line Agreement which amount is added to the Prime Rate in accordance with the terms of the related Credit Line Agreement to determine the Loan Rate for such Mortgage Loan, subject to any maximum rate of interest.

Master Servicer: [_________], or any successor in interest, or if any successor master servicer shall be appointed as herein provided, then such successor master servicer.

Material Adverse Change:  A material adverse change in (i) the business, results of operations or properties of the Master Servicer or (ii) the ability of the Master Servicer to perform its obligations under the Transfer and Servicing Agreement.

Material Defect: As defined in Section 2.02(c) hereof.

Maturity Date: The Payment Date in [_________] 20[__].

Maximum Principal Payment: With respect to the Notes and (i) any Payment Date during the Managed Amortization Period, the Net Principal Collections and (ii) any Payment Date during the Rapid Amortization Period, [____]% of the Principal Collections relating to such Payment Date.

Maximum Rate: With respect to the Notes and an Interest Accrual Period, is equal to the product of (i) (a) the weighted average of the Net Loan Rates (assuming each Mortgage Loan is fully indexed), minus (b) the product of (1) the Premium Percentage and (2) a fraction, the numerator of which is the Note Principal Balance immediately before the related Payment Date and the denominator of which is the Pool Balance at the beginning of the related Collection Period, (ii) a fraction, the numerator of which is 30 and the denominator of which is the number of days in the related Interest Accrual Period and (iii) a fraction, the numerator of which is the Pool Balance at the beginning of the related Collection Period and the denominator of which is the Note Principal Amount immediately before the related Payment Date.

MERS: Mortgage Electronic Registration Systems, Inc., a Delaware corporation, or any successor in interest thereto.

MERS Mortgage Loan: Any Mortgage Loan as to which the related Mortgage, or an Assignment of Mortgage, has been or will be recorded in the name of MERS, as nominee for the holder from time to time of the Credit Line Agreement.

Moody’s: Moody’s Investors Service, Inc., or any successor in interest.

Mortgage: A mortgage, deed of trust or other instrument encumbering a fee simple interest in real property securing a Credit Line Agreement, together with improvements thereto.

Mortgage File: The mortgage documents listed in Section 2.01(b) pertaining to a particular Mortgage Loan required to be delivered to the Indenture Trustee pursuant to this Agreement.

Mortgage Loan: A Mortgage and the related Credit Line Agreement or other evidences of indebtedness secured by each such Mortgage conveyed, transferred, sold, assigned to or deposited with the Indenture Trustee for the benefit of Securityholders pursuant to Section 2.01 or Section 3.04, including without limitation, each Initial Mortgage Loan and Subsequent Mortgage Loan listed on the Mortgage Loan Schedule, as amended from time to time.

Mortgage Loan Sale Agreement: The mortgage loan sale and assignment agreement dated as of [_____] [__], 20[__], for the sale of the Mortgage Loans by the Seller to the Depositor.

Mortgage Loan Schedule: The schedule attached hereto as Schedule A, which shall identify each Mortgage Loan, as such schedule may be amended from time to time to reflect the addition of Mortgage Loans (including the addition of any Qualifying Substitute Mortgage Loans) to, or the deletion of Mortgage Loans from, the Trust Estate.  Such schedule shall set forth, among other things, the following information with respect to each Mortgage Loan: (i) the Mortgage Loan identifying number; (ii) the Mortgagor’s name; (iii) the street address of the Mortgaged Property including the city, state and zip code; (iv) the original principal amount of the Mortgage Loan; (v) the Loan Rate at origination; (vi) the monthly payment of principal and interest at origination; (vii) the applicable Servicer servicing such Mortgage Loan (and, if the related initial Servicer is no longer the, Servicer of such Mortgage Loan, whether such Mortgage Loan is a [_________] Mortgage Loan or a [_________] Mortgage Loan) and the applicable Servicing Fee Rate; (viii) the Custodian with respect to the Mortgage File related to such Mortgage Loan; (ix) the Cut Off Date Principal Balance, (x) the Credit Limit, (xi) the Gross Margin, (xii) the Lifetime Rate Cap, (xiii) the account number, (xiv) the current Loan Rate, (xv) the Combined Loan-to-Value Ratio, (xvi) a code specifying the property type, (xvii) a code specifying documentation type and (xviii) a code specifying lien position.  The Depositor shall be responsible for providing the Indenture Trustee and the Master Servicer with all amendments to the Mortgage Loan Schedule.

Mortgaged Property: The fee simple interest in real property, together with improvements thereto including any exterior improvements to be completed within 120 days of disbursement of the related Mortgage Loan proceeds.

Mortgagor: The obligor on a Credit Line Agreement.

Net Liquidation Proceeds: With respect to any Liquidated Mortgage Loan, the related Liquidation Proceeds received and retained in connection with the liquidation of such Mortgage Loan net of (i) unreimbursed expenses, (ii) any unreimbursed Servicing Advances, if any, and (iii) in the case of a defaulted Second Lien Mortgage Loan, the amount necessary to repay the related senior lien mortgage loan.

Net Loan Rate: With respect to any Mortgage Loan, the Loan Rate thereof reduced by the Aggregate Expense Rate for such Mortgage Loan.

Net Principal Collections: The excess of (x) Principal Collections over (y) the sum of (A) the aggregate amount of all Additional Balances arising during the related Collection Period plus (B) the Additional Balance Contributed Amount outstanding as of the opening of business on the related Payment Date; provided, however, that in no event will Net Principal Collections be less than zero with respect to any Payment Date.

New York UCC: The Uniform Commercial Code as in effect in the State of New York.

Non-MERS Mortgage Loan: Any Mortgage Loan other than a MERS Mortgage Loan.

Note: Any Note designated as a “Class A Home Equity Loan Asset-Backed Note” on the face thereof, in substantially the form of Exhibit A-1 to the Indenture.

Note Rate: The lesser of the Formula Note Rate and the Maximum Rate.

Note Paying Agent: The Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section 6.11 of the Indenture and is authorized by the Issuer to make payments to and distributions from the Distribution Account, including payment of principal of or interest on the Notes on behalf of the Issuer.

Noteholder: As defined in the Indenture.

Note Principal Amount: With respect to any Notes, the Original Note Principal Amount, less the amount of all principal distributions previously distributed with respect to such Note.

Note Register and Note Registrar:  As defined in the Indenture.

Officer’s Certificate: A certificate signed by the Chairman of the Board, any Vice Chairman, the President, any Vice President or any Assistant Vice President of a Person.

Operative Agreements: The Trust Agreement, the Certificate of Trust of the Issuer, this Agreement, the Mortgage Loan Sale Agreement, the Indenture, the Administration Agreement, the Custodial Agreements, the Servicing Agreements, the Reconstituted Servicing Agreements, the Residual Certificates, the Notes the Insurance and Indemnity Agreement and each other document contemplated by any of the foregoing to which the Depositor, the Owner Trustee, the Administrator, the Indenture Trustee or the Issuer is a party.

Opinion of Counsel: A written opinion of counsel, reasonably acceptable in form and substance to the Indenture Trustee, the Insurer and the Issuer, and who may be in house or outside counsel to the Depositor, the Master Servicer, the Indenture Trustee or the Issuer but which must be Independent outside counsel with respect to any such opinion of counsel concerning federal income tax matters.

Optional Redemption Date: As defined in Section 8.02(a) of this Agreement.

Optional Redemption Holder: The Master Servicer.

Optional Redemption Price: An amount equal to the greater of: (i) the unpaid principal amount of the then Outstanding Amount of the Notes, plus accrued and unpaid interest thereon to but excluding the Redemption Date and (ii) the sum of (a) the Note Principal Amount with interest due thereon, (b) any outstanding fees due to the Servicers, the Insurer the Indenture Trustee and the Owner Trustee and (c) any Reimbursement Amounts.

Original Loan-to-Value Ratio: With respect to any Mortgage Loan, the ratio of the principal balance of such Mortgage Loan at origination, or such other date as is specified, to the Original Value of the related Mortgaged Property.

Original Note Principal Amount: With respect to the Class A Notes, $[_________].

Original Value: The lesser of (a) the Appraised Value of a Mortgaged Property at the time the related Mortgage Loan was originated and (b) if the Mortgage Loan was made to finance the acquisition of the related Mortgaged Property, the purchase price paid for the Mortgaged Property by the Mortgagor at the time the related Mortgage Loan was originated.

Outstanding Additional Balance Contributed Amount: For any Payment Date, any Additional Balance Contributed Amount that was not reimbursed pursuant to Section 5.03(b)(iii).

Outstanding Amount: With respect to any date of determination, the Note Principal Amount outstanding as of such date of determination.

Overcollateralization Amount: With respect to the Notes and as of any Payment Date, the excess, if any, of (x) the Pool Balance as of the end of the related Collection Period over (y) the Outstanding Amount as of such Payment Date (after taking into account any reductions to such Outstanding Amount resulting from payments made pursuant to clause (iv) of Section 5.03(b) of this Agreement on such Payment Date).

Overcollateralization Deficiency Amount: With respect to the Notes and any Payment Date, the excess, if any, of (i) the Specified Overcollateralization Amount applicable to such Payment Date over (ii) the Overcollateralization Amount applicable to such Payment Date.

Overcollateralization Deficit: With respect to the Notes and any Payment Date, the amount, if any, by which (a) the Outstanding Amount, after taking into account the payment to the Noteholders of all principal from all sources other than the Policy on such Payment Date, exceeds (b) the Pool Balance as of as of the end of the related Collection Period plus any Principal Collections due in the immediately preceding Collection Period but received in the subsequent Collection Period before the related Remittance Date.

Overcollateralization Reduction Amount: With respect to the Notes and any Payment Date, the excess, if any, of (x) the Overcollateralization Amount over (y) the Specified Overcollateralization Amount assuming that the Maximum Principal Payment had been distributed to the Noteholders on such Payment Date.

Owner Trustee: [_________], a national banking association, and any successor in interest, not in its individual capacity, but solely as owner trustee under the Trust Agreement.

Owner Trustee Fee: The annual fee of $[_________], payable to the Owner Trustee pursuant to the Fee Letter Agreement specified in Section 7.03 of the Trust Agreement on a monthly basis on each Payment Date during the term of this Agreement.

Payment Date: The 25th day of each month or, if such 25th day is not a Business Day, the next succeeding Business Day, commencing in May 20[__].

Percentage Interest: With respect to the Notes, the percentage obtained by dividing the principal denomination of such Note by the aggregate of the principal denominations of all Notes of such class.  With respect to a Residual Certificate, the percentage set forth on the face of such Residual Certificate.

Person: Any individual, corporation, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Plan: An employee benefit plan or other retirement arrangement which is subject to Section 4.06 of ERISA and/or Section 4975 of the Code or any entity whose underlying assets include such plan’s or arrangement’s assets by reason of their investment in the entity.

Plan Asset Regulations: The Department of Labor regulations set forth in 29 C.F.R. 2510.3 101.

Policy: The certificate guaranty insurance policy No. [______________] and any endorsement thereto, with respect to the Notes, dated [_____] [__], 20[__], issued by the Insurer to the Indenture Trustee for the benefit of the Noteholders.

Policy Payment Account: As defined in Section 5.04(c) of this Agreement.

Pool Balance: With respect to any date, the aggregate of the Principal Balances of all of the Mortgage Loans as of such date.

Pool Delinquency Rate: With respect to any Collection Period, the fraction, expressed as a percentage, equal to (x) the aggregate Principal Balances of all Mortgage Loans that are 60 or more days delinquent (including all foreclosures and REO properties) as of the close of business on the last day of such Collection Period over (y) the Pool Balance as of the close of business on the last day of such Collection Period.

Preference Amount: As defined in the Policy.

Preference Claim: As defined in Section 5.13(b) of the Indenture.

Premium Amount: With respect to the Notes and as to any Payment Date, the product of (x) the Premium Percentage, (y) the Outstanding Amount after giving effect to any distributions of principal to be made on such Payment Date and (z) the fraction, expressed as a percentage, the numerator of which is the number of days elapsed from the last Payment Date to the related Payment Date and the denominator of which is 360.

Premium Percentage: As defined in the Insurance Agreement.

Prime Rate: The prime rate of the United States money center commercial banks as published in The Wall Street Journal, Northeast Edition.

Principal Balance: As of any date and with respect to any Mortgage Loan other than a Liquidated Mortgage Loan, and as of any date, the related Cut-off Date Pool Balance, plus (i) any Additional Balance in respect of such Mortgage Loan, minus (ii) all collections credited as principal against the principal balance of any such Mortgage Loan in accordance with the related Credit Line Agreement prior to such day.  For purposes of this definition, a Liquidated Mortgage Loan shall be deemed to have a Principal Balance equal to the Principal Balance of the related Mortgage Loan immediately prior to the final recovery of related Liquidation Proceeds and a Principal Balance of zero thereafter.

Principal Collections: With respect to any Payment Date, the sum of (a) all payments by or on behalf of Mortgagors and any other amounts constituting principal including any portion of Substitution Amounts allocable to principal, any portion of Recoveries allocable to principal and any portion of Insurance Proceeds, Net Liquidation Proceeds or amounts to be deposited to the Distribution Account pursuant to Section 5.02 of this Agreement that are allocable to principal, but excluding Foreclosure Profits) collected by the related Servicer under the related Mortgage Loans during the related Collection Period and (b) the principal portion of (i) the Loan Purchase Price for any Mortgage Loan repurchased by the Seller or an Originator during the related Collection Period and (ii) the Redemption Price in connection with any optional redemption of the Notes.  The terms of the related Credit Line Agreement shall determine the portion of each payment in respect of a Mortgage Loan that constitutes principal or interest.

Principal Payment Amount: With respect to the Notes on any Payment Date, the excess, if any, of (x) the Maximum Principal Payment over (y) the Overcollateralization Reduction Amount.

Principal Prepayment: Any Mortgagor payment of principal (other than a Balloon Payment) or other recovery of principal on a Mortgage Loan that is recognized as having been received or recovered in advance of its scheduled Due Date and applied to reduce the principal balance of the Mortgage Loan in accordance with the terms of the Credit Line Agreement or the Servicing Agreement.

Proceeding: Any suit in equity, action at law or other judicial or administrative proceeding.

Prospectus: The prospectus supplement dated [__________], 20[__], together with the accompanying prospectus dated [__________], 20[__], relating to the Class A Notes.

Purchase Price: With respect to all Additional Balances, at least 100% of the principal balance of such Additional Balances.

Qualified GIC: A guaranteed investment contract or surety bond providing for the investment of funds in the Collection Account or the Distribution Account and insuring a minimum, fixed or floating rate of return on investments of such funds, which contract or surety bond shall:

(i)

be an obligation of an insurance company or other corporation whose long term debt is rated by each Rating Agency in one of its two highest rating categories or, if such insurance company has no long term debt, whose claims paying ability is rated by each Rating Agency in one of its two highest rating categories, and whose short-term debt is rated by each Rating Agency in its highest rating category;

(ii)

provide that the Indenture Trustee may exercise all of the rights under such contract or surety bond without the necessity of taking any action by any other Person;

(iii)

provide that if at any time the then current credit standing of the obligor under such guaranteed investment contract is such that continued investment pursuant to such contract of funds would result in a downgrading of any rating of the Notes, the Indenture Trustee shall terminate such contract without penalty and be entitled to the return of all funds previously invested thereunder, together with accrued interest thereon at the interest rate provided under such contract to the date of delivery of such funds to the Indenture Trustee;

(iv)

provide that the Indenture Trustee’s interest therein shall be transferable to any successor trustee hereunder; and

(v)

provide that the funds reinvested thereunder and accrued interest thereon be returnable to the Collection Account or the Distribution Account, as the case may be, not later than the Business Day prior to any Payment Date.

Qualified Insurer: An insurance company duly qualified as such under the laws of the states in which the related Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided and whose claims paying ability is rated by each Rating Agency in its highest rating category or whose selection as an insurer will not adversely affect the rating of the Notes, without taking into account the Policy.

Qualifying Substitute Mortgage Loan: In the case of a Mortgage Loan substituted for a Deleted Mortgage Loan pursuant to the terms of this Agreement, a Mortgage Loan that, on the date of such substitution, (i) has an outstanding Principal Balance (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate Principal Balance), after application of all Principal Collections and Interest Collections due during or prior to the month of substitution, not in excess of, and not more than 5% less than, the outstanding Principal Balance of the Deleted Mortgage Loan as of the Due Date in the calendar month during which the substitution occurs, (ii) has a Loan Rate not less than the Loan Rate on the Deleted Mortgage Loan, (iii) if applicable, has a maximum Loan Rate not less than the maximum Loan Rate on the Deleted Mortgage Loan, (iv) has a minimum Loan Rate not less than the minimum Loan Rate of the Deleted Mortgage Loan, (v) has a gross margin equal to or greater than the gross margin of the Deleted Mortgage Loan, (vi) has a next adjustment date not later than the next adjustment date on the Deleted Mortgage Loan, (vii) has the same Due Date as the Deleted Mortgage Loan, (viii) has a remaining stated term to maturity not longer than 18 months and not more than 18 months shorter than the remaining stated term to maturity of the related Deleted Mortgage Loan and has a remaining stated term to maturity not later than the Mortgage Loan with the latest stated term to maturity as of the Closing Date, (ix) is current as of the date of substitution, (x) has an original Combined Loan-to-Value Ratio as of the date of substitution equal to or lower than the original Combined Loan-to-Value Ratio of the Deleted Mortgage Loan as of such date, (xi) has been underwritten by any Transferor or in accordance with the same underwriting criteria and guidelines as the Deleted Mortgage Loan, (xii) has a risk grading determined by the Seller at least equal to the risk grading assigned on the Deleted Mortgage Loan, (xiii) is secured by the same property type as the Deleted Mortgage Loan, (xiv) conforms to each representation and warranty applicable to the Deleted Mortgage Loan made in the related Transfer Agreement, (xv) has the same or higher lien position as the Deleted Mortgage Loan, (xvi) has a Credit Score greater than or equal to the Credit Score of the Deleted Mortgage Loan at the time such Mortgage Loan was transferred to the Trust, (xvii) the related Mortgaged Property is not an investment property (unless the Mortgaged Property related to the Deleted Mortgage Loan was an investment property), (xviii) the related Mortgaged Property is not a second home (unless the Mortgaged Property related to the Deleted Mortgage Loan was a second home), (xix) the Combined Loan-to-Value Ratio is not greater than 100%, (xx) is no longer in its teaser period and (xxi) is acceptable to the Insurer.  In the event that one or more mortgage loans are substituted for one or more Deleted Mortgage Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate Principal Balances, the Loan Rates described in clause (ii) hereof shall be determined on the basis of weighted average Loan Rates, the risk gradings described in clause (xi) hereof shall be satisfied as to each such mortgage loan, the terms described in clause (viii) hereof shall be determined on the basis of weighted average remaining term to maturity, the Loan-to-Value Ratios described in clause (x) hereof shall be satisfied as to each such mortgage loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (xiv) hereof must be satisfied as to each Qualifying Substitute Mortgage Loan or in the aggregate, as the case may be.

Rapid Amortization Event: Any of those “Rapid Amortization Events” described in Section 7.01 of this Agreement.

Rapid Amortization Period: With respect to the Notes, the period which immediately follows the end of the Managed Amortization Period.

Rating Agency: Each of Moody’s and S&P.

Realized Loss Allocated Amount: With respect to any Payment Date, an amount equal to Realized Losses on the Mortgage Loans incurred during the prior Collection Period multiplied by a fraction the numerator of which is the Class Principal Balance of the Class L Certificates immediately prior to such Payment Date and the denominator of which is the sum of the Class Principal Balances of the Class L and Class B Certificates immediately prior to such Payment Date.

Realized Losses: For any Payment Date will equal the positive difference between (i) the Principal Balances of all Mortgage Loans that were liquidated during the related Collection Period and (ii) the principal portion of Net Liquidation Proceeds of such Mortgage Loans.

Reconstituted Servicing Agreement: The [_________] RSA or the [_________] RSA, as applicable.

Record Date: The Business Day immediately preceding the related Payment Date; provided, however, that following the date on which Definitive Notes are available, the Record Date for the Notes shall be the last Business Day of the calendar month preceding the month in which the related Payment Date occurs.

Recordation Event:  Any of (i) the long-term senior unsecured debt rating of LBH no longer being rated at least “BBB-” by Standard & Poor’s and “Baa3” by Moody’s, (ii) the resignation of the Master Servicer, (iii) the occurrence of an Event of Master Servicing Termination, (iv) the failure of LBH to maintain the capital standards established for “well capitalized” institutions under the prompt corrective action regulations issued pursuant to the Federal Deposit Insurance Corporation Improvement Act of 1991, as amended, or (v) the occurrence of a bankruptcy, insolvency or foreclosure relating to the Issuer; provided, that any Recordation Event may be waived by the Insurer by its providing written notice of such waiver to the Master Servicer and the Indenture Trustee; and (vi) at the written request of the Insurer to the Indenture Trustee to record Assignments of Mortgages because the Insurer has determined, in the exercise of its reasonable judgment, that such recordation is necessary to protect the Insurer’s interest with respect to such Mortgage Loans because (a) a Material Adverse Change with respect to the Master Servicer has occurred, (b) the Insurer has been so advised by counsel as a result of a change that occurred after the Closing Date in applicable law or the interpretation thereof or (c) with respect to a particular Mortgage Loan, the insolvency of the related Mortgagor.

Recoveries: With respect to any Mortgage Loan that becomes a Liquidated Mortgage Loan prior to the Collection Period relating to a Payment Date, all amounts received in respect of principal on such Liquidated Mortgage Loan during the calendar month prior to such Payment Date, net of reimbursable expenses in respect thereof.

Redemption Price: As defined in the Indenture.

Relevant UCC: The Uniform Commercial Code as in effect in the applicable jurisdiction.

Reimbursement Amount: As of any Payment Date with respect to the Notes, the sum of (x)(i) all Insured Payments paid by the Insurer, but for which the Insurer has not been reimbursed prior to such Payment Date pursuant to Section 5.03(b)(v) of this Agreement, plus (ii) interest accrued on such Insured Payments not previously repaid calculated at the Late Payment Rate from the date the Indenture Trustee received the related Insured Payments and (y), without duplication, (i) any other amounts then due and owing to the Insurer under the Insurance Agreement as certified to the Indenture Trustee by the Insurer plus, (ii) interest on such amounts at the Late Payment Rate.

REO Property: A Mortgaged Property acquired by the Master Servicer or any Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

Residual Certificate: The Class L Certificate or the Class B Certificate, as applicable.

Residual Certificateholder or Certificateholder: Any holder of a Residual Certificate.

Responsible Officer: Any Vice President, any Assistant Vice President, any Assistant Secretary, any Assistant Treasurer, any Corporate Trust officer or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above-designated officers and, in each case, having direct responsibility for the administration of the Operative Agreements and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

S&P: Standard & Poor’s Rating Services, a division of The McGraw Hill Companies, Inc., or any successor in interest.

Second Lien Mortgage Loan: Any Mortgage Loan that is secured by a second lien on the related Mortgaged Property.

Securities: Any Note and/or Residual Certificates, as applicable.

Securities Intermediary: The Person acting as Securities Intermediary under this Agreement (which is [_________]), its successor in interest, and any successor Securities Intermediary appointed pursuant to Section 5.08.

Security Entitlement: The meaning specified in Section 8-102(a)(17) of the New York UCC.

Securityholders: The Noteholders and the Certificateholders.

Seller: Lehman Brothers Holdings Inc., or any successor in interest.

Servicer Remittance Date: The day in each calendar month on which each Servicer is required to remit payments to the Collection Account, as specified in the related Servicing Agreement, which is the 18th day of each calendar month (or, if such 18th day is not a Business Day, the next succeeding Business Day).

Servicers: [_________] and [_________], each in the capacity of servicer, or any of their respective successors in interest.

Servicing Advances: All customary, reasonable and necessary “out of pocket” costs and expenses other than Advances (including reasonable attorneys’ fees and disbursements) incurred in the performance by a Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, inspection, restoration and protection of the Mortgaged Property, (b) any enforcement or administrative or judicial proceedings, including foreclosures, (c) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage, (d) taxes, assessments, water rates, sewer rents and other charges which are or may become a lien upon the Mortgaged Property, and fire and hazard insurance coverage and (e) any losses sustained by a Servicer with respect to the liquidation of the Mortgaged Property.

Servicing Agreement: Each Servicing Agreement listed on Exhibit C and any other servicing agreement entered into between a successor servicer and the Seller or Issuer pursuant to the terms of this Agreement.

Servicing Fee: As to any Payment Date and each Mortgage Loan, an amount equal to the product of (a) one-twelfth of the Servicing Fee Rate and (b) the outstanding principal balance of such Mortgage Loan as of the first day of the related Collection Period.

Servicing Fee Rate: With respect to each Mortgage Loan, [____]%.

Six Month Rolling Delinquency Rate:  As of any Payment Date beginning with the sixth Payment Date, a number equal to the average of the related Pool Delinquency Rates for each of the six immediately preceding Collection Periods.

Specified Overcollateralization Amount: With respect to any Payment Date, the amount equal to the greatest of: (I) (i) prior to the Stepdown Date, the greater of (a) [____]% of the Principal Balance of Mortgage Loans which are 180 or more days Delinquent as of the close of business of the last day of the related Collection Period plus [____]% of the Initial Pool Balance and (b) the Step-Up Overcollateralization Amount and (ii) on or after the Stepdown Date the greater of: (x) the lesser of (1) [____]% of the Initial Pool Balance and (2) [____]% of the Pool Balance as of the current Payment Date and (y) the Step-Up Overcollateralization Amount; (II) [____]% of the Initial Pool Balance; and (III) the sum of the Principal Balances of the Mortgages Loans with the three largest Principal Balances immediately prior to such Payment Date; provided, however, that no reduction in clause (I)(ii) shall occur unless (i) the aggregate cumulative Liquidation Loss Amounts with respect to the Pool as a percentage of the Initial Pool Balance are less than (A) with respect to the first Payment Date to and but not including the 48th Payment Date, [____]% and (B) with respect to the 49th Payment Date each Payment Date and thereafter, [____]% and (ii) the Six Month Rolling Delinquency Rate for such Payment Date is less than [____]%.

Stepdown Date: With respect to the Notes, the later to occur of (a) the 31st Payment Date and (b) the first Payment Date on which the Pool Balance has been reduced to 50% or less of the Initial Pool Balance.

Step-Up Overcollateralization Amount: If the aggregate cumulative Liquidation Loss Amounts as a percentage of the Initial Pool Balance exceed the following percentages on the specified Payment Dates,

Payment Dates	Percentage
1st - 12th	[____]%
13th - 24th	[____]%
25th - 36th	[____]%
37th - 48th	[____]%
49th +	[____]%

the Step-Up Overcollateralization Amount will equal (a) [____]% of the Initial Pool Balance, prior to the Stepdown Date and (b) on or after the Stepdown Date, the lesser of (x) [____]% of the Initial Pool Balance and (y) [____]% of the Pool Balance as of current Payment Date.  Otherwise, the Step-Up Overcollateralization Amount is zero.

Substitute Cut-Off Date: With respect to any Qualifying Substitute Mortgage Loan, the opening of business on the first day of the calendar month in which such Qualifying Substitute Mortgage Loan is conveyed to the Trust.

Substitution Amount: The amount, if any, by which the Principal Balance of a Deleted Mortgage Loan exceeds the Principal Balance of the related Qualifying Substitute Mortgage Loan, or aggregate Principal Balance, if applicable, plus unpaid interest thereon, and any related unpaid Servicing Advances or unpaid Servicing Fees.

Substitution Amounts: In connection with the delivery of any Qualifying Substitute Mortgage Loan, if the outstanding principal amount of such Qualifying Substitute Mortgage Loan as of the applicable Substitute Cut-Off Date is less than the related Principal Balance of the Mortgage Loan being replaced as of such Substitute Cut-Off Date, an amount equal to such difference together with accrued and unpaid interest on such amount calculated at the Loan Rate of the Mortgage Loan being replaced.

Telerate Page 3750: The display currently so designated as “Page 3750” on the Bridge Telerate Service (or such other page selected by the [Indenture Trustee] as may replace Page 3750 on that service for the purpose of displaying daily comparable rates on prices).

Termination Date: The latest of (i) the termination of the Policy and the return of the Policy to the Insurer for cancellation, (ii) the date on which the Insurer shall have received all amounts due and owing to the Insurer under the Insurance Agreement and (iii) the date on which the Indenture Trustee shall have received payment and performance of all Indenture Trustee Issuer Secured Obligations.

Title Insurance Policy: A title insurance policy maintained with respect to a Mortgage Loan.

Total Distribution Amount: With respect to any Payment Date, the sum of (i) the Interest Collections for such date and (ii) the Principal Collections for such date.

Transfer Agreements: As defined in the Mortgage Loan Sale Agreement.

Transferor: Each seller of Mortgage Loans to the Seller pursuant to the Transfer Agreements.

Trust Account Property: The Trust Accounts, all amounts and investments held from time to time in the Trust Accounts (whether in the form of deposit accounts, physical property, book-entry securities, uncertificated securities, securities entitlements, investment property or otherwise) and all proceeds of the foregoing.

Trust Accounts: The Collection Account, the Certificate Account and the Distribution Account.

Trust Agreement: The Trust Agreement dated as of [_____] [__], 20[__], between the Depositor, the Administrator and the Owner Trustee, as such may be amended or supplemented from time to time.

Trust Estate: The assets subject to this Agreement and the Indenture, transferred by the Depositor to the Issuer and pledged by the Issuer to the Indenture Trustee, which assets consist of all accounts, accounts receivable, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, notes, drafts, letters of credit, advices of credit, investment property, uncertificated securities and rights to payment of any and every kind consisting of, arising from or relating to any of the following: (a) the Mortgage Loans listed in the Mortgage Loan Schedule, and principal due and payable after the Cut-off Date, but not including interest and principal due and payable on any Mortgage Loans on or before the Cut-off Date, together with the Mortgage Files relating to such Mortgage Loans; (b) any Insurance Proceeds, REO Property, Liquidation Proceeds and other recoveries (in each case, subject to clause (a) above), (c) the Trust Accounts, Recoveries, any Custodial Account, any Escrow Account and all amounts deposited therein pursuant to the applicable provisions of this Agreement, (d) any Insurance Policies, (e) the rights of the Depositor under the Mortgage Loan Sale Agreement (f) the Servicing Agreements and (g) all income, revenues, issues, products, revisions, substitutions, replacements, profits, rents and all cash and non-cash proceeds of the foregoing.

Trust or Trust Fund: The Issuer.

UCC: The Uniform Commercial Code as enacted in the relevant jurisdiction.

Underwriter: Lehman Brothers Inc.

Voting Interests: The portion of the voting rights of all the Notes that is allocated to any Note for purposes of the voting provisions of this Agreement.  At all times during the term of this Agreement, 100% of all Voting Interests shall be allocated to the Controlling Party.

Section 1.02

Calculations Respecting Mortgage Loans.  Calculations required to be made pursuant to this Agreement with respect to any Mortgage Loan in the Trust Estate shall be made based upon current information as to the terms of the Mortgage Loans and reports of payments received from the Mortgagor on such Mortgage Loans and payments to be made to the Indenture Trustee as supplied to the Indenture Trustee by the Master Servicer.  The Indenture Trustee shall not be required to recompute, verify or recalculate the information supplied to it by the Master Servicer or any Servicer.

Section 1.03

Calculations Respecting Accrued Interest.  Accrued interest, if any, on the Notes shall be calculated based upon a 360 day year and the actual number of days in each Interest Accrual Period.

ARTICLE II

CONVEYANCE OF MORTGAGE LOANS

Section 2.01

Conveyance of Mortgage Loans; Retention of Obligation to Fund Advances Under Credit Line Agreements.

(a)

As of the Closing Date, in consideration of the Issuer's delivery of the Notes and the Residual Certificates to the Depositor or its designee, and concurrently with the execution and delivery of this Agreement, the Depositor does hereby transfer, assign, set over, deposit with and otherwise convey to the Issuer, without recourse, subject to Sections 2.02, 2.03, 3.03 and 3.04, in trust, all the right, title and interest of the Depositor in and to the Mortgage Loans.  Such conveyance includes, without limitation, (i) each Mortgage Loan, including its Principal Balance (including any Additional Balances related thereto) and all collections in respect thereof received after the Cut-Off Date (excluding Interest Collections due on or prior to the Cut-Off Date); (ii) property that secured a Mortgage Loan that is acquired by foreclosure or deed in lieu of foreclosure; (iii) the Seller’s rights under the hazard insurance policies; (iv) the Policy; (v) the Collection Account and the Distribution Account; (vi) any of the Depositor’s rights in relation to the Seller with respect to each Transfer Agreement and the Mortgage Loan Sale Agreement, including, but not limited to, the representations and warranties of each Transferor with respect to the related Mortgage Loans in the applicable Transfer Agreement and the representations and warranties of the Seller under the Mortgage Loan Sale Agreement; and (vii) any proceeds of the foregoing and any other Trust Property and all other assets included or to be included in the Issuer for the benefit of Noteholders, the Residual Certificateholders and the Insurer; provided, however, neither the Indenture Trustee nor the Issuer assumes or shall assume the obligation under any Credit Line Agreement that provides for the funding of future advances to the Mortgagor thereunder, and neither the Issuer nor the Indenture Trustee shall be obligated or permitted to fund any such future advances.  With respect to the Mortgage Loans, Additional Balances shall be part of the related Principal Balance and are hereby transferred to the Issuer on the Closing Date pursuant to this Section 2.01(a), and therefore part of the Trust Property.  On or prior to the Closing Date, the Depositor shall cause the Insurer to deliver the Policy to the Indenture Trustee for the benefit of the Noteholders.  The Indenture Trustee declares that, subject to the review provided for in Section 2.02, it has received and shall hold the Trust Estate, as Indenture Trustee, in trust, for the benefit and use of the Securityholders and for the purposes and subject to the terms and conditions set forth in this Agreement, and, concurrently with such receipt, the Issuer has issued and delivered the Securities to or upon the order of the Depositor, in exchange for the Trust Estate.

(b)

Prior to the last day of the related Collection Period preceding the month in which the commencement of the Rapid Amortization Period occurs with respect to the Mortgage Loans serviced by each Servicer, to the extent that the related [aggregate] Purchase Price of any [all] Additional Balance[s] is [are] greater than the cash consideration paid by the Issuer for such Additional Balance[s], the difference between such Purchase Price and the amount of such cash consideration shall be deemed to be a loan made to the Issuer by the related Servicer, which shall accrue interest and be payable according to the terms of the Indenture.  On and after the first day of the Collection Period in which the commencement of the Rapid Amortization Period occurs, Additional Balances shall be deemed to be a capital contribution made to the Issuer by the Seller.  To the extent that the Seller receives cash consideration for the entire Purchase Price of such Additional Balance on any future date, any corresponding capital contribution that had previously been deemed to have been made to the Issuer by the Seller shall be deemed to have been redeemed.

Concurrently with the execution and delivery of this Agreement, the Depositor does hereby assign to the Issuer all of its rights, title and interest under the Mortgage Loan Sale Agreement and the Transfer Agreements and the Transfer Agreements and delegates its obligations thereunder.  The Issuer hereby accepts such assignment, and shall be entitled to exercise all the rights of the Depositor under the Mortgage Loan Sale Agreement and the Transfer Agreements as if, for such purpose, it were the Depositor.  Upon the issuance of the Securities, ownership in the Trust Estate shall be vested in the Issuer, subject to the lien created by the Indenture in favor of the Indenture Trustee, for the benefit of the Securityholders and the Insurer.  The Issuer hereby accepts such assignment and delegation, and shall be entitled to exercise all rights of the Depositor under the Mortgage Loan Sale Agreement and the Transfer Agreements as if, for such purpose, it were the Depositor.  The foregoing sale, transfer, assignment, set-over, deposit and conveyance does not and is not intended to result in creation or assumption by the Indenture Trustee of any obligation of the Depositor, the Seller, or any other Person in connection with the Mortgage Loans or any other agreement or instrument relating thereto except as specifically set forth herein.

(c)

[Reserved.]

(d)

In connection with such transfer and assignment of the Mortgage Loans, the Depositor does hereby deliver to, and deposit with, or cause to be delivered to and deposited with, the Indenture Trustee, and/or the applicable Custodian acting on the Indenture Trustee’s behalf, the following documents or instruments with respect to each Mortgage Loan (each a “Mortgage File”) so transferred and assigned:

(i)

with respect to each Mortgage Loan, the original Credit Line Agreement;

(ii)

for each Mortgage Loan that is not a MERS Mortgage Loan, an unsigned and un-notarized but otherwise complete original Assignment of Mortgage in blank;

(iii)

(A) for each Mortgage Loan that is not a MERS Mortgage Loan, the original recorded Mortgage or, if in connection with any Mortgage Loan, the original recorded Mortgage with evidence of recording thereon cannot be delivered on or prior to the Closing Date because of a delay caused by the public recording office where such original Mortgage has been delivered for recordation or because such original Mortgage has been lost, the Originator shall deliver or cause to be delivered to the Custodian, a true and correct copy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer’s Certificate of the related Originator stating that such original Mortgage has been dispatched to the appropriate public recording official or (ii) in the case of an original Mortgage that has been lost, a certificate by the appropriate county recording office where such Mortgage is recorded, and (B) in the case of each MERS Mortgage Loan, the original Mortgage, noting the presence of the “Mortgage Identification Number” of such MERS Mortgage Loan;

(iv)

for each Mortgage Loan that is not a MERS Mortgage Loan, if applicable, the original Intervening Assignments, if any, with evidence of recording thereon, showing a complete chain of title to the Mortgage from the borrower to the related Originator (and endorsed in blank in accordance with clause (ii) above) or, if any such original Intervening Assignment has not been returned from the applicable recording office or has been lost, a true and correct copy thereof, together with (i) in the case of a delay caused by the public recording office, an Officer’s Certificate of the Depositor stating that such original Intervening Assignment has been dispatched to the appropriate public recording official for recordation or (ii) in the case of an original Intervening Assignment that has been lost, a certificate by the appropriate county recording office where such Mortgage is recorded;

(v)

either a title policy or guaranty title with respect to the related Mortgaged Property;

(vi)

the original of any guaranty executed in connection with the Mortgage Loan;

(vii)

the original of each assumption, modification, consolidation or substitution agreement, if any, relating to the Mortgage Loans; and

(viii)

any security agreement, chattel mortgage or equivalent instrument executed in connection with the Mortgage.

The parties hereto acknowledge and agree that the form of endorsement attached hereto as Exhibit A-4 is intended to effect the transfer to the Indenture Trustee as pledgee of the Issuer, for the benefit of the Securityholders, of the Credit Line Agreements and the Mortgages.

(e)

Upon the occurrence of a Recordation Event, the Indenture Trustee shall cause the Custodian to (i) segregate (a) the Mortgage Files from documents and instruments relating to mortgage loans that are not Mortgage Loans and (b) the Credit Line Agreement from the Related Documents for each Mortgage Loan and shall assemble and maintain the Credit Line Agreements together (separate from the Related Documents) and (ii) prepare an Assignment of Mortgage for each Mortgage Loan.  Indenture Trustee shall cause the Custodian within 90 days of such Recordation Event to submit to the appropriate recording offices Assignments of Mortgage to the Indenture Trustee on behalf of the Trust, which may be blanket assignments if permitted by applicable law, for the Mortgage Loans.  In lieu of recording any such Assignments of Mortgage, Master Servicer may cause the Custodian to provide to the Indenture Trustee and the Insurer, an Opinion of Counsel in a form reasonably acceptable to the Indenture Trustee and the Insurer, to the effect that recordation of an Assignment of Mortgage in the state where the related Mortgaged Property is located is not necessary to protect the interests of the Owner Trustee, the Indenture Trustee or the Noteholders in the related Mortgage.  In the event that any such Assignment of Mortgage is lost or returned unrecorded because of a defect therein, the Indenture Trustee shall cause the Custodian to promptly prepare a substitute Assignment of Mortgage or cure such defect, as the case may be, and thereafter the Indenture Trustee shall cause the Custodian to submit each such Assignment of Mortgage for recording.

(f)

In instances where a Title Insurance Policy is required to be delivered to the Indenture Trustee or the applicable Custodian on behalf of the Indenture Trustee under clause (c)(vii) above and is not so delivered, the Depositor will provide a copy of such Title Insurance Policy to the Indenture Trustee, or to the applicable Custodian on behalf of the Indenture Trustee, as promptly as practicable after the execution and delivery hereof, but in any case within 180 days of the Closing Date.

(g)

For Mortgage Loans (if any) that have been prepaid in full after the Cut off Date and prior to the Closing Date, the Depositor, in lieu of delivering the above documents, herewith delivers to the Indenture Trustee, or to the applicable Custodian on behalf of the Indenture Trustee, an Officer’s Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the Collection Account pursuant to Section 4.07(d) have been so deposited.  All original documents that are not delivered to the Indenture Trustee or the applicable Custodian on behalf of the Indenture Trustee shall be held by the Master Servicer or the applicable Servicer in trust for the benefit of the Indenture Trustee and the Securityholders.

Section 2.02

Acceptance of Trust Estate; Review of Documentation.

(a)

Subject to the provisions of Section 2.01, the Issuer acknowledges receipt of the assets transferred by the Depositor of the assets included in the Trust Estate and has directed that the documents referred to in Section 2.01 and all other assets included in the definition of “Trust Estate” be delivered to the Indenture Trustee (or the Custodian) on its behalf.

The Indenture Trustee, by execution and delivery hereof, acknowledges receipt by it of the Policy and by it or the applicable Custodian on its behalf of the Mortgage Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule, subject to review thereof by the Indenture Trustee, or by the applicable Custodian on behalf of the Indenture Trustee, under this Section 2.02.  The Indenture Trustee, or the applicable Custodian on behalf of the Indenture Trustee, will execute and deliver to the Depositor, the Master Servicer, the Insurer and the Indenture Trustee on the Closing Date an Initial Certification in the form annexed hereto as Exhibit A-1 (or in the form annexed to the applicable Custodial Agreement as Exhibit A-1, as applicable).

(b)

Within 45 days after the Closing Date, the Indenture Trustee or the applicable Custodian on behalf of the Indenture Trustee, will, for the benefit of Securityholders and the Insurer, review each Mortgage File to ascertain that all required documents set forth in Section 2.01 have been received and appear on their face to contain the requisite signatures by or on behalf of the respective parties thereto, and shall deliver to the Depositor, the Master Servicer and the Indenture Trustee an Interim Certification in the form annexed hereto as Exhibit A-2 (or in the form annexed to the applicable Custodial Agreement as Exhibit A 2, as applicable) to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan prepaid in full or any specifically identified in such certification as not covered by such certification), (i) all of the applicable documents specified in Section 2.01(c) are in its possession and (ii) such documents have been reviewed by it and appear to relate to such Mortgage Loan.  The Indenture Trustee, or the applicable Custodian on behalf of the Indenture Trustee, shall determine whether such documents are executed and endorsed, but shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that the same are valid, binding, legally effective, properly endorsed, genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded or are in recordable form or that they are other than what they purport to be on their face. Neither the Indenture Trustee nor any applicable Custodian shall have any responsibility for verifying the genuineness or the legal effectiveness of or authority for any signatures of or on behalf of any party or endorser.

(c)

If in the course of the review described in paragraph (b) above the Indenture Trustee or the applicable Custodian discovers any document or documents constituting a part of a Mortgage File that is missing, does not appear regular on its face (i.e., is mutilated, damaged, defaced, torn or otherwise physically altered) or appears to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule, as applicable (each, a “Material Defect”), the Indenture Trustee, or the applicable Custodian on behalf of the Indenture Trustee, discovering such Material Defect shall promptly identify the Mortgage Loan to which such Material Defect relates in the Interim Certification delivered to the Depositor and the Master Servicer.  Within 90 days of its receipt of such notice, the Transferor, or if the Transferor does not do so, the Depositor shall be required to cure such Material Defect (and, in such event, the Depositor shall provide the Indenture Trustee with an Officer’s Certificate confirming that such cure has been effected).  If the applicable Transferor or the Depositor, as applicable, does not so cure such Material Defect, the Transferor, or if the Transferor does not do so, the Depositor shall repurchase the related Mortgage Loan from the Trust Estate at the Loan Purchase Price.  Within the two-year period following the Closing Date, the Depositor may, in lieu of repurchasing a Mortgage Loan pursuant to this Section 2.02, substitute for such Mortgage Loan a Qualifying Substitute Mortgage Loan subject to the provisions of Section 3.04.  The failure of the Indenture Trustee or the applicable Custodian to give the notice contemplated herein within 45 days after the Closing Date shall not affect or relieve the Depositor of its obligation to repurchase any Mortgage Loan pursuant to this Section 2.02 or any other Section of this Agreement requiring the repurchase of Mortgage Loans from the Trust Estate.

(d)

Within 180 days following the Closing Date, the Indenture Trustee, or the applicable Custodian, shall deliver to the Depositor, the Master Servicer, the Insurer and the Indenture Trustee a Final Certification substantially in the form attached as Exhibit A-3 (or in the form annexed to the applicable Custodial Agreement as Exhibit A-3, as applicable) evidencing the completeness of the Mortgage Files in its possession or control, with any exceptions noted thereto.

(e)

Nothing in this Agreement shall be construed to constitute an assumption by the Trust Estate, the Indenture Trustee, any Custodian or the Noteholders of any unsatisfied duty, claim or other liability on any Mortgage Loan or to any Mortgagor.

(f)

Notwithstanding anything to the contrary contained herein, each of the parties hereto acknowledges that the applicable Custodian shall perform the applicable review of the Mortgage Loans and respective certifications thereof as provided in this Section 2.02 and the Custodial Agreement.

(g)

Upon execution of this Agreement, the Depositor hereby delivers to the Indenture Trustee and the Indenture Trustee acknowledges receipt of the Mortgage Loan Sale Agreement, and each Transfer Agreement.

Section 2.03

Grant Clause.

(a)

It is intended that the conveyance by the Depositor to the Issuer of the Mortgage Loans, as provided for in Section 2.01 be construed as a sale by the Depositor to the Issuer of the Mortgage Loans and other assets in the Trust Estate for the benefit of the Securityholders and the Insurer.  Further, it is not intended that any such conveyance be deemed to be a pledge of the Mortgage Loans by the Depositor to the Issuer to secure a debt or other obligation of the Depositor.  However, in the event that the Mortgage Loans are held to be property of the Depositor or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans and other assets in the Trust Estate, then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York UCC (or the Relevant UCC if not the New York UCC); (b) the conveyances provided for in Section 2.01 shall be deemed to be (1) a grant by the Depositor to the Issuer of a security interest in all of the Depositor’s right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans and Mortgage Files, including the Credit Line Agreements, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof (C) its rights under the Mortgage Loan Sale Agreement, the Transfer Agreements and the Servicing Agreements and (D) any and all general intangibles consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all Liquidation Proceeds, all Insurance Proceeds, all amounts from time to time held or invested in the Collection Account, the Certificate Account, the Distribution Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Depositor to the Issuer of any security interest in any and all of the Depositor’s right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A) through (D); (c) the possession by the Indenture Trustee or any other agent of the Issuer of Credit Line Agreements, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be “possession by the secured party,” or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the New York UCC and any other Relevant UCC (including, without limitation, Section 9-313, 8-313 or 8-321 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Issuer for the purpose of perfecting such security interest under applicable law.

(b)

The Depositor and, at the Depositor’s direction, the Issuer shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property of the Trust Estate, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.  Without limiting the generality of the foregoing, the Depositor shall prepare and deliver to the Issuer, and the Issuer shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Depositor, all filings necessary to maintain the effectiveness of any original filings necessary under the Relevant UCC to perfect the Issuer’s security interest in or lien on the Mortgage Loans as evidenced by an Officer’s Certificate of the Depositor, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of the Seller, the Depositor or the Issuer (such preparation and filing shall be at the expense of the Owner Trustee, if occasioned by a change in the Owner Trustee’s name), (2) any change of location of the place of business or the chief executive office of the Seller or the Depositor or (3) any transfer of any interest of the Seller or the Depositor in any Mortgage Loan.

Neither the Depositor nor the Issuer shall organize under the law of any jurisdiction other than the State under which each is organized as of the Closing Date (whether changing its jurisdiction of organization or organizing under an additional jurisdiction) without giving 30 days prior written notice of such action to its immediate and mediate transferee, including the Indenture Trustee and the Insurer.  Before effecting such change, each of the Depositor or the Issuer proposing to change its jurisdiction of organization shall prepare and file in the appropriate filing office any financing statements or other statements necessary to continue the perfection of the interests of its immediate and mediate transferees, including the Indenture Trustee, in the Mortgage Loans.  In connection with the transactions contemplated by this Agreement and the Indenture, each of the Depositor and the Issuer authorizes its immediate or mediate transferee, including the Indenture Trustee, to file in any filing office any initial financing statements, any amendments to financing statements, any continuation statements, or any other statements or filings described in this Section 2.03(b).

(c)

The Depositor shall not take any action inconsistent with the sale by the Depositor of all of its right, title and interest in and to the Trust Estate and shall indicate or shall cause to be indicated in its records and records held on its behalf that ownership of each Mortgage Loan and the other property of the Trust is held by the Issuer.  In addition, the Depositor shall respond to any inquiries from third parties with respect to ownership of a Mortgage Loan or any other property of the Trust Estate by stating that it is not the owner of such Mortgage Loan and that ownership of such Mortgage Loan or other property of the Trust Estate is held by the Issuer on behalf of the Securityholders and the Insurer.

Section 2.04

Further Encumbrance of Trust Property.

(a)

Immediately upon the conveyance to the Issuer by the Depositor of any item of the Trust Property pursuant to Section 2.01, all right, title and interest of the Depositor in and to such item of Trust Property shall terminate, and all such right, title and interest shall vest in the Issuer, in accordance with the Trust Agreement and Sections 3802 and 3805 of the Delaware Statutory Trust Act (12 Del. Code, § 3801 et seq.).

(b)

Immediately upon the vesting of the Trust Property in the Trust, the Issuer shall have the sole right to pledge or otherwise encumber, such Trust Property.  Pursuant to the Indenture and contemporaneously with such property vesting in the Issuer pursuant to (a) above, the Issuer shall grant a security interest in the Trust Property to secure the repayment of the Issuer Secured Obligations.  The Residual Certificates shall represent the beneficial ownership interest in the Trust Property, and the Residual Certificateholders shall be entitled to receive distributions with respect thereto as set forth herein and in the Indenture and Trust Agreement.

(c)

Prior to the payment in full on the Notes, the payment of all amounts due to the Insurer under the Insurance Agreement, the termination of the Policy (as defined therein) and the surrender of the Policy by the Indenture Trustee to the Insurer, the Indenture Trustee shall hold the Trust Property on behalf of the Noteholders and the Insurer.  Following the payment in full of the Notes and the payment of all amounts due to the Insurer under the Insurance Agreement, and the release and discharge of the Indenture, all covenants of the Issuer under Article III of the Indenture shall, until payment in full of the Residual Certificates, remain as covenants of the Issuer for the benefit of the Residual Certificateholders, enforceable by the Residual Certificateholders to the same extent as such covenants were enforceable by the Insurer and the Noteholders prior to the discharge of the Indenture.  Any rights of the Indenture Trustee under the Indenture, following the discharge of the Indenture, shall vest in the Residual Certificateholders.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.01

Representations and Warranties of the Depositor.

(a)

The Depositor hereby represents and warrants to the Master Servicer, the Issuer, the Insurer and the Indenture Trustee, for the benefit of Securityholders, as of the Closing Date or such other date as is specified, that:

(i)

This Agreement constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity);

(ii)

Immediately prior to the transfer by the Depositor to the Issuer of each Mortgage Loan, the Depositor had good and equitable title to each Mortgage Loan (insofar as such title was conveyed to it by the Seller) subject to no prior lien, claim, participation interest, mortgage, security interest, pledge, charge or other encumbrance or other interest of any nature;

(iii)

As of the Closing Date, the Depositor has transferred all right, title and interest in the Mortgage Loans to the Issuer;

(iv)

The Depositor has not transferred the Mortgage Loans to the Issuer with any intent to hinder, delay or defraud any of its creditors;

(v)

The Depositor has been duly organized and is validly existing as a limited liability company in good standing under the laws of Delaware, with full power and authority to own its assets and conduct its business as presently being conducted;

(vi)

[The Mortgage Loans constitute either “promissory notes” or “general intangibles” within the meaning of the applicable UCC;]

(vii)

All consents and approvals required by the terms of each Mortgage Loan to the sale of such Mortgage Loan hereunder to the Indenture Trustee have been obtained;

(viii)

The Depositor has caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Mortgage Loans granted to the Indenture Trustee hereunder;

(ix)

Other than the security interest granted to the Indenture Trustee pursuant to the Indenture, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Mortgage Loans.  The Depositor has not authorized the filing of and is not aware of any financing statements against the Depositor that include a description of collateral covering the Mortgage Loans other than any financing statement relating to the security interest granted to the Indenture Trustee hereunder or that has been terminated.  The Depositor is not aware of any judgment or tax lien filings against the Depositor;

(x)

The Credit Line Agreements that constitute or evidence the Mortgage Loans do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee.  All financing statements filed or to be filed in favor of the Indenture Trustee in connection herewith describing the Mortgage Loans contain a statement to the following effect: “A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Indenture Trustee;” and

(xi)

On the Closing Date, the Issuer will be a Qualifying SPE.

It is understood and agreed that the representations and warranties set forth in (i) through (xi) above shall survive the transfer of the Mortgage Loans to the Trust.

(b)

The representations and warranties of each Transferor with respect to the related Mortgage Loans in the applicable Transfer Agreement, which have been assigned to the Issuer hereunder, were made as of the date specified in the applicable Transfer Agreement (or underlying agreement, if such Transfer Agreement is in the form of an assignment of a prior agreement).  The Seller will make such representations and warranties as specified in the Mortgage Loan Sale Agreement as of the Closing Date.  To the extent that any fact, condition or event with respect to a Mortgage Loan constitutes a breach of both (i) a representation or warranty of the applicable Transferor under the applicable Transfer Agreement and (ii) a representation or warranty of the Seller under the Mortgage Loan Sale Agreement (other than the representations and warranties set forth in Section 1.04(b)(i) of the Mortgage Loan Sale Agreement which shall be deemed to be made solely by the Seller), the only right or remedy of the Master Servicer, the Issuer, the Indenture Trustee or any Securityholder hereunder shall be their rights to enforce the obligations of the applicable Transferor under any applicable representation or warranty made by it.  Each of the Master Servicer, the Issuer, the Indenture Trustee acknowledges that, except as provided in the parenthetical in the immediately preceding sentence or as otherwise provided in the Mortgage Loan Sale Agreement, the Seller shall not have any obligation or liability with respect to any breach of a representation or warranty made by it with respect to the Mortgage Loans sold by it if the fact, condition or event constituting such breach also constitutes a breach of a representation or warranty made by the applicable Transferor in the applicable Transfer Agreement, without regard to whether such Transferor fulfills its contractual obligations in respect of such representation or warranty.  Each of the Master Servicer, the Issuer, and the Indenture Trustee further acknowledges that the Depositor shall have no obligation or liability with respect to any breach of any representation or warranty with respect to the Mortgage Loans (except as set forth in Section 3.01(a)(vi)) under any circumstances.

(c)

It is understood and agreed that the representations and warranties of the Depositor set forth in Sections 3.01(a)(i) through (vi) shall survive the execution and delivery of this Agreement.  The Depositor shall indemnify the Master Servicer, the Indenture Trustee [, the Insurer] and the Issuer and hold each of the Master Servicer, the Indenture Trustee [, the Insurer] and the Issuer harmless against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Depositor’s representations and warranties contained in Sections 3.01(a)(i) through (vi) hereof.  It is understood and agreed that the enforcement of the obligation of the Depositor set forth in this Section to indemnify the Master Servicer, the Indenture Trustee [, the Insurer] and the Issuer as provided in this Section constitutes the sole remedy of the Indenture Trustee, the Master Servicer and the Issuer respecting a breach by the Depositor of the representations and warranties in Sections 3.01(a)(i) through (vi) hereof.

Any cause of action against the Depositor relating to or arising out of the breach of the representations and warranties made in Sections 3.01(a)(i) through (vi) hereof shall accrue upon discovery of such breach by the Issuer, the Master Servicer [, the Insurer] or the Indenture Trustee.

Section 3.02

Representations and Warranties of the Master Servicer.

(a)

The Master Servicer hereby represents and warrants to the Depositor, the Issuer, the Insurer and the Indenture Trustee, for the benefit of the Securityholders, as of the Closing Date that:

(i)

it is validly existing and in good standing under the laws of the State of its incorporation, and as Master Servicer has full power and authority to transact any and all business contemplated by this Agreement and to execute, deliver and comply with its obligations under the terms of this Agreement, the execution, delivery and performance of which have been duly authorized by all necessary corporate action on the part of the Master Servicer;

(ii)

the execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not (A) violate the Master Servicer’s charter or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or by which it is bound or to which any of its assets are subject, which violation, default or breach would materially and adversely affect the Master Servicer’s ability to perform its obligations under this Agreement;

(iii)

this Agreement constitutes, assuming due authorization, execution and delivery hereof by the other respective parties hereto, a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights in general, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

(iv)

the Master Servicer is not in default with respect to any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency to the extent that any such default would materially and adversely affect its performance hereunder;

(v)

the Master Servicer is not a party to or bound by any agreement or instrument or subject to any charter provision, bylaw or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that may materially and adversely affect its ability as Master Servicer to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Master Servicer of its obligations under this Agreement;

(vi)

no litigation is pending or, to the best of the Master Servicer’s knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vii)

the Master Servicer, or an affiliate thereof the primary business of which is the servicing of conventional residential mortgage loans, is a Fannie Mae- or FHLMC-approved seller/servicer;

(viii)

no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of or compliance by the Master Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders (if any) as have been obtained;

(ix)

the consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Master Servicer;

(x)

the Master Servicer has obtained an Errors and Omissions Insurance Policy and a Fidelity Bond in accordance with Section 4.02 each of which is in full force and effect, and each of which provides at least such coverage as is required hereunder; and

(xi)

the information about the Master Servicer under the heading “The Master Servicer” in the Prospectus relating to the Master Servicer does not include an untrue statement of a material fact and does not omit to state a material fact, with respect to the statements made, necessary in order to make the statements in light of the circumstances under which they were made not misleading.

(b)

It is understood and agreed that the representations and warranties set forth in this Section 3.02 shall survive the execution and delivery of this Agreement.  The Master Servicer shall indemnify the Depositor, the Issuer [, the Insurer] and the Indenture Trustee and hold them harmless against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Master Servicer’s representations and warranties contained in Section 3.02(a).  It is understood and agreed that the enforcement of the obligation of the Master Servicer set forth in this Section to indemnify the Depositor, the Issuer [, the Insurer] and the Indenture Trustee as provided in this Section constitutes the sole remedy (other than as set forth in Section 6.01) of the Depositor, the Issuer [, the Insurer] and the Indenture Trustee, respecting a breach of the foregoing representations and warranties.  Such indemnification shall survive any termination of the Master Servicer as Master Servicer hereunder, and any termination of this Agreement.

Any cause of action against the Master Servicer relating to or arising out of the breach of any representations and warranties made in this Section shall accrue upon discovery of such breach by the Depositor, the Master Servicer, the Indenture Trustee [, the Insurer] or the Issuer or notice thereof by any one of such parties to the other parties.  Notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for special, indirect or consequential losses or damages of any kind whatsoever (including, but not limited to, lost profits).

Section 3.03

Discovery of Breach.  It is understood and agreed that the representations and warranties (i) set forth in Section 3.01, (ii) of the Seller set forth in the Mortgage Loan Sale Agreement and assigned to the Issuer by the Depositor hereunder and (iii) of each Transferor and of each Servicer assigned by the Seller to the Depositor pursuant to the Mortgage Loan Sale Agreement and assigned to the Issuer by the Depositor hereunder, shall be pledged by the Issuer to the Indenture Trustee under the Indenture and shall each survive delivery of the Mortgage Files and the Assignment of Mortgage of each Mortgage Loan to the Indenture Trustee and shall continue throughout the term of this Agreement.  Upon discovery by any of the Depositor, the Master Servicer or the Indenture Trustee of a breach of any of such representations and warranties that adversely and materially affects the value of the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties.  Within 90 days of the discovery of a breach of any representation or warranty given by any Transferor or the Seller and assigned to the Indenture Trustee, such Transferor or the Seller, as applicable, shall either (a) cure such breach in all material respects, (b) repurchase such Mortgage Loan or any property acquired in respect thereof from the Issuer at the Loan Purchase Price (or, with respect to Mortgage Loans as to which there is a breach of a representation or warranty set forth in Section 1.04(b)(v) of the Mortgage Loan Sale Agreement, at the purchase price therefor paid by the Seller under the Mortgage Loan Sale Agreement) or (c) with respect to the Mortgage Loans, within the two-year period following the Closing Date, substitute a Qualifying Substitute Mortgage Loan for the affected Mortgage Loan.  In the event of discovery of a breach of any representation and warranty of any Transferor assigned to the Indenture Trustee, the Indenture Trustee shall enforce its rights under the applicable Transfer Agreement and the Mortgage Loan Sale Agreement for the benefit of Securityholders and the Insurer. As provided in the Mortgage Loan Sale Agreement, if any Transferor substitutes a mortgage loan for a Deleted Mortgage Loan pursuant to the related Transfer Agreement and such substitute mortgage loan is not a Qualifying Substitute Mortgage Loan, then pursuant to the terms of the Mortgage Loan Sale Agreement the Seller will, in exchange for such substitute mortgage loan, (i) pay to the Trust Estate the applicable Loan Purchase Price for the affected Mortgage Loan or (ii) within two years of the Closing Date, substitute a Qualifying Substitute Mortgage Loan.

Section 3.04

Repurchase, Purchase or Substitution of Mortgage Loans.

(a)

With respect to any Mortgage Loan repurchased by Seller pursuant to the Mortgage Loan Sale Agreement or by the Transferor pursuant to the applicable Transfer Agreement, the principal portion of the funds received by the Indenture Trustee in respect of such repurchase of a Mortgage Loan will be considered a Principal Prepayment and the Loan Purchase Price shall be deposited in the Collection Account.  The Indenture Trustee, upon receipt of the full amount of the Loan Purchase Price for a Deleted Mortgage Loan, or upon notification from the related Custodian of receipt of the Mortgage File for a Qualifying Substitute Mortgage Loan substituted for a Deleted Mortgage Loan (and receipt by the Indenture Trustee of any applicable Substitution Amount), shall release or cause to be released and reassign to the Depositor, the Seller or the Transferor as applicable, the related Mortgage File for the Deleted Mortgage Loan and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as shall be necessary to vest in such party or its designee or assignee title to any Deleted Mortgage Loan released pursuant hereto, free and clear of all security interests, liens and other encumbrances created by this Agreement and the Indenture, which instruments shall be prepared by the related Servicer and the Indenture Trustee shall have no further responsibility with respect to the Mortgage File relating to such Deleted Mortgage Loan.

(b)

With respect to each Qualifying Substitute Mortgage Loan to be delivered to the Indenture Trustee (or its custodian) in exchange for a Deleted Mortgage Loan: (i) the related Transferor or the Seller, as applicable, must deliver to the Indenture Trustee (or a Custodian) the Mortgage File for the Qualifying Substitute Mortgage Loan containing the documents set forth in Section 2.01(b) along with a written certification certifying as to the delivery of such Mortgage File and containing the granting language set forth in Section 2.01(a); and (ii) the related Transferor or the Seller, as applicable, will be deemed to have made as of the date of such transfer, with respect to such Qualifying Substitute Mortgage Loan, each of the representations and warranties made by it with respect to the related Deleted Mortgage Loan.  As soon as practicable after the delivery of any Qualifying Substitute Mortgage Loan hereunder, the Indenture Trustee, at the expense of the Depositor and at the direction and with the cooperation of the applicable Servicer, shall (i) with respect to a Qualifying Substitute Mortgage Loan that is a Non-MERS Mortgage Loan, cause the Assignment of Mortgage to be recorded by the applicable Servicer if required pursuant to Section 2.01(c), or (ii) with respect to a Qualifying Substitute Mortgage Loan that is a MERS Mortgage Loan, cause to be taken such actions as are necessary to cause the Indenture Trustee (on behalf of the Issuer) to be clearly identified as the owner of each such Mortgage Loan on the records of MERS if required pursuant to Section 2.01(c).

ARTICLE IV

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

BY THE MASTER SERVICER

Section 4.01

Duties of the Master Servicer.  For and on behalf of the Depositor, the Issuer, the Indenture Trustee, the Insurer and the Securityholders, the Master Servicer shall master service the Mortgage Loans in accordance with the provisions of this Agreement and the provisions of each Servicing Agreement.

Section 4.02

Master Servicer Fidelity Bond and Master Servicer Errors and Omissions Insurance Policy.

(a)

The Master Servicer, at its expense, shall maintain in effect a Master Servicer Fidelity Bond and a Master Servicer Errors and Omissions Insurance Policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer’s behalf, and covering errors and omissions in the performance of the Master Servicer’s obligations hereunder.  The Master Servicer Errors and Omissions Insurance Policy and the Master Servicer Fidelity Bond shall be in such form and amount that would be consistent with coverage customarily maintained by master servicers of mortgage loans similar to the Mortgage Loans and shall by its terms not be cancelable without thirty days’ prior written notice to the Indenture Trustee and the Insurer.  The Master Servicer shall provide the Indenture Trustee and the Insurer, upon request, with a copy of such policy and fidelity bond.  The Master Servicer shall (i) require each Servicer to maintain an Errors and Omissions Insurance Policy and a Servicer Fidelity Bond in accordance with the provisions of the applicable Servicing Agreement, (ii) cause each Servicer to provide to the Master Servicer certificates evidencing that such policy and bond is in effect and to furnish to the Master Servicer any notice of cancellation, non-renewal or modification of the policy or bond received by it, as and to the extent provided in the applicable Servicing Agreement, and (iii) furnish copies of such policies and of the certificates and notices referred to in clause (ii) to the Indenture Trustee and the Insurer upon request.

(b)

The Master Servicer shall promptly report to the Indenture Trustee and the Insurer any material changes that may occur in the Master Servicer’s Fidelity Bond or the Master Servicer Errors and Omissions Insurance Policy and shall furnish to the Indenture Trustee and the Insurer, on request, certificates evidencing that such bond and insurance policy are in full force and effect.  The Master Servicer shall promptly report to the Indenture Trustee and the Insurer all cases of embezzlement or fraud, if such events involve funds relating to the Mortgage Loans.  The total losses, regardless of whether claims are filed with the applicable insurer or surety, shall be disclosed in such reports together with the amount of such losses covered by insurance.  If a bond or insurance claim report is filed with any of such bonding companies or insurers, the Master Servicer shall promptly furnish a copy of such report to the Indenture Trustee and the Insurer.  Any amounts relating to the Mortgage Loans collected by the Master Servicer under any such bond or policy shall be promptly remitted by the Master Servicer to the Indenture Trustee for deposit into the Distribution Account.  Any amounts relating to the Mortgage Loans collected by the applicable Servicer under any such bond or policy shall be remitted to the Master Servicer to the extent provided in the applicable Servicing Agreement.

Section 4.03

Master Servicer’s Financial Statements and Related Information.  For each year this Agreement is in effect, the Master Servicer shall deliver to the Indenture Trustee, the Insurer, each Rating Agency and the Depositor a copy of its annual unaudited financial statements on or prior to May 31 of each year, beginning May 31, 2005.  Such financial statements shall include a balance sheet, income statement, statement of retained earnings, statement of additional paid in capital, statement of changes in financial position and all related notes and schedules and shall be in comparative form, certified by a nationally recognized firm of Independent Accountants to the effect that such statements were examined and prepared in accordance with generally accepted accounting principles applied on a basis consistent with that of the preceding year.

Section 4.04

Power to Act; Procedures.

(a)

The Master Servicer shall master service the Mortgage Loans and shall have full power and authority, subject to the provisions of this Agreement, and each Servicer shall have full power and authority (to the extent provided in the applicable Servicing Agreement) to do any and all things that it may deem necessary or desirable in connection with the servicing and administration of the Mortgage Loans, including but not limited to the power and authority (i) to execute and deliver, on behalf of the Securityholders and the Indenture Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Credit Line Agreements and related Mortgages, (iii) to collect any Insurance Proceeds and Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan, in each case, in accordance with the provisions of this Agreement and the applicable Servicing Agreement, as applicable; provided that the Master Servicer shall not take, or knowingly permit any Servicer to take, any action that is inconsistent with or prejudices the interests of the Issuer, the Insurer or the Securityholders in any Mortgage Loan or the rights and interests of the Depositor, the Indenture Trustee, the Insurer and the Securityholders under this Agreement and the Indenture.  The Master Servicer shall represent and protect the interests of the Issuer, the Insurer and the Securityholders in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan.  Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Servicer, and each Servicer, to the extent such authority is delegated to such Servicer under the applicable Servicing Agreement, is hereby authorized and empowered by the Indenture Trustee when the Master Servicer or such Servicer, as the case may be, believes it appropriate in its best judgment and in accordance with Accepted Servicing Practices and the applicable Servicing Agreement, to execute and deliver, on behalf of itself and the Securityholders, the Indenture Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties.  The Indenture Trustee shall furnish the Master Servicer, upon request, with any powers of attorney empowering the Master Servicer or any Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appeal, prosecute or defend in any court action relating to the Mortgage Loans or the Mortgaged Property, in accordance with the applicable Servicing Agreement and this Agreement, and the Indenture Trustee shall execute and deliver such other documents as the Master Servicer may request, necessary or appropriate to enable the Master Servicer to master service the Mortgage Loans and carry out its duties hereunder, and to allow each Servicer to service the Mortgage Loans in each case in accordance with Accepted Servicing Practices (and the Indenture Trustee shall have no liability for misuse of any such powers of attorney by the Master Servicer or any Servicer).  If the Master Servicer or the Indenture Trustee has been advised that it is likely that the laws of the state in which action is to be taken prohibit such action if taken in the name of the Indenture Trustee or that the Indenture Trustee would be adversely affected under the “doing business” or tax laws of such state if such action is taken in its name, then upon request of the Indenture Trustee, the Master Servicer shall join with the Indenture Trustee in the appointment of a co trustee pursuant to Section 6.10 of the Indenture.  In no event shall the Master Servicer, without the Indenture Trustee’s written consent: (i) initiate any action, suit or proceeding solely under the Indenture Trustee’s name without indicating the Master Servicer’s representative capacity or (ii) take any action with the intent to cause, and which actually does cause, the Indenture Trustee to be registered to do business in any state.  The Master Servicer shall indemnify the Indenture Trustee for any and all costs, liabilities and expenses incurred by the Indenture Trustee in connection with the negligent or willful misuse of such powers of attorney by the Master Servicer.  In the performance of its duties hereunder, the Master Servicer shall be an independent contractor and shall not, except in those instances where it is taking action in the name of the Indenture Trustee, be deemed to be the agent of the Indenture Trustee.

(b)

In master servicing and administering the Mortgage Loans, the Master Servicer shall employ procedures and exercise the same care that it customarily employs and exercises in master servicing and administering loans for its own account, giving due consideration to Accepted Servicing Practices where such practices do not conflict with this Agreement.  Consistent with the foregoing, the Master Servicer may, and may permit any Servicer to, in its discretion (i) waive any late payment charge and (ii) extend the due dates for payments due on a Credit Line Agreement for a period not greater than 120 days; provided, however, that the maturity of any Mortgage Loan shall not be extended past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-off Date.  In the event of any extension described in clause (ii) above, the Master Servicer shall make or cause such Servicer (if required by the applicable Servicing Agreement) to make Advances on the related Mortgage Loan in accordance with the provisions of Section 5.09 on the basis of the amortization schedule of such Mortgage Loan without modification thereof by reason of such extension.

Section 4.05

Enforcement of Servicer’s and Master Servicer’s Obligations.

(a)

Each Servicing Agreement requires the applicable Servicer, respectively, to service the Mortgage Loans in accordance with the provisions thereof.  References in this Agreement to actions taken or to be taken by the Master Servicer include actions taken or to be taken by a Servicer on behalf of the Master Servicer.  Any fees and other amounts payable to a Servicer shall be deducted from amounts remitted to the Master Servicer by such Servicer (to the extent permitted by the applicable Servicing Agreement) and shall not be an obligation of the Issuer, the Indenture Trustee or the Master Servicer.

(b)

The Master Servicer shall not be required to (i) take any action with respect to the servicing of any Mortgage Loan that the related Servicer is not required to take under the related Servicing Agreement and (ii) cause a Servicer to take any action or refrain from taking any action if the related Servicing Agreement does not require such Servicer to take such action or refrain from taking such action; in both cases notwithstanding any provision of this Agreement that requires the Master Servicer to take such action or cause such Servicer to take such action.

(c)

The Master Servicer, for the benefit of the Issuer, the Indenture Trustee, the Insurer and the Securityholders, shall enforce the obligations of each Servicer under the related Servicing Agreement, and shall at the direction of the Insurer, in the event that a Servicer fails to perform its obligations in accordance therewith, terminate the rights and obligations of such Servicer thereunder and either act as servicer of the related Mortgage Loans or cause the other parties hereto to enter into a Servicing Agreement (and such parties hereby agree to execute and deliver any such successor Servicing Agreement), with a successor Servicer which is acceptable to the Insurer.  Such enforcement, including, without limitation, the legal prosecution of claims, termination of Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans and shall be in a manner acceptable to the Insurer.  The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor initially (i) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans, (ii) from a specific recovery of costs, expenses or attorneys’ fees against the party against whom such enforcement is directed, and then, (iii) to the extent that such amounts are insufficient to reimburse the Master Servicer for the costs of such enforcement, from the Collection Account.

Section 4.06

Collection of Taxes, Assessments and Similar Items.

(a)

To the extent provided in the applicable Servicing Agreement, the Master Servicer shall cause each Servicer to establish and maintain one or more custodial accounts at a depository institution (which may be a depository institution with which the Master Servicer or any Servicer establishes accounts in the ordinary course of its servicing activities), the accounts of which are insured to the maximum extent permitted by the FDIC (each, an “Escrow Account”) and to deposit therein any collections of amounts received with respect to amounts due for taxes, assessments, water rates, standard hazard insurance policy premiums or any comparable items for the account of the Mortgagors.  Withdrawals from any Escrow Account may be made (to the extent amounts have been escrowed for such purpose) only in accordance with the applicable Servicing Agreement.  Each Servicer shall be entitled to all investment income not required to be paid to Mortgagors on any Escrow Account maintained by such Servicer.  The Master Servicer shall make (or cause to be made) to the extent provided in the applicable Servicing Agreement advances to the extent necessary in order to effect timely payment of taxes, water rates, assessments, Standard Hazard Insurance Policy premiums or comparable items in connection with the related Mortgage Loan (to the extent that the Mortgagor is required, but fails, to pay such items), provided that it or the applicable Servicer has determined that the funds so advanced are recoverable from escrow payments, reimbursement pursuant to Section 4.08 or otherwise.

(b)

Costs incurred by the Master Servicer or by any Servicer in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans may be added to the amount owing under the related Credit Line Agreement where the terms of the Credit Line Agreement so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to Securityholders.  Such costs, to the extent that they are unanticipated, extraordinary costs, and not ordinary or routine costs shall be recoverable as a Servicing Advance by the Master Servicer pursuant to Section 4.08.

Section 4.07

Collection Account.

(a)

On the Closing Date, the Master Servicer shall open and shall thereafter maintain a segregated account held in trust in the name of the Securities Intermediary (the “Collection Account”), entitled “Collection Account, [_________], as indenture trustee, in trust for Holders of the Lehman ABS Corporation Home Equity Loan Trust 20[__]-[__], Home Equity Loan Asset-Backed Notes, Series 20[__]-[__].”  The Collection Account shall relate solely to the Securities issued by the Issuer, and funds in such Collection Account shall not be commingled with any other monies.

(b)

The Collection Account shall be an Eligible Account.  If an existing Collection Account ceases to be an Eligible Account, the Master Servicer shall establish a new Collection Account that is an Eligible Account within 10 days and transfer all funds and investment property on deposit in such existing Collection Account into such new Collection Account.

(c)

The Master Servicer shall give to the Indenture Trustee prior written notice of the name and address of the depository institution at which the Collection Account is maintained and the account number of such Collection Account.  The Master Servicer shall take such actions as are necessary to cause the depository institution holding the Collection Account to hold such account in the name of the Indenture Trustee under this Agreement.  On each Deposit Date, the entire amount on deposit in the Collection Account relating to the Mortgage Loans (subject to permitted withdrawals set forth in Section 4.08), other than amounts not included in the Total Distribution Amount for such Payment Date, shall be remitted to the Indenture Trustee for deposit into the Distribution Account by wire transfer in immediately available funds.  The Master Servicer, at its option, may choose to make daily remittances from the Collection Account to the Indenture Trustee for deposit into the Distribution Account.

(d)

The Master Servicer shall deposit or cause to be deposited into the Collection Account, [no later than the Business Day following] [on] the Closing Date, any amounts (other than in respect of interest on the Mortgage Loans that accrued prior to the Cut-off Date) received with respect to the Mortgage Loans due after the Cut-off Date and on or before the Closing Date.  Thereafter, the Master Servicer shall deposit or cause to be deposited in the Collection Account on the earlier of the applicable Deposit Date and one Business Day following receipt thereof, the following amounts received or payments made by it (other than in respect of principal of and interest on the Mortgage Loans due on or before the Cut-off Date):

(i)

all payments on account of principal and late collections, on the Mortgage Loans;

(ii)

all payments on account of interest on the Mortgage Loans, net of the Servicing Fee with respect to each such Mortgage Loan, but only to the extent of the amount permitted to be withdrawn or withheld from the Collection Account in accordance with Section 4.23;

(iii)

any unscheduled payment or other recovery with respect to a Mortgage Loan not otherwise specified in this paragraph (d), including all Net Liquidation Proceeds with respect to the Mortgage Loans and REO Property, all Recoveries, and all amounts received in connection with the operation of any REO Property, net of (x) any unpaid Servicing Fees with respect to such Mortgage Loans (but only to the extent of the amount permitted to be withdrawn or withheld from the Collection Account in accordance with Section 4.23) and (y) any amounts reimbursable to a Servicer with respect to such Mortgage Loan under the applicable Servicing Agreement and retained by such Servicer;

(iv)

all Insurance Proceeds; and

(v)

the Loan Purchase Price of any Mortgage Loan repurchased by the Seller, a Transferor or any other Person and any Substitution Amount related to any Qualifying Substitute Mortgage Loan.

(e)

Funds in the Collection Account may be invested in Eligible Investments selected by and at the written direction of the Master Servicer, which shall mature not later than one Business Day prior to the next Deposit Date and any such Eligible Investment shall not be sold or disposed of prior to its maturity.  All such Eligible Investments shall be made in the name of the Master Servicer in trust for the benefit of the Indenture Trustee, the Insurer and the Securityholders.  All income and gain realized from any Eligible Investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time, subject to Section 5.10, hereof and shall not be part of the Trust Estate.  The amount of any losses incurred in respect of any such investments shall be deposited in such Collection Account by the Master Servicer out of its own funds, without any right of reimbursement therefor, immediately as realized.  The foregoing requirements for deposit in the Collection Account are exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments of interest on funds in the Collection Account and payments in the nature of late payment charges, assumption fees and other incidental fees and charges relating to the Mortgage Loans need not be deposited by the Master Servicer in the Collection Account and may be retained by the Master Servicer or the applicable Servicer as additional servicing compensation.  If the Master Servicer deposits in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from such Collection Account.

Section 4.08

Application of Funds in the Collection Account.  The Master Servicer may, from time to time, make, or cause to be made, withdrawals from the Collection Account for the following purposes:

(i)

to reimburse itself or any Servicer for Servicing Advances made by it or by such Servicer pursuant to the applicable Servicing Agreement; such right to reimbursement pursuant to this subclause (i) is limited to amounts received on or in respect of a particular Mortgage Loan (including, for this purpose, Liquidation Proceeds and amounts representing Insurance Proceeds with respect to the property subject to the related Mortgage) it being understood, in the case of any such reimbursement, that the Master Servicer’s or Servicer’s right thereto shall be prior to the rights of the Securityholders;

(ii)

[reserved];

(iii)

to reimburse itself or any Servicer from Liquidation Proceeds for Liquidation Expenses and for amounts expended by it pursuant to Section 4.23(a) or the applicable Servicing Agreement in good faith in connection with the restoration of damaged property and, to the extent that Liquidation Proceeds after such reimbursement exceed the unpaid principal balance of the related Mortgage Loan, together with accrued and unpaid interest thereon at the applicable Loan Rate less the applicable Servicing Fee Rate for such Mortgage Loan to the Due Date next succeeding the date of its receipt of such Liquidation Proceeds, to pay to itself out of such excess the amount of any unpaid assumption fees, late payment charges or other Mortgagor charges on the related Mortgage Loan and to retain any excess remaining thereafter as additional servicing compensation, it being understood, in the case of any such reimbursement or payment, that such Master Servicer’s or Servicer’s right thereto shall be prior to the rights of the Securityholders;

(iv)

to reimburse itself or any Servicer for expenses incurred by and recoverable by or reimbursable to it or any Servicer pursuant to Sections 4.04, 4.10(a) or 4.39;

(v)

to pay to the Depositor, the Seller or any Transferor, as applicable, with respect to each Mortgage Loan or REO Property acquired in respect thereof that has been purchased pursuant to this Agreement, all amounts received thereon and not distributed on the date on which the related repurchase was effected, and to pay to the applicable Person any Servicing Advances to the extent specified in the definition of Loan Purchase Price;

(vi)

[reserved];

(vii)

subject to Section 5.10, to pay to itself income earned on the investment of funds deposited in the Collection Account;

(viii)

on each Deposit Date, to make payment to the Indenture Trustee for deposit into the Distribution Account in the amounts and in the manner provided for in Section 4.07(c) for the related Payment Date (to the extent collected by the Servicers or the Master Servicer);

(ix)

[reserved];

(x)

to make payment to itself, the Indenture Trustee, the Custodians, the Administrator and others pursuant to any provision of this Agreement, the Indenture, the Custodial Agreements or the Administration Agreement;

(xi)

to withdraw funds deposited in error in the Collection Account;

(xii)

to clear and terminate the Collection Account pursuant to Article VIII;

(xiii)

to reimburse a successor master servicer (solely in its capacity as successor master servicer), for any fee or advance occasioned by a termination of the master servicer, and the assumption of such duties by the Indenture Trustee or a successor master servicer appointed by the Indenture Trustee pursuant to Section 6.01, in each case to the extent not reimbursed by the terminated Master Servicer, it being understood, in the case of any such reimbursement or payment, that the right of the Master Servicer or the Indenture Trustee thereto shall be prior to the rights of the Securityholders; and

(xiv)

to reimburse any Servicer for such amounts as are due thereto under the applicable Servicing Agreement and have not been retained by or paid to such Servicer, to the extent provided in such Servicing Agreement.

In connection with withdrawals pursuant to subclauses (i), (iii) and (v) above, the Master Servicer’s, any Servicer’s or such other Person’s entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan.  The Master Servicer shall therefore keep and maintain a separate accounting for each Mortgage Loan it master services for the purpose of justifying any withdrawal from the Collection Account it maintains pursuant to such subclause (i), (iii) and (v).

Section 4.09

Reports of Indenture Trustee to Securityholders and the Insurer.

(a)

On each Payment Date, the Indenture Trustee shall provide to each Securityholder and the Insurer or shall make available via the Indenture Trustee’s internet website, a report setting forth the following information (on the basis of Mortgage Loan level information obtained from the Servicers):

(i)

the amount being distributed to the Notes;

(ii)

the amount of interest included in such payment and the Note Rate;

(iii)

the amount, if any, of Deferred Interest included in such payment (and the amount of interest thereon);

(iv)

the amount, if any, of the remaining overdue accrued interest after giving effect to such payment;

(v)

the amount, if any, of principal included in such payment;

(vi)

the Servicing Fee for such Payment Date;

(vii)

the related principal balance, after giving effect to such payment;

(viii)

the related initial Pool Balance and the related Pool Balance as of the end of the preceding Collection Period;

(ix)

the Indenture Trustee Fee and Owner Trustee Fee for such Payment Date;

(x)

the number and aggregate Principal Balance of Mortgage Loans that were (A) delinquent (exclusive of Mortgage Loans in bankruptcy or foreclosure or properties acquired by the Issuer by deed in lieu of foreclosure) (1) 30 to 59 days, (2) 60 to 89 days, (3) 90 to 119 days, (4) 120 to 149 days, (5) 150 to 179 days, (6) 180 to 269 days and (7) 270 or more days, (B) in foreclosure, (C) in bankruptcy and (D) properties acquired by the Issuer by deed in lieu of foreclosure;

(xi)

(A) cumulative losses as a percentage of Initial Pool Balance, (B) cumulative losses as a percentage of current Pool Balance and (C) the twelve-month rolling average of cumulative losses as a percentage of Initial Pool Balance;

(xii)

the Six-Month Rolling Delinquency Date;

(xiii)

the book value of any real estate which is acquired by the Issuer through foreclosure or grant of deed in lieu of foreclosure;

(xiv)

the amount of any draws on the Policy;

(xv)

whether the related Payment Date will fall during the Managed Amortization Period or the Rapid Amortization Period;

(xvi)

whether a Rapid Amortization Event has occurred during the related Collection Period;

(xvii)

the outstanding principal balance of the three Mortgage Loans in with the largest outstanding principal balance;

(xviii)

whether an Event of Master Servicer Termination or an Insurer Default has occurred;

(xix)

the amount, if any, of Additional Balances created during the related Collection Period;

(xx)

the amount, if any, of the Additional Balance Contributed Amount for such Payment Date, and the amount of interest on such amount;

(xxi)

whether the Managed Amortization Period has ended and the Rapid Amortization Period has begun;

(xxii)

the Specified Overcollateralization Amount;

(xxiii)

the Overcollateralization Amount, after giving effect to payments on such Payment Date;

(xxiv)

the Overcollateralization Deficit, after giving effect to payments on such Payment Date;

(xxv)

the amount of any Servicing Advances made by each Servicer during the related Collection Period;

(xxvi)

the amount, if any, of interest shortfalls relating to prepayments during the related Collection Period;

(xxvii)

the Class Principal Balance of each class of Residual Certificates; and

(xxviii)

the amount distributable, if any, to each class of Residual Certificates.

In the case of information furnished pursuant to subclauses (i) and (ii) above, the amounts shall (except in the case of the report delivered to the holder of the Residual Certificates) be expressed as a dollar amount per $1,000 of original principal amount of Notes.

The Indenture Trustee will make available such report and additional loan level information (and, at its option, any additional files containing the same information in an alternative format) each month to the Rating Agencies, the Insurer and Securityholders via the Indenture Trustee’s website, which can be accessed at [_________].  Assistance in using the website can be obtained by calling the Indenture Trustee’s customer service desk at [_________].  Such parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by notifying the Indenture Trustee at [_________], Attention: Client Manager – LABS 20[__]-[__], and indicating such.  The Indenture Trustee shall have the right to change the way such statements are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Indenture Trustee shall provide timely and adequate notification to all above parties regarding any such changes.

The foregoing information and reports shall be prepared and determined by the Indenture Trustee based solely on Mortgage Loan data provided to the Indenture Trustee by the Master Servicer (in a format agreed to by the Indenture Trustee and the Master Servicer) no later than 12:00 p.m.(noon) Eastern Standard Time four Business Days prior to the Payment Date.  In preparing or furnishing the foregoing information to the Indenture Trustee shall be entitled to rely conclusively on the accuracy of the information or data regarding the Mortgage Loans and the related REO Property that has been provided to the Master Servicer by each Servicer, and the Indenture Trustee shall not be obligated to verify, recompute, reconcile or recalculate any such information or data.  The Indenture Trustee shall be entitled to conclusively rely on the Mortgage Loan data provided by the Master Servicer and shall have no liability for any errors in such Mortgage Loan data.

(b)

Upon the reasonable advance written request of any Securityholder that is a savings and loan, bank or insurance company, which request, if received by the Indenture Trustee, the Indenture Trustee shall provide, or cause to be provided (or, to the extent that such information or documentation is not required to be provided by a Servicer under the applicable Servicing Agreement, shall use reasonable efforts to obtain such information and documentation from such Servicer, and provide), to such Securityholder such reports and access to information and documentation regarding the Mortgage Loans as such Securityholder may reasonably deem necessary to comply with applicable regulations of the Office of Thrift Supervision or its successor or other regulatory authorities with respect to an investment in the Securities; provided, however, that the Indenture Trustee shall be entitled to be reimbursed by such Securityholder for the Indenture Trustee actual expenses incurred in providing such reports and access.

(c)

Within 90 days, or such shorter period as may be required by statute or regulation, after the end of each calendar year, the Indenture Trustee shall have prepared and shall make available to each Person who at any time during the calendar year was a Securityholder of record, and make available to Security Owners (identified as such by the Clearing Agency) in accordance with applicable regulations, a report summarizing the items provided to the Securityholders pursuant to Section 4.09(a) on an annual basis as may be required to enable such Holders to prepare their federal income tax returns; provided, however, that this Section 4.09(c) shall not be applicable where relevant reports or summaries are required elsewhere in this Agreement.  Such information shall include the amount of original issue discount accrued on each Class of Securities and information regarding the expenses of the Issuer.  The Master Servicer shall provide the Indenture Trustee with such information as is necessary for the Indenture Trustee to prepare such reports.

(d)

The Indenture Trustee shall furnish any other information that is required by the Code and regulations thereunder to be made available to Securityholders.  The Master Servicer shall provide the Indenture Trustee with such information as is necessary for the Indenture Trustee to prepare such reports (and the Indenture Trustee may rely solely upon such information).

Section 4.10

Termination of Servicing Agreements; Successor Servicers.

(a)

The Master Servicer shall be entitled with the consent of the Insurer or at the direction of the Insurer to terminate the rights and obligations of any Servicer under the applicable Servicing Agreement in accordance with the terms and conditions of such Servicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Servicing Agreement by the Master Servicer, the Master Servicer shall provide for the servicing of the Mortgage Loans by a successor Servicer acceptable to the Insurer to be appointed as provided in the applicable Servicing Agreement.

The parties acknowledge that notwithstanding the preceding sentence, there may be a transition period, not to exceed 90 days, in order to effect the transfer of servicing to a successor Servicer.  The Master Servicer shall be entitled to be reimbursed from each Servicer (or by the Trust Estate, if a Servicer is unable to fulfill its obligations hereunder) for all costs associated with the transfer of servicing from the predecessor servicer, including without limitation, any costs or expenses associated with the complete transfer or all servicing data and the completion, correction or manipulation of such servicing data, as may be required by the Master Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the Master Servicer to service the Mortgage Loans properly and effectively.

(b)

If the Master Servicer acts as a successor Servicer, it will not assume liability for the representations and warranties of a Servicer, if any, that it replaces.  The Master Servicer shall use reasonable efforts to have the successor Servicer assume liability for the representations and warranties made by the terminated Servicer in the related Servicing Agreement, and in the event of any such assumption by the successor Servicer, the Indenture Trustee or the Master Servicer, as applicable, may, in the exercise of its business judgment, release the terminated Servicer from liability for such representations and warranties.

(c)

Notwithstanding any provision in this Agreement or the Servicing Agreements to the contrary, in no event shall the Master Servicer terminate a Servicer or appoint a successor servicer without having obtained the prior consent of the Insurer.  Additionally, to the extent that the Master Servicer is permitted to terminate a servicer in accordance with this Agreement or a Servicing Agreement, the Master Servicer will terminate such Servicer if instructed to by the Insurer and shall appoint a successor servicer acceptable to the Insurer.

Section 4.11

Master Servicer Liable for Enforcement.  Notwithstanding any Servicing Agreement, the Master Servicer shall remain obligated and liable to the Indenture Trustee, the Insurer and the Securityholders in accordance with the provisions of this Agreement, to the extent of its obligations hereunder, without diminution of such obligation or liability by virtue of such Servicing Agreements.  The Master Servicer shall use commercially reasonable efforts to ensure that the Mortgage Loans are serviced in accordance with the provisions of this Agreement and shall use commercially reasonable efforts to enforce the provisions of each Servicing Agreement for the benefit of the Securityholders and the Insurer.  The Master Servicer shall be entitled to enter into any agreement with any Servicer for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.  Except as expressly set forth herein, the Master Servicer shall have no liability for the acts or omissions of any Servicer in the performance by such Servicer of its obligations under the related Servicing Agreement.

Section 4.12

No Contractual Relationship Between Any Servicer and Indenture Trustee or Depositor.  Any Servicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving any Servicer in its capacity as such and not as an originator shall be deemed to be between such Servicer and the other parties thereto and the Indenture Trustee and the Depositor shall not be deemed parties thereto and shall have no obligations, duties or liabilities with respect to such Servicer except as set forth in Section 4.13 hereof, but shall have rights thereunder as third party beneficiaries.  It is furthermore understood and agreed by the parties hereto that the obligations of any Servicer are set forth in their entirety in such Servicer’s related Servicing Agreement and the Insurance Agreement and such Servicer has no obligations under and is not otherwise bound by the terms of this Agreement.

Section 4.13

Assumption of Servicing Agreement by Indenture Trustee.

(a)

In the event the Master Servicer shall for any reason no longer be the Master Servicer (including by reason of any Event of Master Servicer Termination under this Agreement), the Indenture Trustee shall thereupon assume all of the rights and obligations of such Master Servicer hereunder and under each Servicing Agreement entered into with respect to the Mortgage Loans.  The Indenture Trustee, its designee or any successor master servicer appointed by the Indenture Trustee shall be deemed to have assumed all of the Master Servicer’s interest herein and therein to the same extent as if such Servicing Agreement had been assigned to the assuming party, except that the Master Servicer shall not thereby be relieved of any liability or obligations of the Master Servicer under such Servicing Agreement accruing prior to its replacement as Master Servicer, and shall be liable to the Indenture Trustee, and hereby agrees to indemnify and hold harmless the Indenture Trustee from and against all costs, damages, expenses and liabilities (including reasonable attorneys’ fees) incurred by the Indenture Trustee as a result of such liability or obligations of the Master Servicer and in connection with the Indenture Trustee’s assumption (but not its performance, except to the extent that costs or liability of the Indenture Trustee are created or increased as a result of negligent or wrongful acts or omissions of the Master Servicer prior to its replacement as Master Servicer) of the Master Servicer’s obligations, duties or responsibilities thereunder.

(b)

The Master Servicer that has been terminated shall, upon request of the Indenture Trustee but at the expense of such Master Servicer, deliver to the assuming party all documents and records relating to each Servicing Agreement and the related Mortgage Loans and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Servicing Agreement to the assuming party.

Section 4.14

“Due on Sale” Clauses; Assumption Agreements.  To the extent provided in the applicable Servicing Agreement, to the extent Mortgage Loans contain enforceable due on sale clauses, the Master Servicer shall cause the related Servicer to enforce such clauses in accordance with the applicable Servicing Agreement.  If applicable law prohibits the enforcement of a due on sale clause or such clause is otherwise not enforced in accordance with the applicable Servicing Agreement, and, as a consequence, a Mortgage Loan is assumed, the original Mortgagor may be released from liability in accordance with the applicable Servicing Agreement.

Section 4.15

Release of Mortgage Files.

(a)

Upon (i) becoming aware of the payment in full of any Mortgage Loan or (ii) the receipt by the Master Servicer of a notification that payment in full has been or will be escrowed in a manner customary for such purposes, the Master Servicer will, or will cause the related Servicer to, promptly notify the Indenture Trustee (or the applicable Custodian) by a certification (which certification shall include a statement to the effect that all amounts received in connection with such payment that are required to be deposited in the Collection Account maintained by the Master Servicer pursuant to Section 4.07 have been or will be so deposited) of a Servicing Officer and shall request (on the form attached hereto as Exhibit B or on the form attached to the related Custodial Agreement) the Indenture Trustee or the applicable Custodian, to deliver to the applicable Servicer the related Mortgage File.  Upon receipt of such certification and request, the Indenture Trustee or the applicable Custodian (with the consent, and at the direction of the Indenture Trustee), shall promptly release the related Mortgage File to the applicable Servicer and the Indenture Trustee shall have no further responsibility with regard to such Mortgage File.  Upon any such payment in full, the Master Servicer is authorized, and each Servicer, to the extent such authority is provided for under the applicable Servicing Agreement, is authorized, to give, as agent for the Indenture Trustee, as the mortgagee under the Mortgage that secured the Mortgage Loan, an instrument of satisfaction (or assignment of mortgage without recourse) regarding the Mortgaged Property subject to the Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of such payment, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Collection Account.

(b)

From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan and in accordance with Accepted Servicing Practices and the applicable Servicing Agreement, the Indenture Trustee shall execute such documents as shall be prepared and furnished to the Indenture Trustee by the Master Servicer, or by a Servicer (in form reasonably acceptable to the Indenture Trustee) and as are necessary to the prosecution of any such proceedings.  The Indenture Trustee or the applicable Custodian, shall, upon request of the Master Servicer, or of a Servicer, and delivery to the Indenture Trustee or the applicable Custodian, of a trust receipt signed by a Servicing Officer substantially in the form of Exhibit B, release the related Mortgage File held in its possession or control to the Master Servicer (or the applicable Servicer).  Such trust receipt shall obligate the Master Servicer or Servicer to return the Mortgage File to the Indenture Trustee or the applicable Custodian, as applicable, when the need therefor by the Master Servicer or Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the trust receipt shall be released by the Indenture Trustee or the applicable Custodian, as applicable, to the Master Servicer (or the applicable Servicer).

Section 4.16

Documents, Records and Funds in Possession of Master Servicer To Be Held for Indenture Trustee.

(a)

The Master Servicer shall transmit, or cause the applicable Servicer to transmit, to the Indenture Trustee such documents and instruments coming into the possession of the Master Servicer or such Servicer from time to time as are required by the terms hereof or of the applicable Servicing Agreement to be delivered to the Indenture Trustee or the applicable Custodian.  Any funds received by the Master Servicer or by a Servicer in respect of any Mortgage Loan or which otherwise are collected by the Master Servicer or a Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan shall be held for the benefit of the Indenture Trustee, the Insurer and the Securityholders subject to the Master Servicer’s right to retain or withdraw amounts provided in this Agreement and to the right of each Servicer to retain its Servicing Fee and other amounts as provided in the related Servicing Agreement.  The Master Servicer shall, and shall (to the extent provided in the applicable Servicing Agreement) cause each Servicer to, provide access to information and documentation regarding the Mortgage Loans to the Indenture Trustee and the Insurer, their respective agents and accountants at any time upon reasonable request and during normal business hours, and to Securityholders that are savings and loan associations, banks or insurance companies, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of such Office and Corporation or examiners of any other federal or state banking or insurance regulatory authority if so required by applicable regulations of the Office of Thrift Supervision or other regulatory authority, such access to be afforded without charge but only upon reasonable request in writing and during normal business hours at the offices of the Master Servicer designated by it.  In fulfilling such a request the Master Servicer shall not be responsible for determining the sufficiency of such information.

(b)

All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer, or any Servicer, in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds, shall be held by the Master Servicer, or by any Servicer, for and on behalf of the Indenture Trustee as the Indenture Trustee's agent and bailee for purposes of perfecting the Indenture Trustee's security interest therein as provided by relevant Uniform Commercial Code or laws; provided, however, that the Master Servicer and each Servicer shall be entitled to setoff against, and deduct from, any such funds any amounts that are properly due and payable to the Master Servicer or such Servicer under this Agreement or the applicable Servicing Agreement and shall be authorized to remit such funds to the Indenture Trustee in accordance with this Agreement.

(c)

The Master Servicer hereby acknowledges that concurrently with the execution of this Agreement, the Indenture Trustee shall own or, to the extent that a court of competent jurisdiction shall deem the conveyance of the Mortgage Loans from the Seller to the Depositor or the Depositor to the Issuer not to constitute a sale, the Indenture Trustee shall have a security interest in the Mortgage Loans and in all Mortgage Files representing such Mortgage Loans and in all funds and investment property now or hereafter held by, or under the control of, a Servicer or the Master Servicer that are collected by any Servicer or the Master Servicer in connection with the Mortgage Loans, whether as scheduled installments of principal and interest or as full or partial prepayments of principal or interest or as Liquidation Proceeds or Insurance Proceeds or otherwise, and in all proceeds of the foregoing and proceeds of proceeds (but excluding any fee or other amounts to which a Servicer is entitled under the applicable Servicing Agreement, or the Master Servicer or the Depositor is entitled to hereunder); and the Master Servicer agrees that so long as the Mortgage Loans are assigned to and held by the Indenture Trustee or any Custodian, all documents or instruments constituting part of the Mortgage Files, and such funds relating to the Mortgage Loans which come into the possession or custody of, or which are subject to the control of, the Master Servicer or any Servicer shall be held by the Master Servicer or such Servicer for and on behalf of the Indenture Trustee as the Indenture Trustee’s agent and bailee for purposes of perfecting the Indenture Trustee’s security interest therein as provided by the applicable Uniform Commercial Code or other applicable laws.

(d)

The Master Servicer agrees that it shall not, and shall not authorize any Servicer to, create, incur or subject any Mortgage Loans, or any funds that are deposited in any Custodial Account, Escrow Account or the Collection Account, or any funds that otherwise are or may become due or payable to the Indenture Trustee, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, nor assert by legal action or otherwise any claim or right of setoff against any Mortgage Loan or any funds collected on, or in connection with, a Mortgage Loan.

Section 4.17

Opinion.  On or before the Closing Date, the Master Servicer shall cause to be delivered to the Depositor, the Seller, the Indenture Trustee, the Insurer and the Issuer one or more Opinions of Counsel, dated the Closing Date, in form and substance reasonably satisfactory to the Depositor and Lehman Brothers Inc., as to the due authorization, execution and delivery of this Agreement by the Master Servicer and the enforceability thereof.

Section 4.18

Standard Hazard and Flood Insurance Policies.  For each Mortgage Loan, the Master Servicer shall maintain, or cause to be maintained by each Servicer, standard fire and casualty insurance and, where applicable, flood insurance, all in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable.  It is understood and agreed that such insurance shall be with insurers meeting the eligibility requirements set forth in the applicable Servicing Agreement and that no earthquake or other additional insurance is to be required of any Mortgagor or to be maintained on property acquired in respect of a defaulted loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

Pursuant to Section 4.07, any amounts collected by the Master Servicer, or by any Servicer, under any insurance policies maintained pursuant to this Section 4.18 or any Servicing Agreement (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or released to the Mortgagor in accordance with the applicable Servicing Agreement) shall be deposited into the Collection Account, subject to withdrawal pursuant to Section 4.08.  Any cost incurred by the Master Servicer or any Servicer in maintaining any such insurance if the Mortgagor defaults in its obligation to do so shall be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to Securityholders and shall be recoverable by the Master Servicer or such Servicer pursuant to Section 4.08.

Section 4.19

Presentment of Claims and Collection of Proceeds.  The Master Servicer shall cause each Servicer (to the extent provided in the applicable Servicing Agreement) to, prepare and present on behalf of the Indenture Trustee and the Securityholders all claims under the Insurance Policies with respect to the Mortgage Loans, and take such actions (including the negotiation, settlement, compromise or enforcement of the insured’s claim) as shall be necessary to realize recovery under such policies.  Any proceeds disbursed to the Master Servicer (or disbursed to a Servicer and remitted to the Master Servicer) in respect of such policies or bonds shall be promptly deposited in the Collection Account or the Custodial Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition requisite to the presentation of claims on the related Mortgage Loan to the insurer under any applicable Insurance Policy need not be so deposited (or remitted).

Section 4.20

[Reserved].

Section 4.21

[Reserved].

Section 4.22

Compensation to the Master Servicer.  Pursuant to Section 4.07(e), all income and gain realized from any investment of funds in the Collection Account shall be for the benefit of the Master Servicer as compensation.  The provisions of this Section 4.22 are subject to the provisions of Section 6.01.  Servicing compensation in the form of assumption fees, if any, late payment charges, as collected, if any, or otherwise (but not including any Prepayment Premium) shall be retained by the Master Servicer (or the applicable Servicer) and shall not be deposited in the Collection Account.  The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.

Section 4.23

REO Property.

(a)

In the event the Issuer acquires ownership of any REO Property in respect of any Mortgage Loan, the deed or certificate of sale shall be issued to the Indenture Trustee, or to its nominee, on behalf of the Securityholders.  The Master Servicer shall use its reasonable best efforts to sell, or cause the applicable Servicer, to the extent provided in the applicable Servicing Agreement any REO Property as expeditiously as possible and in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable, but in all events within the time period, and subject to the conditions set forth in Article VII hereof.  Pursuant to its efforts to sell such REO Property, the Master Servicer shall protect and conserve, or cause the applicable Servicer to protect and conserve, such REO Property in the manner and to such extent required by the applicable Servicing Agreement, subject to Article VII hereof.

(b)

The Master Servicer shall deposit or cause to be deposited all funds collected and received by it, or recovered from any Servicer, in connection with the operation of any REO Property in the Collection Account.

(c)

The Master Servicer and each Servicer, upon the final disposition of any REO Property, shall be entitled to reimbursement for any related unreimbursed Advances and other unreimbursed advances as well as any unpaid Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided, that (without limitation of any other right of reimbursement that the Master Servicer or any Servicer shall have hereunder) any such unreimbursed Advances as well as any unpaid Servicing Fees may be reimbursed or paid, as the case may be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property.

(d)

The Liquidation Proceeds from the final disposition of the REO Property, net of any payment to the Master Servicer and the applicable Servicer as provided above, shall be deposited in the Collection Account on or prior to the Determination Date in the month following receipt thereof and be remitted by wire transfer in immediately available funds to the Indenture Trustee for deposit into the Distribution Account on the next succeeding Deposit Date.

Section 4.24

[Reserved].

Section 4.25

Reports to the Indenture Trustee.

(a)

Not later than 30 days after each Payment Date, the Master Servicer shall, upon request, forward to the Indenture Trustee and the Insurer a statement, deemed to have been certified by a Servicing Officer, setting forth the status of the Collection Account maintained by the Master Servicer as of the close of business on the related Payment Date, indicating that all distributions required by this Agreement to be made by the Master Servicer have been made (or if any required distribution has not been made by the Master Servicer, specifying the nature and status thereof) and showing, for the period covered by such statement, the aggregate of deposits into and withdrawals from the Collection Account maintained by the Master Servicer.  Copies of such statement shall be provided by the Master Servicer, upon request, to the Depositor, Attention: Contract Finance and any Securityholders (or by the Indenture Trustee at the Master Servicer’s expense if the Master Servicer shall fail to provide such copies to the Securityholders (unless (i) the Master Servicer shall have failed to provide the Indenture Trustee with such statement or (ii) the Indenture Trustee shall be unaware of the Master Servicer’s failure to provide such statement)).

(b)

Not later than two Business Days following each Payment Date, the Master Servicer shall deliver to one Person designated by the Depositor, in a format consistent with other electronic loan level reporting supplied by the Master Servicer in connection with similar transactions, “loan level” information with respect to the Mortgage Loans as of the related Determination Date, to the extent that such information has been provided to the Master Servicer by the Servicers or by the Depositor.

(c)

All information, reports and statements prepared by the Master Servicer under this Agreement shall be based on information supplied to the Master Servicer by the Servicers without independent verification thereof and the Master Servicer shall be entitled to rely on such information.

Section 4.26

Annual Officer’s Certificate as to Compliance.

(a)

The Master Servicer shall deliver to the Indenture Trustee no later than the 31th of March of each calendar year, commencing in March 2005, an Officer’s Certificate, certifying that with respect to the period ending on the immediately preceding December 31: (i) such Servicing Officer has reviewed the activities of such Master Servicer during the preceding calendar year or portion thereof and its performance under this Agreement; (ii) to the best of such Servicing Officer’s knowledge, based on such review, such Master Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof; (iii) nothing has come to the attention of such Servicing Officer to lead such Servicing Officer to believe that any Servicer has failed to perform any of its duties, responsibilities and obligations under its Servicing Agreement in all material respects throughout such year, or, if there has been a material default in the performance or fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof; and (iv) the Master Servicer has received from each Servicer an annual certificate of compliance and a copy of such Servicer’s annual audit report, in each case to the extent required under the applicable Servicing Agreement, or, if any such certificate or report has not been received by the Master Servicer, the Master Servicer is using its best reasonable efforts to obtain such certificate or report.

(b)

Copies of such statements shall be provided to any Securityholder upon request, by the Master Servicer or by the Indenture Trustee at the Master Servicer’s expense if the Master Servicer failed to provide such copies (unless (i) the Master Servicer shall have failed to provide the Indenture Trustee with such statement or (ii) the Indenture Trustee shall be unaware of the Master Servicer’s failure to provide such statement).

Section 4.27

Annual Independent Accountants’ Servicing Report.  If the Master Servicer (or any of its Affiliates) has, during the course of any fiscal year, directly serviced, as a successor Servicer, any of the Mortgage Loans, then the Master Servicer at its expense shall cause a nationally recognized firm of independent certified public accountants to furnish a statement to the Indenture Trustee and the Depositor no later than five Business Days after the fifteenth of March of each calendar year, commencing in March 2005 to the effect that, with respect to the most recently ended calendar year, such firm has examined certain records and documents relating to the Master Servicer’s performance of its servicing obligations under this Agreement and pooling and servicing and trust agreements in material respects similar to this Agreement and to each other and that, on the basis of such examination conducted substantially in compliance with the audit program for mortgages serviced for FHLMC or the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that the Master Servicer’s activities have been conducted in compliance with this Agreement, or that such examination has disclosed no material items of noncompliance except for (i) such exceptions as such firm believes to be immaterial, (ii) such other exceptions as are set forth in such statement and (iii) such exceptions that the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages Serviced by FHLMC requires it to report.  Copies of such statements shall be provided to the Insurer and any Securityholder upon request by the Master Servicer, or by the Indenture Trustee at the expense of the Master Servicer if the Master Servicer shall fail to provide such copies.  If such report discloses exceptions that are material, the Master Servicer shall advise the Indenture Trustee whether such exceptions have been or are susceptible of cure, and will take prompt action to do so.

Section 4.28

Merger or Consolidation.  Any Person into which the Master Servicer may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor to the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or resulting Person to the Master Servicer shall be a Person that shall be qualified and approved to service mortgage loans for Fannie Mae or FHLMC and shall have a net worth of not less than $15,000,000.

Section 4.29

Resignation of Master Servicer.  Except as otherwise provided in Sections 4.28 and 4.30 hereof, the Master Servicer shall not resign from the obligations and duties hereby imposed on it unless it or the Indenture Trustee, acting at the direction of the Insurer, determines that the Master Servicer’s duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it and cannot be cured.  Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel that shall be Independent to such effect delivered to the Indenture Trustee and the Insurer.  No such resignation shall become effective until the Indenture Trustee shall have assumed, or a successor master servicer shall have been appointed by the Indenture Trustee and until such successor shall have assumed, the Master Servicer’s responsibilities and obligations under this Agreement.  Notice of such resignation shall be given promptly by the Master Servicer and the Depositor to the Indenture Trustee.

Section 4.30

Assignment or Delegation of Duties by the Master Servicer.  Except as expressly provided herein, the Master Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer hereunder; provided, however, that the Master Servicer shall have the right without the prior written consent of the Indenture Trustee, the Insurer or the Depositor to delegate or assign to or subcontract with or authorize or appoint an Affiliate of the Master Servicer to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer hereunder.  In no case, however, shall any such delegation, subcontracting or assignment to an Affiliate of the Master Servicer relieve the Master Servicer of any liability hereunder.  Notice of such permitted assignment shall be given promptly by the Master Servicer to the Depositor, the Insurer and the Indenture Trustee.  If, pursuant to any provision hereof, the duties of the Master Servicer are transferred to a successor master servicer, the entire amount of compensation payable to the Master Servicer pursuant hereto, including amounts payable to or permitted to be retained or withdrawn by the Master Servicer pursuant to Section 4.22 hereof, shall thereafter be payable to such successor master servicer.

Section 4.31

Limitation on Liability of the Master Servicer and Others.

(a)

The Master Servicer undertakes to perform such duties and only such duties as are specifically set forth in this Agreement.

(b)

No provision of this Agreement shall be construed to relieve the Master Servicer from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that the duties and obligations of the Master Servicer shall be determined solely by the express provisions of this Agreement, the Master Servicer shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement; no implied covenants or obligations shall be read into this Agreement against the Master Servicer and, in absence of bad faith on the part of the Master Servicer, the Master Servicer may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Master Servicer and conforming to the requirements of this Agreement.

(c)

Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Indenture Trustee or the Securityholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in its performance of its duties or by reason of reckless disregard for its obligations and duties under this Agreement.  The Master Servicer and any director, officer, employee or agent of the Master Servicer shall be entitled to indemnification by the Trust Estate and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Securities other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of his or its duties hereunder or by reason of reckless disregard of his or its obligations and duties hereunder.  The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.  The Master Servicer shall be under no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to master service the Mortgage Loans in accordance with this Agreement and that in its opinion may involve it in any expenses or liability; provided, however, that the Master Servicer may in its sole discretion undertake any such action that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Securityholders hereunder.  In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Issuer and the Master Servicer shall be entitled to be reimbursed therefor out of the Collection Account it maintains as provided by Section 4.08.

The Master Servicer shall not be liable for any acts or omissions of any Servicer.

Section 4.32

Indemnification; Third Party Claims.  The Master Servicer agrees to indemnify the Depositor, the Issuer [, the Insurer] and the Indenture Trustee, and hold them harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liability, fees and expenses that the Depositor, the Issuer [, the Insurer] or the Indenture Trustee may sustain as a result of the failure of the Master Servicer to perform its duties and master service the Mortgage Loans in compliance with the terms of this Agreement.  The Depositor, the Issuer [, the Insurer] and the Indenture Trustee shall immediately notify the Master Servicer if a claim is made by a third party with respect to this Agreement, the Mortgage Loans entitling the Depositor, the Issuer [, the Insurer] or the Indenture Trustee to indemnification hereunder, whereupon the Master Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim.

Section 4.33

[Reserved].

Section 4.34

Alternative Index.  In the event that the Index for any Mortgage Loan, as specified in the related Credit Line Agreement, becomes unavailable for any reason, the Master Servicer shall select an alternative index in accordance with the terms of such Credit Line Agreement or, if such Credit Line Agreement does not make provision for the selection of an alternative index in such event, the Master Servicer shall, subject to applicable law, select an alternative index based on information comparable to that used in connection with the original Index and, in either case, such alternative index shall thereafter be the Index for such Mortgage Loan.

Section 4.35

[Reserved].

Section 4.36

[Reserved].

Section 4.37

[Reserved].

Section 4.38

[Reserved].

Section 4.39

Transfer of Servicing.  The Seller agrees that it shall provide written notice to the Master Servicer, the Insurer and the Indenture Trustee thirty days prior to any proposed transfer or assignment by the Seller of its rights under any Servicing Agreement or of the servicing thereunder or delegation of its rights or duties thereunder or any portion thereof to any other Person other than the initial Servicer under such Servicing Agreement.  In addition, the ability of the Seller to transfer or assign its rights and delegate its duties under the applicable Servicing Agreement or to transfer the servicing thereunder to a successor servicer shall be subject to the following conditions:

(i)

satisfaction of the conditions to such transfer as set forth in the applicable Servicing Agreement including, without limitation, receipt of written consent of the Master Servicer and the Insurer to such transfer;

(ii)

Such successor servicer must be qualified to service loans for FNMA or FHLMC, must be a member in good standing of MERS and must be acceptable to the Insurer in its sole reasonable discretion;

(iii)

Such successor servicer must satisfy the seller/servicer eligibility standards in the applicable Servicing Agreement, exclusive of any experience in mortgage loan origination;

(iv)

Such successor servicer must execute and deliver to the Indenture Trustee an agreement, in form and substance reasonably satisfactory to the Indenture Trustee and the Insurer, that contains an assumption by such successor servicer of the due and punctual performance and observance of each covenant and condition to be performed and observed by the applicable Servicer under the applicable Servicing Agreement or, in the case of a transfer of servicing to a party that is already a Servicer pursuant to this Agreement, an agreement to add the related Mortgage Loans to the Servicing Agreement already in effect with such Servicer;

(v)

If the successor servicer is not a Servicer of Mortgage Loans at the time of the transfer, there must be delivered to the Indenture Trustee and the Insurer a letter from each Rating Agency to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Notes without taking into account the Policy; and

(vi)

The Seller shall, at its cost and expense, take such steps, or cause the terminated Servicer to take such steps, as may be necessary or appropriate to effectuate and evidence the transfer of the servicing of the Mortgage Loans to such successor servicer, including, but not limited to, the following: (A) to the extent required by the terms of the Mortgage Loans and by applicable federal and state laws and regulations, the Seller shall cause the prior Servicer to timely mail to each obligor under a Mortgage Loan any required notices or disclosures describing the transfer of servicing of the Mortgage Loans to the successor servicer; (B) prior to the effective date of such transfer of servicing, the Seller shall cause the prior Servicer to transmit to any related insurer notification of such transfer of servicing; (C) on or prior to the effective date of such transfer of servicing, the Seller shall cause the prior Servicer to deliver to the successor servicer all Mortgage Loan Documents and any related records or materials; (D) on or prior to the effective date of such transfer of servicing, the Seller shall cause the prior Servicer to transfer to the successor servicer, or, if such transfer occurs after a Servicer Remittance Date but before the next succeeding Deposit Date, to the Indenture Trustee, all funds held by the prior Servicer in respect of the Mortgage Loans; (E) on or prior to the effective date of such transfer of servicing, the Seller shall cause the prior Servicer to, after the effective date of the transfer of servicing to the successor servicer, continue to forward to such successor servicer, within one Business Day of receipt, the amount of any payments or other recoveries received by the prior Servicer, and to notify the successor servicer of the source and proper application of each such payment or recovery; and (F) the Seller shall cause the prior Servicer to, after the effective date of transfer of servicing to the successor servicer, continue to cooperate with the successor servicer to facilitate such transfer in such manner and to such extent as the successor servicer may reasonably request.  Notwithstanding the foregoing, the prior Servicer shall be obligated to perform the items listed above to the extent provided in the applicable Servicing Agreement.

ARTICLE V

DEPOSITS AND DISTRIBUTIONS TO HOLDERS

Section 5.01

The Collection Account.   The Master Servicer shall establish and maintain in the name of the Securities Intermediary the Collection Account as provided in Section 4.08, which account shall be pledged to the Indenture Trustee for the benefit of the Securityholders and the Insurer.

Section 5.02

The Distribution Account.

(a)

The Indenture Trustee shall establish and maintain in the name of the Securities Intermediary an account (the “Distribution Account”) entitled “Distribution Account, [_________], as Indenture Trustee, in trust for the benefit of the Holders of Lehman ABS Corporation Home Equity Loan Trust 20[__]-[__] Home Equity Loan Asset-Backed Notes, Series 20[__]-[__].”  The Distribution Account shall be an Eligible Account.  If the existing Distribution Account ceases to be an Eligible Account, the Indenture Trustee shall establish a new Distribution Account that is an Eligible Account within 10 Business Days and transfer all funds and investment property on deposit in such existing Distribution Account into such new Distribution Account.  The Distribution Account shall relate solely to the Notes issued hereunder and funds in the Distribution Account shall be held separate and apart from and shall not be commingled with any other monies including, without limitation, other monies of the Indenture Trustee held under this Agreement.

(b)

The Indenture Trustee shall deposit or cause to be deposited into the Distribution Account on the Business Day immediately following the day on which the Total Distribution Amount is remitted by the Master Servicer to the Indenture Trustee, all such amounts.  The Indenture Trustee shall make withdrawals from the Distribution Account only for the following purposes:

(i)

to make payment to itself of the Indenture Trustee Fee for such Payment Date and to reimburse itself for any expense reimbursable to it pursuant to Section 6.01;

(ii)

to make payment to the Owner Trustee, the Owner Trustee Fee for such Payment Date, if any;

(iii)

to withdraw amounts deposited in the Distribution Account in error;

(iv)

to make distributions pursuant to this Article V and the terms of the Indenture;

(v)

Prior to the last day of the Collection Period preceding the month in which the commencement of the Rapid Amortization Period occurs, to pay to the related Servicer the amount of any Additional Balances relating to Mortgage Loans serviced by it as and when created during the related Collection Period; provided, that the aggregate amount so paid to the related Servicer in respect of Additional Balances at any time during any Collection Period shall not exceed the portion of Principal Collections theretofore received for such Collection Period; and

(vi)

to clear and terminate the Distribution Account pursuant to Article VIII.

(c)

Any amounts drawn under the Policy pursuant to Section 5.04(f) of this Agreement, but only to be used for the payment of the items specified in Sections 5.04(b)(iv) and (vi) of this Agreement, as applicable, will be deposited into the Distribution Account.

The Indenture Trustee may invest, or cause to be invested, funds held in the Distribution Account in Eligible Investments (which may be obligations of the Indenture Trustee).  All such investments must be payable on demand or mature no later than one Business Day prior to the next Payment Date, and shall not be sold or disposed of prior to their maturity.  All such Eligible Investments will be made in the name of the Indenture Trustee (in its capacity as such) or its nominee.  The amount of any losses incurred in respect of any such investments shall be paid by the Indenture Trustee for deposit in the Distribution Account out of its own funds, without any right of reimbursement therefor, immediately as realized.  All income and gain realized from any such investment shall be compensation to the Indenture Trustee and shall be subject to its withdrawal on order from time to time.

Section 5.03

Payments from the Distribution Account.

(a)

The Indenture Trustee shall deposit to the Distribution Account, without duplication, upon receipt, (i) the proceeds of any liquidation of the assets of the Issuer and (ii) Interest Collections and Principal Collections remitted by the Servicers, together with any Substitution Amounts, and any Loan Purchase Price amounts received by the Indenture Trustee

(b)

With respect to the Distribution Account, on each Payment Date, from amounts then on deposit therein, net of the Indenture Trustee Fee, the Indenture Trustee Expense Amount, the Servicing Fee and the Owner Trustee Fee, and based solely on the information contained in the certificate provided by the Master Servicer, the Indenture Trustee shall make the following allocations, disbursements and transfers in the following order of priority, and each such allocation, transfer and disbursement shall be treated as having occurred only after all preceding allocations, transfers and disbursements have occurred:

(i)

to the Insurer, the Premium Amount with respect to the Class A Notes for such Payment Date;

(ii)

concurrently, to the Holders of the Class A Notes, the Interest Payment Amount for such Payment Date and, during the Managed Amortization Period, to the related Servicer accrued and unpaid, interest on any Additional Balance Contributed Amount that has not previously been reimbursed pursuant to clause (iii) below at the Class A Note Rate for such Payment Date;

(iii)

to the related Servicer on each Payment Date during the Managed Amortization Period, from Principal Collections, an amount equal to the Additional Balance Contributed Amount;

(iv)

to the Holders of the Class A Notes, as a payment of principal, the Principal Payment Amount for such Payment Date;

(v)

to the Holders of the Class A Notes, as a payment of principal, in the following order, (a) Charge-Off Amounts incurred during the preceding calendar month and (b) Charge-Off Amounts incurred during previous periods that were not subsequently funded by Interest Collections, overcollateralization or draws under the Policy in respect of an Overcollateralization Deficit;

(vi)

to the Insurer, the Reimbursement Amount, if any, then due to it;

(vii)

to the Holders of the Class A Notes, the Accelerated Principal Payment, if any;

(viii)

to the Servicers, to pay certain amounts that may be required to be paid to the Servicers (including expenses associated with the transition to any new servicer) and not previously reimbursed;

(ix)

to the Holders of the Class A Notes to pay Deferred Interest and interest thereon at the Class A Note Rate;

(x)

pari passu, (a) to the Indenture Trustee, any unpaid fees and unreimbursed expenses due and owing to the Indenture Trustee and not otherwise previously paid on such Payment Date, and (b) to the Owner Trustee, any unpaid fees and unreimbursed expenses due and owing to the Owner Trustee and not otherwise previously paid on such Payment Date; and

(xi)

to the Owner Trustee, any amounts remaining in the Distribution Account for payment to the Residual Certificateholders, as set forth in Section 3.11 of the Trust Agreement.

Section 5.04

The Policy; the Policy Payment Account.

(a)

By the close of business on the Business Day preceding each Determination Date the Indenture Trustee shall determine with respect to the immediately following Payment Date, the Deficiency Amount, if any.

(b)

If the Indenture Trustee determines pursuant to paragraph (a) above that a Deficiency Amount would exist, the Indenture Trustee shall complete a Notice in the form of Exhibit A to the Policy and submit such notice to the Insurer no later than 12:00 noon New York City time on the related Determination Date preceding such Payment Date as a claim for the payment of an Insured Amount in an amount equal to the Deficiency Amount.

(c)

The Indenture Trustee shall establish an Eligible Account (which may be a sub-account of the Distribution Account) for the benefit of the Noteholders and the Insurer referred to herein as the “Policy Payment Account” over which the Indenture Trustee shall have exclusive control and sole right of withdrawal.  The Indenture Trustee shall deposit upon receipt any amount paid under the Policy into the Policy Payment Account and distribute such amount only for purposes of payment to the Noteholders of the Insured Amount for which a claim was made and such amount may not be applied to satisfy any costs, expenses or liabilities of the Seller, the Depositor, the Master Servicer, the Servicers, the Indenture Trustee or the Issuer.  Amounts paid under the Policy, to the extent needed to pay the Insured Amount, shall be disbursed by the Indenture Trustee to the Noteholders in accordance with Section 5.03(b).  It shall not be necessary for such payments to be made by check or wire transfers separate from checks or wire transfers used to pay the Insured Amount with other funds available to make such payment.  However, the amount of any payment of principal or interest on the Notes to be paid from funds transferred from the Policy Payment Account shall be noted as provided in subsection (d) of this Section 5.04 in the Note Register and in the Indenture Trustee’s Statement to Noteholders.  Funds held in the Policy Payment Account shall not be invested.  Any funds remaining in the Policy Payment Account on the first Business Day following a Payment Date shall be returned to the Insurer pursuant to the written instructions of the Insurer by the end of such Business Day.

(d)

The Indenture Trustee shall keep a complete and accurate record of the amount of interest and principal paid in respect of any Note from moneys received under the Policy.  The Insurer shall have the right to inspect such records at reasonable times during normal business hours upon one (1) Business Day’s prior written notice to the Indenture Trustee.

(e)

The Indenture Trustee shall, upon retirement of the Notes, furnish to the Insurer a notice of such retirement, and, upon retirement of the Notes, and, upon retirement of the Notes and the expiration of the term of the Policy surrender the Policy to the Insurer for cancellation.

Section 5.05

[Reserved].

Section 5.06

[Reserved].

Section 5.07

The Certificate Account.  (a)  The Administrator, for the benefit of the Certificateholders, shall establish and maintain in the name of the Owner Trustee on behalf of the Certificateholders an account (the “Certificate Account”) entitled “Certificate Account, [______], as Owner Trustee, in trust for the holders of Lehman ABS Corporation Home Equity Loan Trust 20[__]-[__], Residual Certificates.”

(b)

On each Payment Date, the Indenture Trustee shall withdraw from the Distribution Account all amounts required to be deposited in the Certificate Account pursuant to Section 5.03 and remit such amount to the Owner Trustee or the Administrator for deposit into the Certificate Account.  On each Payment Date, the Owner Trustee or the Administrator shall distribute all amounts on deposit in the Certificate Account to the Certificateholders in respect of the Residual Certificates as provided in the Trust Agreement. On the Payment Date on which the Note Principal Amount is reduced to zero, the Administrator shall distribute all amounts remaining on deposit in the Certificate Account to the Certificateholders in respect of the Residual Certificates in order to clear and terminate the Certificate Account in connection with the termination of this Agreement.

(c)

All distributions made on the Residual Certificates shall be made by wire transfer of immediately available funds to the account of such Certificateholders.  The final distribution on the Residual Certificates will be made in like manner, but only upon presentment and surrender of such Residual Certificates at the location specified in the notice to the Certificateholders of such final distribution.

Section 5.08

Control of the Trust Accounts.

(a)

The Depositor, the Issuer and the Indenture Trustee hereby appoint [_________] as Securities Intermediary with respect to the Trust Accounts, and the Issuer has, pursuant to the Indenture, granted to the Indenture Trustee, for the benefit of the Securityholders and the Insurer, a security interest to secure all amounts due Securityholders and the Insurer hereunder in and to the Trust Accounts and the Security Entitlements to all Financial Assets credited to the Trust Accounts, including without limitation all amounts, securities, investments, Financial Assets, investment property and other property from time to time deposited in or credited to the Trust Accounts and all proceeds thereof, and the Depositor hereby grants to the Issuer, as collateral agent for the benefit of Certificateholders, a security interest to secure all amounts due Certificateholders hereunder in and to the Certificate Account and the Security Entitlements and all Financial Assets credited to the Certificate Account, including without limitation all amounts, securities, investments, Financial Assets, investment property and other property from time to time deposited in or credited to such account and all proceeds thereof.  Amounts held from time to time in the Trust Accounts will continue to be held by the Securities Intermediary for the benefit of the Indenture Trustee, as collateral agent, for the benefit of the Securityholders and the Insurer, and amounts held from time to time in the Certificate Account will continue to be held by the Securities Intermediary for the benefit of the Issuer, as collateral agent, for the benefit of the Certificateholders.  Upon the termination of the Trust or the discharge of the Indenture, the Indenture Trustee shall inform the Securities Intermediary of such termination.  By acceptance of their Securities or interests therein, the Securityholders shall be deemed to have appointed [_________] as Securities Intermediary and [_________] hereby accepts such appointment as Securities Intermediary.

(b)

With respect to the Trust Account Property credited to the Trust Accounts, or the Certificate Account, the Securities Intermediary agrees that:

(i)

with respect to any Trust Account Property that is held in deposit accounts, each such deposit account shall be subject to the exclusive custody and control of the Securities Intermediary, and the Securities Intermediary shall have sole signature authority with respect thereto;

(ii)

the sole assets permitted in the Trust Accounts shall be those as the Securities Intermediary agrees to treat as Financial Assets; and

(iii)

any such Trust Account Property that is, or is treated as, a Financial Asset shall be physically delivered (accompanied by any required endorsements) to, or credited to an account in the name of, the Securities Intermediary or other eligible institution maintaining any Trust Account or the Certificate Account in accordance with the Securities Intermediary’s customary procedures such that the Securities Intermediary or such other institution establishes a Security Entitlement in favor of the Indenture Trustee (or the Issuer, in the case of the Certificate Distribution Account) with respect thereto over which the Securities Intermediary or such other institution has Control;

(c)

The Securities Intermediary hereby confirms that (A) each Trust Account and the Certificate Account is an account to which Financial Assets are or may be credited, and the Securities Intermediary shall, subject to the terms of this Agreement, treat the Indenture Trustee, as collateral agent, as entitled to exercise the rights that comprise any Financial Asset credited to any Trust Account, and the Issuer, as collateral agent, as entitled to exercise the rights that comprise any Financial Asset credited to the Certificate Account, (B) all Trust Account Property in respect of any Trust Account or the Certificate Account will be promptly credited by the Securities Intermediary to such account, and (C) all securities or other property underlying any Financial Assets credited to any Trust Account or the Certificate Account shall be registered in the name of the Securities Intermediary, endorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case (x) will any Financial Asset credited to any Trust Account be registered in the name of the Depositor or the Issuer, payable to the order of the Depositor or the Issuer or specially endorsed to the Depositor or the Issuer, or (y) will any Financial Asset credited to the Certificate Account be registered in the name of the Depositor, payable to the order of the Depositor or specially endorsed to the Depositor, except to the extent the foregoing have been specially endorsed to the Securities Intermediary or in blank;

(d)

The Securities Intermediary hereby agrees that each item of property (whether investment property, Financial Asset, security, instrument or cash) credited to any Trust Account or the Certificate Account shall be treated as a Financial Asset;

(e)

If at any time the Securities Intermediary shall receive an Entitlement Order from the Indenture Trustee directing transfer or redemption of any Financial Asset relating to any Trust Account, the Securities Intermediary shall comply with such Entitlement Order without further consent by the Depositor, the Issuer or any other Person.  If at any time the Indenture Trustee notifies the Securities Intermediary in writing that the Issuer has been terminated or the Indenture discharged in accordance herewith and with the Trust Agreement or the Indenture, as applicable, and the security interest granted pursuant to the Indenture has been released, then thereafter if the Securities Intermediary shall receive any order from the Depositor or the Issuer directing transfer or redemption of any Financial Asset relating to any Trust Account, the Securities Intermediary shall comply with such Entitlement Order without further consent by the Indenture Trustee or any other Person;

If at any time the Securities Intermediary shall receive an Entitlement Order from the Issuer directing transfer or redemption of any Financial Asset relating to the Certificate Account, the Securities Intermediary shall comply with such Entitlement Order without further consent by the Depositor or any other Person.  If at any time the Issuer notifies the Securities Intermediary in writing that the Issuer has been terminated in accordance herewith and with the Trust Agreement and the security interest granted above has been released, then thereafter if the Securities Intermediary shall receive any order from the Depositor directing transfer or redemption of any Financial Asset relating to the Certificate Depositor Account, the Securities Intermediary shall comply with such entitlement order without further consent by the Issuer or any other Person;

(f)

In the event that the Securities Intermediary has or subsequently obtains by agreement, operation of law or otherwise a security interest in any Trust Account or the Certificate Account or any Financial Asset credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Indenture Trustee, in the case of the Trust Accounts, or of the Issuer, in the case of the Certificate Account.  The Financial Assets credited to the Trust Accounts, or the Certificate Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any Person other than the Indenture Trustee  in the case of the Trust Accounts, or of the Issuer, in the case of the Certificate Account (except that the Securities Intermediary may set-off (i) all amounts due to it in respect of its customary fees and expenses for the routine maintenance and operation of the Trust Accounts, and the Certificate Account, and (ii) the face amount of any checks which have been credited to any Trust Account or the Certificate Account but are subsequently returned unpaid because of uncollected or insufficient funds);

(g)

There are no other agreements entered into between the Securities Intermediary in such capacity and the Depositor or the Issuer with respect to any Trust Account, or the Depositor with respect to the Certificate Account.  In the event of any conflict between this Agreement (or any provision of this Agreement) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail;

(h)

The rights and powers granted under the Indenture and herein to (x) the Indenture Trustee have been granted in order to perfect its security interest in the Trust Accounts and the Security Entitlements to the Financial Assets credited thereto, and (y) the Issuer have been granted in order to perfect its security interest in the Certificate Account and the Security Entitlements to the Financial Assets credited thereto, and are powers coupled with an interest and will neither be affected by the bankruptcy of the Depositor or the Issuer nor by the lapse of time.  The obligations of the Securities Intermediary hereunder shall continue in effect until the security interest of the Indenture Trustee in the Trust Accounts or of the Issuer in the Certificate Account, and in such Security Entitlements, has been terminated pursuant to the terms of this Agreement and the Indenture Trustee or the Issuer, as applicable, has notified the Securities Intermediary of such termination in writing; and

(i)

Notwithstanding anything else contained herein, the Depositor and the Issuer agree that the Trust Accounts and the Certificate Account will be established only with the Securities Intermediary or another institution meeting the requirements of this Section, which by acceptance of its appointment as Securities Intermediary agrees substantially as follows: (1) it will comply with Entitlement Orders related to the Trust Accounts issued by the Indenture Trustee, as collateral agent, without further consent by the Depositor or the Issuer, and with Entitlement Orders related to the Certificate Account issued by the Issuer, as collateral agent, without further consent by the Depositor; (2) until termination of the Issuer or discharge of the Indenture, it will not enter into any other agreement related to such accounts pursuant to which it agrees to comply with Entitlement Orders of any Person other than the Indenture Trustee, as collateral agent with respect to the Trust Accounts or the Issuer, as collateral agent with respect to the Certificate Account; and (3) all assets delivered or credited to it in connection with such accounts and all investments thereof will be promptly credited to the applicable account.

(j)

Notwithstanding the foregoing, the Issuer shall have the power, revocable by the Indenture Trustee or by the Owner Trustee with the consent of the Indenture Trustee, to instruct the Indenture Trustee and the Master Servicer to make withdrawals and distributions from the Trust Accounts for the purpose of permitting the Master Servicer or the Owner Trustee to carry out its respective duties hereunder or permitting the Indenture Trustee to carry out its duties under the Indenture.

(k)

Each of the Depositor and the Issuer agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments (including, without limitation, any financing statements under the Relevant UCC or this Agreement) as may be necessary to perfect the interests created by this Section in favor of the Issuer and the Indenture Trustee and otherwise fully to effectuate the purposes, terms and conditions of this Section.  The Depositor shall:

(i)

promptly execute, deliver and file any financing statements, amendments, continuation statements, assignments, certificates and other documents with respect to such interests and perform all such other acts as may be necessary in order to perfect or to maintain the perfection of the Issuer’s and the Indenture Trustee’s security interest in the Trust Account Property; and

(ii)

make the necessary filings of financing statements or amendments thereto within five days after the occurrence of any of the following: (1) any change in its corporate name or any trade name or its jurisdiction of organization; (2) any change in the location of its chief executive office or principal place of business; and (3) any merger or consolidation or other change in its identity or corporate structure and promptly notify the Issuer and the Indenture Trustee of any such filings.

(iii)

Neither the Depositor nor the Issuer shall organize under the law of any jurisdiction other than the State under which each is organized as of the Closing Date (whether changing its jurisdiction of organization or organizing under an additional jurisdiction) without giving 30 days prior written notice of such action to its immediate and mediate transferee, including the Indenture Trustee and the Insurer.  Before effecting such change, each of the Depositor or the Issuer proposing to change its jurisdiction of organization shall prepare and file in the appropriate filing office any financing statements or other statements necessary to continue the perfection of the interests of its immediate and mediate transferees, including the Indenture Trustee, in the Trust Account Property.  In connection with the transactions contemplated by the Operative Agreements relating to the Trust Account Property, each of the Depositor and the Issuer authorizes its immediate or mediate transferee, including the Indenture Trustee, to file in any filing office any initial financing statements, any amendments to financing statements, any continuation statements, or any other statements or filings described in this Section 5.10.

None of the Securities Intermediary or any director, officer, employee or agent of the Securities Intermediary shall be under any liability to the Indenture Trustee or the Securityholders for any action taken, or not taken, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Securities Intermediary against any liability to the Indenture Trustee or the Securityholders which would otherwise be imposed by reason of the Securities Intermediary’s willful misconduct, bad faith or negligence in the performance of its obligations or duties hereunder.  The Securities Intermediary and any director, officer, employee or agent of the Securities Intermediary may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder.  The Securities Intermediary shall be under no duty to inquire into or investigate the validity, accuracy or content of such document.  The Issuer shall indemnify the Securities Intermediary for and hold it harmless against any loss, liability or expense arising out of or in connection with this Agreement and carrying out its duties hereunder, including the costs and expenses of defending itself against any claim of liability, except in those cases where the Securities Intermediary has been guilty of bad faith, negligence or willful misconduct.  The foregoing indemnification shall survive any termination of this Agreement or the resignation or removal of the Securities Intermediary.

ARTICLE VI

EVENTS OF MASTER SERVICER TERMINATION

Section 6.01

Events of Master Servicer Termination; Indenture Trustee To Act; Appointment of Successor.

(a)

The occurrence of any one or more of the following events shall constitute an “Event of Master Servicer Termination”:

(i)

Any failure by the Master Servicer to furnish to the Indenture Trustee the Mortgage Loan data sufficient to prepare the reports described in Section 4.09(a) (other than with respect to the information referred to in clauses (xviii), (xix) and (xx) of such Section 4.09(a)) which continues unremedied for a period of one (1) Business Day after the date upon which written notice of such failure shall have been given to such Master Servicer by the Indenture Trustee or to such Master Servicer and the Indenture Trustee by the Insurer or by Holders of not less than 25% of the Note Principal Amount the Notes; or

(ii)

Any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in this Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Indenture Trustee or to the Master Servicer and the Indenture Trustee by the Controlling Party; or

(iii)

A decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, shall have been entered against the Master Servicer, and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days or any Rating Agency reduces or withdraws or threatens to reduce or withdraw the rating of the Notes without taking into account the Policy because of the financial condition or loan servicing capability of such Master Servicer; or

(iv)

The Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property; or

(v)

The Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

(vi)

The Master Servicer shall be dissolved, or shall dispose of all or substantially all of its assets, or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a successor servicer as specified in Section 4.28 hereof; or

(vii)

If a representation or warranty set forth in Section 3.02 hereof shall prove to be incorrect as of the time made in any respect that materially and adversely affects the interests of the Securityholders or the Insurer, and the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or cured within 30 days after the date on which written notice of such incorrect representation or warranty shall have been given to the Master Servicer by the Indenture Trustee, or to the Master Servicer and the Indenture Trustee by the Controlling Party; or

(viii)

A sale or pledge of any of the rights of the Master Servicer hereunder or an assignment of this Agreement by the Master Servicer or a delegation of the rights or duties of the Master Servicer hereunder shall have occurred in any manner not otherwise permitted hereunder and without the prior written consent of the Controlling Party; or

(ix)

The Master Servicer has notice or actual knowledge that any Servicer at any time is not either an FNMA- or FHLMC- approved Seller/Servicer, and the Master Servicer has not terminated the rights and obligations of such Servicer under the applicable Servicing Agreement and replaced such Servicer with an FNMA- or FHLMC-approved servicer which is acceptable to the Insurer within 60 days of the date the Master Servicer receives such notice or acquires such actual knowledge; or

(x)

After receipt of notice from the Indenture Trustee, any failure of the Master Servicer to remit to the Indenture Trustee any payment required to be made to the Indenture Trustee for the benefit of Securityholders under the terms of this Agreement, including any Advance, on any Deposit Date which failure continues unremedied for a period of one Business Day after the date upon which notice of such failure shall have been given to the Master Servicer by the Indenture Trustee or the Insurer.

If an Event of Master Servicer Termination described in clauses (i) through (ix) of this Section 6.01 shall occur, then, in each and every case, subject to applicable law, so long as any such Event of Master Servicer Termination shall not have been remedied within any period of time prescribed by this Section 6.01, the Indenture Trustee, by notice in writing to the Master Servicer may, with the consent of the Insurer and shall, if so directed by the Controlling Party, terminate all of the rights and obligations of the Master Servicer hereunder and in and to the Mortgage Loans and the proceeds thereof.  If an Event of Master Servicer Termination described in clause (x) of this Section 6.01 shall occur, then, in each and every case, subject to applicable law, so long as such Event of Master Servicer Termination shall not have been remedied within the time period prescribed by clause (x) of this Section 6.01, the Indenture Trustee with the consent of the Insurer, by notice in writing to the Master Servicer, shall promptly terminate all of the rights and obligations of the Master Servicer hereunder and in and to the Mortgage Loans and the proceeds thereof.  On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer, and only in its capacity as Master Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Indenture Trustee pursuant to and under the terms of this Agreement; and the Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the defaulting Master Servicer as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents or otherwise.  The defaulting Master Servicer agrees to cooperate with the Indenture Trustee in effecting the termination of the defaulting Master Servicer’s responsibilities and rights hereunder as Master Servicer including, without limitation, notifying the Servicers of the assignment of the master servicing function and providing the Indenture Trustee or its designee all documents and records in electronic or other form reasonably requested by it to enable the Indenture Trustee or its designee to assume the defaulting Master Servicer’s functions hereunder and the transfer to the Indenture Trustee for administration by it of all amounts which shall at the time be or should have been deposited by the defaulting Master Servicer in the Collection Account maintained by such defaulting Master Servicer and any other account or fund maintained with respect to the Securities or thereafter received with respect to the Mortgage Loans.  The Master Servicer being terminated shall bear all costs of a master servicing transfer, including but not limited to those of the Indenture Trustee reasonably allocable to specific employees and overhead, legal fees and expenses, accounting and financial consulting fees and expenses, and costs of amending the Agreement, if necessary.

The Indenture Trustee shall be entitled to be reimbursed from the Master Servicer (or by the Trust Estate, if the Master Servicer is unable to fulfill its obligations hereunder) for all costs associated with the transfer of servicing from the predecessor Master Servicer, including, without limitation, any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Indenture Trustee to correct any errors or insufficiencies in the servicing data or otherwise to enable the Indenture Trustee to master service the Mortgage Loans properly and effectively.  If the terminated Master Servicer does not pay such reimbursement within thirty (30) days of its receipt of an invoice therefore, such reimbursement shall be an expense of the Trust Estate and the Indenture Trustee shall be entitled to withdraw such reimbursement from amounts on deposit in the Distribution Account pursuant to Section 5.02(b); provided that the terminated Master Servicer shall reimburse the Trust Estate for any such expense incurred by the Trust Estate; and provided, further, that the Indenture Trustee acting at the direction of the Insurer shall decide whether and to what extent it is in the best interest of the Securityholders to pursue any remedy against any party obligated to make such reimbursement.

Notwithstanding the termination of its activities as Master Servicer, the terminated Master Servicer shall continue to be entitled to reimbursement to the extent provided in Section 4.08 to the extent such reimbursement relates to the period prior to such Master Servicer’s termination [; provided that the Master Servicer shall not be entitled to reimbursement for such amounts to the extent that the Master Servicer has not reimbursed the Indenture Trustee or Trust Estate for the servicing transfer costs in accordance with the preceding paragraph.]

If any Event of Master Servicer Termination shall occur, of which a Responsible Officer of the Indenture Trustee has actual knowledge, the Indenture Trustee shall promptly notify each Rating Agency of the nature and extent of such Event of Master Servicer Termination.  The Indenture Trustee shall immediately give written notice to the Master Servicer upon the Master Servicer’s failure to remit funds on the Deposit Date.

(b)

On and after the time the Master Servicer receives a notice of termination from the Indenture Trustee pursuant to Section 6.01(a) or the Indenture Trustee receives the resignation of the Master Servicer evidenced by an Opinion of Counsel pursuant to Section 4.29, the Indenture Trustee, unless another master servicer shall have been appointed, shall be the successor in all respects to the Master Servicer in its capacity as such under this Agreement and the transactions set forth or provided for herein and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Master Servicer hereunder, including the obligation to make Advances; provided, however, that any failure to perform such duties or responsibilities caused by the Master Servicer’s failure to provide information required by this Agreement shall not be considered a default by the Indenture Trustee hereunder.  In addition, the Indenture Trustee shall have no responsibility for any act or omission of the Master Servicer prior to the issuance of any notice of termination and shall have no liability relating to the representations and warranties of the Master Servicer set forth in Section 3.02.  In the Indenture Trustee’s capacity as such successor, the Indenture Trustee shall have the same limitations on liability herein granted to the Master Servicer.  As compensation therefor, the Indenture Trustee shall be entitled to receive all compensation payable to the Master Servicer under this Agreement.

(c)

Notwithstanding the above, the Indenture Trustee may, if it shall be unwilling to continue to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution servicer, master servicer, servicing or mortgage servicing institution having a net worth of not less than $15,000,000 and meeting such other standards for a successor master servicer as are set forth in this Agreement, as the successor to such Master Servicer in the assumption of all of the responsibilities, duties or liabilities of a master servicer, like the Master Servicer; provided that any successor Master Servicer must be acceptable to the Insurer.  Such successor Master Servicer may be an Affiliate of the Indenture Trustee; provided, however, that, unless such Affiliate meets the net worth requirements and other standards set forth herein for a successor master servicer, the Indenture Trustee, in its individual capacity shall agree, at the time of such designation, to be and remain liable to the Issuer and the Indenture Trustee for such Affiliate’s actions and omissions in performing its duties hereunder.  In connection with such appointment and assumption, the Indenture Trustee may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted to the Master Servicer hereunder.  The Indenture Trustee and such successor shall take such actions, consistent with this Agreement, as shall be necessary to effectuate any such succession and may make other arrangements with respect to the servicing to be conducted hereunder which are not inconsistent herewith.  The Master Servicer shall cooperate with the Indenture Trustee and any successor master servicer in effecting the termination of the Master Servicer’s responsibilities and rights hereunder including, without limitation, notifying Servicers of the assignment of the master servicing functions and providing the Indenture Trustee and successor master servicer, as applicable, all documents and records in electronic or other form reasonably requested by it to enable it to assume the Master Servicer’s functions hereunder and the transfer to the Indenture Trustee or such successor master servicer, as applicable, all amounts or investment property which shall at the time be or should have been deposited by the Master Servicer in the Collection Account and any other account or fund maintained with respect to the Securities or thereafter be received with respect to the Mortgage Loans.  Neither the Indenture Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Master Servicer to deliver, or any delay in delivering, cash, documents or records to it, (ii) the failure of the Master Servicer to cooperate as required by this Agreement, (iii) the failure of the Master Servicer to deliver the Mortgage Loan data to the Indenture Trustee as required by this Agreement or (iv) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer.

Section 6.02

Additional Remedies of Indenture Trustee Upon Event of Master Servicer Termination.  During the continuance of any Event of Master Servicer Termination, so long as such Event of Master Servicer Termination shall not have been remedied, the Indenture Trustee, in addition to the rights specified in Section 6.01, shall have the right, in its own name and as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Securityholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith) and the Insurer.  Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Master Servicer Termination.

Section 6.03

Waiver of Defaults.  The Controlling Party may, on behalf of all Securityholders, waive any default or Event of Master Servicer Termination by the Master Servicer in the performance of its obligations hereunder, except that a default in the making of any required deposit to the Distribution Account or the Certificate Account that would result in a failure of the Indenture Trustee to make any required payment of principal of or interest on the Securities may only be waived with the consent of 100% of the affected Securityholders.  Upon any such waiver of a past default, such default shall cease to exist, and any Event of Master Servicer Termination arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

Section 6.04

Notification to Holders.  Upon termination of the Master Servicer or appointment of a successor to the Master Servicer, in each case as provided herein, the Indenture Trustee shall promptly mail notice thereof by first class mail to the Insurer and the Securityholders at their respective addresses appearing on the Note Register.  The Indenture Trustee shall also, within 45 days after the occurrence of any Event of Master Servicer Termination known to the Indenture Trustee, give written notice thereof to Securityholders, unless such Event of Master Servicer Termination shall have been cured or waived prior to the issuance of such notice and within such 45 day period.

Section 6.05

Directions by Securityholders and Duties of Indenture Trustee During Event of Master Servicer Termination.  During the continuance of any Event of Master Servicer Termination, the Controlling Party may direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any Issuer or power conferred upon the Indenture Trustee, under this Agreement; provided, however, that the Indenture Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Master Servicer or any successor master servicer from its rights and duties as master servicer hereunder) at the request, order or direction of the Controlling Party, unless such Controlling Party shall have offered to the Indenture Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby; and, provided further, that, the Indenture Trustee shall have the right to decline to follow any such direction if the Indenture Trustee, in accordance with an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Indenture Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability for which it is not indemnified to its satisfaction.

Section 6.06

Action Upon Certain Failures of the Master Servicer and Upon Event of Master Servicer Termination.  In the event that a Responsible Officer of the Indenture Trustee shall have actual knowledge of any action or inaction of the Master Servicer that would become an Event of Master Servicer Termination upon the Master Servicer’s failure to remedy the same after notice, the Indenture Trustee shall give notice thereof to the Master Servicer and the Insurer.

Section 6.07

Preparation of Reports.

(a)

The Depositor shall prepare or cause to be prepared the initial current report on Form 8-K.  Thereafter, within 15 days after each Payment Date, the Indenture Trustee shall, in accordance with industry standards customary for securities similar to the Securities as required by the Exchange Act and the rules and regulations of the Securities and Exchange Commission (the “Commission”), file with the Commission via the Electronic Data Gathering and Retrieval System (EDGAR), a Form 8-K with a copy of the statement to the Securityholders for such Payment Date as an exhibit thereto.  Prior to January 30, 2005, the Indenture Trustee shall, in accordance with industry standards applicable to the Securities, file a Form 15 Suspension Notification with respect to the Issuer, if applicable.  Prior to March 31, 2005, the Indenture Trustee shall file (but will not execute) a Form 10-K, in substance conforming to industry standards applicable to the Securities, with respect to the Issuer.  The Form 10-K shall include the certification required pursuant to Rule 13a-14 under the Securities and Exchange Act of 1934, as amended (the “Form 10-K Certification”) signed by an appropriate party or parties designated by the Depositor (which Form 10-K Certification the Indenture Trustee shall not be required to sign).  The Indenture Trustee shall have no liability for any delay in filing the Form 10-K due to the failure of such party to timely sign the Form 10-K or Form 10-K Certification.  The Depositor hereby grants to the Indenture Trustee a limited power of attorney to execute and file each such document on behalf of the Depositor (other than the Form 10-K and the related Form 10-K Certification).  To the extent any certifications pursuant to Rule 13a-14 under the Securities and Exchange Act of 1934, as amended, or any similar certifications which may be required to be filed with any Form 8-K, the Depositor shall designate the appropriate party to sign such certification (which shall not be the Indenture Trustee).  Such power of attorney shall continue until either the earlier of (i) receipt by the Indenture Trustee from the Depositor of written termination of such power of attorney and (ii) the termination of the Issuer.  The Depositor agrees to promptly furnish to the Indenture Trustee, from time to time upon request, such further information, reports, and financial statements within its control related to this Agreement and the Mortgage Loans as the Depositor reasonably deems appropriate to prepare and file all necessary reports with the Commission.  The Indenture Trustee shall have no responsibility to file any items other than those specified in this section.

(b)

If so requested, the Indenture Trustee shall sign a certification (in the form attached hereto as Exhibit I for the benefit of the Person(s) signing the Form 10-K Certification regarding certain aspects of such Form 10-K Certification (provided, however, that the Indenture Trustee shall not be required to undertake an analysis of, and shall have no responsibility for, any financial information, accountant’s report, certification or other matter contained therein, except for computations performed by the Indenture Trustee and reflected in distribution reports.  Nothing in this Section 6.01(l) shall relieve the Indenture Trustee of its responsibility for the matters as to which it is certifying in the form attached hereto as Exhibit I.

(c)

Each person (including their officers or directors) that signs any Form 10-K Certification shall be entitled to indemnification from the Trust Estate for any liability or expense incurred by it in connection with such certification, other than any liability or expense attributable to such Person’s own bad faith, negligence or willful misconduct.  The provisions of this subsection shall survive any termination of this Agreement and the resignation or removal of such Person.

(d)

If the Form 10-K is signed by the Depositor pursuant to Section 6.07(a) of this Agreement then not later than March 15 of each calendar year, the Master Servicer shall deliver a certification in the form attached hereto as Exhibit J.

ARTICLE VII

RAPID AMORTIZATION EVENTS

Section 7.01

Rapid Amortization Events  The following shall constitute Rapid Amortization Events with respect to the Notes:

(a)

default in the payment of any interest when the same becomes due and payable and such default continues for a period of five Business Days or a failure to pay the entire principal of any Note when the same becomes due and payable under the Indenture or on the Final Scheduled Payment Date.

(b)

failure on the part of the Issuer, the Master Servicer, the Seller or a Servicer, as the case may be, (i) to make any payment or deposit required by the terms of the Mortgage Loan Sale Agreement, this Agreement, the Indenture, the related Servicing Agreement or the Insurance Agreement, as applicable, within two Business Days after notification that such payment or deposit is required to be made, or (ii) to observe or perform in any material respect the covenants or agreements of the Issuer, the Master Servicer, the Seller or a Servicer, as the case may be, set forth in the Mortgage Loan Sale Agreement, Transfer and Servicing Agreement, the Indenture, the related Servicing Agreement or the Insurance Agreement, as the case may be, and which, in the case of clause (ii), continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Issuer, the Master Servicer, the Seller or a Servicer, as the case may be, by the Indenture Trustee, or to the Issuer, the Master Servicer, the Seller or a Servicer, as the case may be, and the Indenture Trustee by the Insurer or Holders of Notes evidencing more than 50% of the Outstanding Amount;

(c)

the Issuer, the Master Servicer, the Seller or a Servicer or any of their Subsidiaries or Affiliates shall voluntarily go into liquidation, consent to the appointment of a conservator or receiver or liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Issuer, the Master Servicer, the Seller or a Servicer or of or relating to all or substantially all of such Person’s property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, shall have been entered against the Issuer, the Master Servicer, the Seller or a Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 30 days; or the Issuer, the Master Servicer, the Seller or a Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

(d)

any representation or warranty made by the Issuer, the Master Servicer, the Seller or a Servicer, as the case may be, in this Indenture, the Mortgage Loan Sale Agreement, this Agreement, the Indenture, the related Servicing Agreement or the Insurance Agreement shall prove to have been incorrect in any material respect when made, as a result of which the interests of the Noteholders or the Insurer are materially and adversely affected and which continues to be incorrect in any material respect and continues to affect materially and adversely the interests of the Noteholders or the Insurer for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Issuer, the Master Servicer, the Seller or a Servicer, as the case may be, by the Indenture Trustee, or to the Issuer, the Master Servicer, the Seller or a Servicer, as the case may be, and the Indenture Trustee by either the Insurer or the Holders of Notes evidencing more than 50% of the Outstanding Amount;

(e)

the Issuer becomes subject to regulation by the Commission as an investment company within the meaning of the Investment Company Act of 1940, as amended;

(f)

cumulative draws in respect of interest under the Policy exceed 1% of the aggregate Cut-off Date Pool Balance or there is any draw in respect of principal; and

(g)

an Event of Servicing Termination with respect to a Servicer pursuant to the related Servicing Agreement or an Event of Master Servicing Termination pursuant to this Agreement has occurred.

In the case of any event described in clauses (a), (b), (e), (f) and (g) above, a Rapid Amortization Event will be deemed to have occurred only if, after the applicable grace period, if any, described in the Indenture or Transfer and Servicing Agreement, any of the Indenture Trustee or Holders holding Notes evidencing more than 50% of the Outstanding Amount, in each case with the prior written consent of the Insurer (so long as no Insurer Default has occurred and is continuing) or the Insurer (so long as no Insurer Default has occurred and is continuing), by written notice to the Issuer, the Insurer, the Sponsor, and the Servicer (and to the Indenture Trustee, if given by the Noteholders or the Insurer) declare that a Rapid Amortization Event has occurred as of the date of such notice.

If a Rapid Amortization Event occurs solely due to either: (1) a failure on the part of one of the Servicers with respect to (b) above or (2) the occurrence of the event described in (f) above only with respect to one of the Servicers, a Rapid Amortization Event will only apply to the Mortgage Loans serviced by such Servicer.

Following the occurrence of a Rapid Amortization Event (except for an event with respect to [_________] only described in either (b) or (g) above), if so directed by the Insurer, so long as no Insurer Default has occurred and is continuing, the Indenture Trustee will sell, dispose of or otherwise liquidate the Collateral with respect to the Mortgage Loans in a commercially reasonable manner and on commercially reasonable terms.  With respect to the Notes, the net proceeds of such sale will be paid (i) first, pro rata to the Indenture Trustee the Indenture Trustee Expense Amount and any unpaid fees due and owing and to the Owner Trustee any unpaid fees due and owing, (ii) second, to the Holders of each class of Notes, pro rata based on Note Principal Balances, insofar as may be necessary to reduce the Note Principal Balance of such class, together with all accrued and unpaid interest due thereon, to zero, (iii) third, to reimburse the Insurer to the extent of unreimbursed draws under the Policy and other amounts owing to the Insurer, (iv) fourth, to the Indenture Trustee and the Owner Trustee, any unreimbursed expenses due and owing, including, with respect to the Indenture Trustee, all unreimbursed expenses incurred by the Indenture Trustee in connection with such Rapid Amortization Event and sale of the Collateral and (v) fifth, to the Residual Certificateholders, in the order and priority described in Section 5.03(b)(xi), any remaining amounts.

In addition to the consequences of a Rapid Amortization Event discussed above, if the Seller or a Servicer voluntarily files a bankruptcy petition or goes into liquidation or any person is appointed a receiver or bankruptcy trustee of the Seller or a Servicer, on the day of any such filing or appointment with respect to (i) the Seller, no further Additional Balances will be transferred to the Issuer and the Seller will promptly give notice to the Indenture Trustee and (ii) a Servicer, no further Additional Balances relating to Mortgage Loans serviced by such Servicer will be transferred to the Issuer and such Servicer will promptly give notice to the Indenture Trustee and the Insurer of any such filing or appointment. Within 15 days, the Indenture Trustee notify the Holders of the Notes of the occurrence of such event.

Upon the occurrence of a Rapid Amortization Event, the related Servicer shall no longer receive any principal funds upon the transfer of Additional Balances to the Issuer in respect of the Additional Balance Contributed Amount but will be reimbursed directly by the Holder of the Class L Certificate.  The Holder of the Class L Certificate will be reimbursed for such payments pursuant to Section 5.01(b)(xi).

ARTICLE VIII

TERMINATION

Section 8.01

Termination.  The respective obligations and responsibilities of the Master Servicer, the Depositor, the Issuer and the Indenture Trustee created hereby (other than obligations expressly stated to survive the termination of the Trust) shall terminate on the date (the “Termination Date”) which is the earlier to occur of:

(i)

the day after the day on which the Securities are paid in full (including payment pursuant to Section 8.02 below) all Reimbursement Amounts have been paid to the Insurer and the Policy has been surrendered to the Insurer; and

(ii)

the date that is 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James’s, living on the date hereof.

Section 8.02

Termination Prior to Maturity Date; and Optional Redemption.

(a)

On the payment on or after which the Note Principal Amount (after giving effect to payments of principal on such Payment Date) declines to 10% or less of the Original Note Principal Amount (“Optional Redemption Date”), the Master Servicer, acting directly or through one or more Affiliates, may purchase from the Issuer all (but not fewer than all) of the Mortgage Loans and all other property, with the consent of the Insurer if such purchase will result in a draw on the Policy or any Reimbursement Amounts are owing to the Insurer or will be owing to the Insurer as a result of such purchase, of the Issuer at a cash price equal to the Optional Redemption Price.  The Master Servicer shall deliver written notice of its intention to exercise such option to the Issuer, the Insurer, the Indenture Trustee and the Master Servicer not less than ten days prior to the applicable Payment Date.

In connection with such purchase, the Master Servicer shall remit to the Indenture Trustee all amounts then on deposit in the Collection Account in respect of the related Total Distribution Amount for deposit to the Distribution Account, which deposit shall be deemed to have occurred immediately preceding such purchase.  Promptly following any such purchase, the Indenture Trustee or the applicable Custodian shall release the Mortgage Files to the purchaser of such Mortgage Loans pursuant to this Section 6.02, or otherwise upon its order

Section 8.03

[Reserved].

Section 8.04

Certain Notices upon Final Payment.  The Master Servicer or the Administrator, as applicable, shall give the Issuer, the Indenture Trustee, the Issuer, each Rating Agency, each Securityholder and the Depositor at least 30 days’ prior written notice of the date on which the Issuer is expected to terminate in accordance with Section 8.01, or the date on which the Securities will be redeemed in accordance with Section 8.02.  Not later than the fifth Business Day in the Due Period in which the final distribution in respect to the Securities is payable to the Securityholders, the Indenture Trustee shall mail to the Securityholders a notice specifying the procedures with respect to such final distribution.  The Indenture Trustee shall give a copy of such notice to each Rating Agency and the Insurer at the time such notice is given to Securityholders.  Following the final distribution thereon, such Securities shall become void, no longer outstanding and no longer evidence any right or interest in the Mortgage Loans, the Mortgage Files or any proceeds of the foregoing.

Section 8.05

Beneficiaries.  This Agreement will inure to the benefit of and be binding upon the parties hereto, the Securityholders, and their respective successors and permitted assigns.  In addition, the Insurer and its successors and assigns shall be third-party beneficiaries to the provisions of this Agreement, and shall be entitled to rely upon and directly to enforce the provisions of this Agreement as if a party hereto.  No other Person will have any right or obligation hereunder.

ARTICLE IX

MISCELLANEOUS PROVISIONS

Section 9.01

Binding Nature of Agreement; Assignment.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 9.02

Entire Agreement.  This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.  The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

Section 9.03

Amendment.

(a)

This Agreement may be amended from time to time by the Depositor, the Issuer, the Master Servicer, the Indenture Trustee and the Holder of the Residual Certificates, without notice to or the consent of any of the Holders of the Notes but with the consent of the Insurer, (i) to cure any ambiguity, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Securities, the Issuer or this Agreement in any Prospectus, or to correct or supplement any provision herein which may be inconsistent with any other provisions herein or in any other Operative Agreement, to make any other provisions with respect to matters or questions arising under this Agreement or (iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and applicable regulations.  No such amendment effected pursuant to the preceding sentence shall, as evidenced by either (A) an Opinion of Counsel (which shall be an expense of the party requesting such amendment and shall not be an expense of the Trust), or (B) written confirmation from each Rating Agency such amendment will not cause such rating agency to reduce the current rating assigned to the Notes, result in an adverse effect on the status of the Notes as debt for federal income tax purposes, nor shall such amendment effected pursuant to clause (iii) of such sentence adversely affect in any material respect the interests of any Holder or the Insurer.  Prior to entering into any amendment without the consent of Holders pursuant to this paragraph, the Indenture Trustee may require an Opinion of Counsel (at the expense of the party requesting such amendment) to the effect that such amendment is permitted under this paragraph.  Any such amendment shall be deemed not to adversely affect in any material respect any Holder, if the Indenture Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating assigned to the Notes without taking into account the Policy.

(b)

This Agreement may also be amended from time to time by the Depositor, the Issuer, the Master Servicer and the Indenture Trustee with the consent of the Holders of not less than 66-2/3% of the Note Principal Amount of the Notes, the Insurer and of the Holder of the Residual Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Indenture Trustee receives an Opinion of Counsel, at the expense of the party requesting the change, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Class of Notes, without the consent of the Noteholders of such Class or (ii) reduce the aforesaid percentages of Note Principal Amount of Notes, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Note  Principal Amount of the Notes.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of Book-Entry Notes, the related Note Owners.

(c)

Promptly after the execution of any such amendment, the Indenture Trustee shall furnish written notification of the substance of such amendment to each Holder, the Insurer, the Depositor and to each Rating Agency.

(d)

It shall not be necessary for the consent of Holders under this Section 9.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Holders shall be subject to such reasonable regulations as the Indenture Trustee may prescribe.

Section 9.04

Acts of Securityholders.  Except as otherwise specifically provided herein, whenever Securityholder action, consent or approval is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Securityholders if the Majority Securityholders agree to take such action or give such consent or approval; provided, however, that so long as no Insurer Default has occurred and is continuing any action, consent or approval required under this Agreement by the Securityholders will instead be taken or given by the Insurer.

Section 9.05

Recordation of Agreement.  To the extent permitted by applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Depositor on direction and at the expense of Holders of not less than 66-2/3% of the Note Principal Amount of the Notes and of the Holder of the Residual Certificates requesting such recordation, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Securityholders, or is necessary for the administration or servicing of the Mortgage Loans.

Section 9.06

Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

Section 9.07

Notices.  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when received by (a) in the case of the Depositor, Lehman ABS Corporation, 745 7th Avenue, New York, New York 10019, Attention: Mortgage Backed Finance, (b) in the case of the Indenture Trustee, the Paying Agent or the Administrator, [_________], (c) in the case of the Master Servicer, [_________],, [_________], Attention: LABS 20[__]-[__] and (d) in the case of the Issuer, c/o [                    ], or as to each party such other address as may hereafter be furnished by such party to the other parties in writing.  Any notice required or permitted to be mailed to a Holder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the applicable register.  Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice.

Section 9.08

Severability of Provisions.  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Securities or the rights of the Holders thereof.

Section 9.09

Indulgences; No Waivers.  Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence.  No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

Section 9.10

Headings Not To Affect Interpretation.  The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

Section 9.11

Benefits of Agreement.  Nothing in this Agreement or in the Securities, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder and the Holders of the Securities, any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

Section 9.12

Special Notices to the Rating Agencies.

(a)

The Seller shall give prompt notice to each Rating Agency of the occurrence of any of the following events of which it has notice:

(i)

any amendment to this Agreement pursuant to Section 9.03; and

(ii)

the making of a final payment hereunder.

(b)

All notices to the Rating Agencies provided for by this Section shall be in writing and sent by first class mail, telecopy or overnight courier, as follows:

if to Moody’s:

Moody’s Investors Service, Inc.

99 Church Street

New York, New York 10004

Fax no.: (212) 553-4392

if to S&P:

Standard & Poors Ratings Service, a division

of the McGraw-Hill Companies, Inc.

55 Water Street

New York, New York  10041

Fax no.: (212) 438-2661

(c)

The Master Servicer shall make available to the Rating Agencies each report prepared pursuant to Section 4.10.

Section 9.13

Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

Section 9.14

Execution by the Issuer.  It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by [_________], not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it as trustee, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by [_________] but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on [_________], individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto and (d) under no circumstances shall [_________] be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other document.

IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers hereunto duly authorized as of the day and year first above written.

LEHMAN ABS CORPORATION HOME EQUITY

LOAN TRUST 20[__]-[__]

By:

[_________], not in its individual capacity but solely as Owner Trustee

By:

Name:

Title:

LEHMAN ABS CORPORATION,

as Depositor

By:

Name:

Title:

[_________],

as Indenture Trustee

By:

Name:

Title:

[_________],

as Master Servicer

By:

Name:

Title:

Solely for purposes of Article II, Sections 3.03,

3.04, 5.05, 5.06 and 7.03, accepted and

agreed to by:

LEHMAN BROTHERS HOLDINGS INC.

By:

Name:

Title:

EXHIBIT A 1

FORM OF INITIAL CERTIFICATION

Date

[_________]

[_________]

[_________]

Lehman ABS Corporation

745 7th Avenue

New York, New York  10019

Re:

Transfer and Servicing Agreement (the “Transfer and Servicing Agreement”) dated as of [_____] [__], 20[__] by and among Lehman ABS Corporation, as Depositor, [_________], as Indenture Trustee, [_________], as Master Servicer, and Lehman ABS Corporation Home Equity Loan Trust 20[__]-[__] , as Issuer

Ladies and Gentlemen:

In accordance with Section 2.02(a) of the Transfer and Servicing Agreement, subject to review of the contents thereof, the undersigned, as Custodian, hereby certifies that it has received the documents listed in Section 2.01(b) of the Transfer and Servicing Agreement for each Mortgage File pertaining to each Mortgage Loan listed on Schedule A, to the Transfer and Servicing Agreement, subject to any exceptions noted on Schedule I hereto.

Capitalized words and phrases used herein and not otherwise defined herein shall have the respective meanings assigned to them in the Transfer and Servicing Agreement.  This certificate is subject in all respects to the terms of Section 2.02 of the Transfer and Servicing Agreement and the Transfer and Servicing Agreement sections cross-referenced therein.

[Custodian]

By:_____________________________________

Name:

Title:

EXHIBIT A 2

FORM OF INTERIM CERTIFICATION

Date

[_________]

[_________]

[_________]

Lehman ABS Corporation

745 7th Avenue

New York, New York 10019

Re:

Transfer and Servicing Agreement (the “Transfer and Servicing Agreement”) dated as of [_____] [__], 20[__] by and among Lehman ABS Corporation, as Depositor, [_________], as Indenture Trustee, [_________], as Master Servicer, and Lehman ABS Corporation Home Equity Loan Trust 20[__]-[__] , as Issuer

Ladies and Gentlemen:

In accordance with Section 2.02(b) of the Transfer and Servicing Agreement, the undersigned, as Custodian, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on Schedule I hereto) it (or its custodian) has received the applicable documents listed in Section 2.01(b) of the Transfer and Servicing Agreement.

The undersigned hereby certifies that as to each Mortgage Loan identified on the Mortgage Loan Schedule, other than any Mortgage Loan listed on Schedule I hereto, it has reviewed the documents identified above and has determined that each such document appears regular on its face and appears to relate to the Mortgage Loan identified in such document.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Transfer and Servicing Agreement. This certificate is qualified in all respects by the terms of said Transfer and Servicing Agreement including, but not limited to, Section 2.02(b).

[Custodian]

By:_____________________________________

Name:

Title:

EXHIBIT A 3

FORM OF FINAL CERTIFICATION

Date

[_________]

[_________]

[_________]

Lehman ABS Corporation

745 7th Avenue

New York, New York 10019

Re:

Transfer and Servicing Agreement (the “Transfer and Servicing Agreement”) dated as of [_____] [__], 20[__] by and among Lehman ABS Corporation, as Depositor, [_________], as Indenture Trustee, [_________], as Master Servicer, and Lehman ABS Corporation Home Equity Loan Trust 20[__]-[__] , as Issuer

Ladies and Gentlemen:

In accordance with Section 2.02(d) of the Transfer and Servicing Agreement, the undersigned, as Custodian on behalf of the Indenture Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on Schedule I hereto) it (or its custodian) has received the applicable documents listed in Section 2.01(b) of the Transfer and Servicing Agreement.

The undersigned hereby certifies that as to each Mortgage Loan identified on the Mortgage Loan Schedule, other than any Mortgage Loan listed on Schedule I hereto, it has reviewed the documents listed above and has determined that each such document appears to be complete and, based on an examination of such documents, the information set forth in the Mortgage Loan Schedule is correct.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Transfer and Servicing Agreement. This certificate is qualified in all respects by the terms of said Transfer and Servicing Agreement.

[Custodian]

By:_____________________________________

Name:

Title:

EXHIBIT A 4

FORM OF ENDORSEMENT

Pay to the order of [_________], as indenture trustee (the “Indenture Trustee”) under the Transfer and Servicing Agreement dated as of [_____] [__], 20[__] by and among Lehman ABS Corporation, as Depositor, the Indenture Trustee, [_________] as Master Servicer, and Lehman ABS Corporation Home Equity Loan Trust 20[__]-[__] , as Issuer relating to Lehman ABS Corporation Home Equity Loan Trust 20[__]-[__] Home Equity Loan Asset-Backed Notes, Series 20[__]-[__], without recourse.

__________________________________

[current signatory on note]

By:_______________________________

Name:

Title:

EXHIBIT B

REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT

Date

[Addressed to Indenture Trustee

or, if applicable, custodian]

In connection with the administration of the mortgages held by you as Indenture Trustee under a certain Transfer and Servicing Agreement dated as of [_____] [__], 20[__] by and among Lehman ABS Corporation, as Depositor, you, as Indenture Trustee, [_________], as Master Servicer, and Lehman ABS Corporation Home Equity Loan Trust 20[__]-[__] , as Issuer (the “Transfer and Servicing Agreement”), the undersigned Servicer hereby requests a release of the Mortgage File held by you as Indenture Trustee with respect to the following described Mortgage Loan for the reason indicated below.

Mortgagor’s Name:

Address:

Loan No.:

Reason for requesting file:

1.

Mortgage Loan paid in full. (The Servicer hereby certifies that all amounts received in connection with the loan have been or will be credited to the Distribution Account pursuant to the Transfer and Servicing Agreement.)

2.

The Mortgage Loan is being foreclosed.

3.

Mortgage Loan substituted. (The Servicer hereby certifies that a Qualifying Substitute Mortgage Loan has been assigned and delivered to you along with the related Mortgage File pursuant to the Transfer and Servicing Agreement.)

4.

Mortgage Loan repurchased. (The Servicer hereby certifies that the Loan Purchase Price has been credited to the Distribution Account pursuant to the Transfer and Servicing Agreement.)

5.

Other. (Describe)

The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Transfer and Servicing Agreement and will be returned to you within ten (10) days of our receipt of the Mortgage File, except if the Mortgage Loan has been paid in full, or repurchased or substituted for a Qualifying Substitute Mortgage Loan (in which case the Mortgage File will be retained by us permanently) and except if the Mortgage Loan is being foreclosed (in which case the Mortgage File will be returned when no longer required by us for such purpose).

Capitalized terms used herein shall have the meanings ascribed to them in the Transfer and Servicing Agreement.

_____________________________________

[Name of Servicer]

By:__________________________________

Name:

Title: Servicing Officer

EXHIBIT C

LIST OF SERVICING AGREEMENTS

1.

[_________] and

2.

[_________].

EXHIBIT D

(RESERVED)

EXHIBIT E

(RESERVED)

EXHIBIT F

CUSTODIAL AGREEMENT

([_________])

EXHIBIT G

[Reserved]

EXHIBIT H

[Reserved]

FORM OF MASTER SERVICER CERTIFICATION

Re:

Lehman ABS Corporation Home Equity Loan Trust 20[__]-[__]

Home Equity Loan Asset Backed Certificates, Series 20[__]-[__]

                  I, _______________, the senior officer of [_________] certify that:

(i)

I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution and servicing reports filed in respect of periods included in the year covered by this annual report, of Lehman ABS Corporation (the “Registrant”);

(ii)

Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

(iii)

Based on my knowledge, the distribution of servicing information required to be provided to the Administrator by the Master Servicer under the Transfer and Servicing Agreement is included in these reports;

(iv)

Based on my knowledge and upon the annual compliance statement included in the report and required to be delivered to the Administrator in accordance with the terms of the Transfer and Servicing Agreement, and except as disclosed in the reports, the Master Servicer has fulfilled its obligations under the servicing agreement; and

(v)

The reports disclose all significant deficiencies relating to the Master Servicer’s compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the Pooling and Servicing Agreement that is included in these reports.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Transfer and Servicing Agreement, dated [_____] [__], 20[__] (the “Transfer and Servicing Agreement”), among the Registrant as depositor, Lehman ABS Corporation Home Equity Loan Trust 20[__]-[__], as Issuer, the Master Servicer and [_________] as Indenture Trustee.

EXHIBIT I

FORM CERTIFICATION TO BE PROVIDED TO DEPOSITOR

AND/OR MASTER SERVICER BY THE INDENTURE TRUSTEE

Lehman ABS Corporation

745 7th Avenue, 7th Floor

New York, New York 10019

[_________]

[_________]

[_________]

Re:

Lehman ABS Corporation Home Equity Loan Trust 20[__]-[__]

Home Equity Loan Asset-Backed Notes, Series 20[__]-[__]

Reference is made to the transfer and servicing agreement dated as of [_____] [__], 20[__] (the “Transfer and Servicing Agreement”), by and among Lehman ABS Corporation Home Equity Loan Trust 20[__]-[__] , as issuer, [_________], as indenture trustee (the “Indenture Trustee”), [_________], as master servicer (the “Master Servicer”), and Lehman ABS Corporation, as depositor (the “Depositor”).  The Indenture Trustee hereby certifies to the Depositor and the Master Servicer, and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

(i)

The Indenture Trustee has reviewed the annual report on Form 10-K for the fiscal year [   ], and all reports on Form 8-K containing distribution reports filed in respect of periods included in the year covered by that annual report, relating to the above-referenced trust;

(ii)

Based solely upon the information provided to us by the Master Servicer, the information set forth in the reports referenced in (i) above does not contain any untrue statement of material fact; and

(iii)

Based on my knowledge, the distribution information required to be provided by the Indenture Trustee under the Transfer and Servicing Agreement is included in these reports.

Date:

[                                  ], as Indenture Trustee

By:

____________________________

Name:

____________________________

Title:

____________________________

EXHIBIT J

Form of Certification to be Provided by the Master Servicer to the Depositor

Re:

Lehman ABS Corporation Home Equity Loan Trust 20[__]-[__]

Home Equity Loan Asset Backed Certificates, Series 20[__]-[__]

                  I, _______________, the senior officer of [_________] certify that:

(i)

I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution and servicing reports filed in respect of periods included in the year covered by this annual report, of Lehman ABS Corporation (the “Registrant”);

(ii)

Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

(iii)

Based on my knowledge, the distribution of servicing information required to be provided to the Administrator by the Master Servicer under the Transfer and Servicing Agreement is included in these reports;

(iv)

Based on my knowledge and upon the annual compliance statement included in the report and required to be delivered to the Administrator in accordance with the terms of the Transfer and Servicing Agreement, and except as disclosed in the reports, the Master Servicer has fulfilled its obligations under the servicing agreement; and

(v)

The reports disclose all significant deficiencies relating to the Master Servicer’s compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the Pooling and Servicing Agreement that is included in these reports.

 Capitalized terms used but not defined herein have the meanings ascribed to them in the Transfer and Servicing Agreement, dated [_____] [__], 20[__] (the “Transfer and Servicing Agreement”), among the Registrant as depositor, Lehman ABS Corporation Home Equity Loan Trust 20[__]-[__], as Issuer, the Master Servicer and [_________] as Indenture Trustee.

Date:

[_________], as Master Servicer

By:

____________________________

Name:

____________________________

Title:

____________________________

SCHEDULE A

MORTGAGE LOAN SCHEDULE

SCHEDULE B

[_________] MORTGAGE LOAN SCHEDULE

SCHEDULE C

[_________] MORTGAGE LOAN SCHEDULE